                                                                     Exhibit 4.3

================================================================================

                         LUMINENT MORTGAGE TRUST 200_-_,
                                as Issuing Entity

                        LARES ASSET SECURITIZATION, INC.,
                                  as Depositor

                    MERCURY MORTGAGE FINANCE STATUTORY TRUST,
                                    as Seller

                    ________________________________________,
                                   as Servicer

                    ________________________________________,
                 as Securities Administrator and Master Servicer

                                       and

                    ________________________________________,
                              as Indenture Trustee

                                   ----------

                        TRANSFER AND SERVICING AGREEMENT

                      Dated as of __________________, 200_

                                   ----------

                         Luminent Mortgage Trust 200_-_
                      Mortgage-Backed Notes, Series 200_-_

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS AND INTERPRETATION.................................     2
   SECTION 1.1     Definitions...........................................     2
   SECTION 1.2     Calculations With Respect to the Mortgage Loans.......    28
   SECTION 1.3     Calculations With Respect to Accrued Interest.........    28
   SECTION 1.4     Rules of Construction.................................    28

ARTICLE II CONVEYANCE OF MORTGAGE LOANS..................................    29
   SECTION 2.1     Conveyance of Mortgage Loans to the Depositor.........    29
   SECTION 2.2     Conveyance of Mortgage Loans to the Issuing Entity....    30
   SECTION 2.3     Assignment of Mortgage Loans..........................    30
   SECTION 2.4     Books and Records.....................................    31
   SECTION 2.5     Review of Documentation...............................    31
   SECTION 2.6     Representations and Warranties with Respect to the
                   Mortgage Loans........................................    32
   SECTION 2.7     Optional Repurchase...................................    33
   SECTION 2.8     Repurchase of Mortgage Loans..........................    33
   SECTION 2.9     Substitution of Mortgage Loans........................    34
   SECTION 2.10    Granting Clause.......................................    35
   SECTION 2.11    Assignment of OTC Hedge Agreements....................    37

ARTICLE III REPRESENTATIONS AND WARRANTIES...............................    38
   SECTION 3.1     Representations and Warranties of the Seller..........    38
   SECTION 3.2     Representations and Warranties of the Depositor.......    40
   SECTION 3.3     Representations and Warranties of the Servicer........    41
   SECTION 3.4     Representations and Warranties of the Master
                   Servicer and Securities Administrator.................    43

ARTICLE IV SERVICING OF THE MORTGAGE LOANS...............................    45
   SECTION 4.1     General...............................................    45
   SECTION 4.2     Use of Subservicers and Subcontractors................    47
   SECTION 4.3     Collection of Mortgage Loan Payments..................    47
   SECTION 4.4     Realization Upon Defaulted Mortgage Loans.............    48
   SECTION 4.5     Establishment of and Deposits to Custodial Account....    48
   SECTION 4.6     Permitted Withdrawals From Custodial Account..........    50
   SECTION 4.7     Establishment of and Deposits to Escrow Account.......    52
   SECTION 4.8     Permitted Withdrawals From Escrow Account.............    52
   SECTION 4.9     Payment of Taxes, Insurance and Other Charges.........    53
   SECTION 4.10    Transfer of Custodial Account or Escrow Account.......    53
   SECTION 4.11    Mortgaged Property Insurance..........................    54
   SECTION 4.12    Blanket Mortgage Hazard Insurance.....................    55
   SECTION 4.13    Fidelity Bond and Errors and Omissions Insurance......    56
   SECTION 4.14    Restoration of Mortgaged Property.....................    56
   SECTION 4.15    Title, Management and Disposition of REO Property.....    57

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
   SECTION 4.16    Mortgage Loan Reports; Real Estate Owned Reports......    58
   SECTION 4.17    Adjustable Rate Mortgage Loans........................    59
   SECTION 4.18    Prepayment Premiums...................................    59
   SECTION 4.19    Credit Reporting; Gramm Leach Bliley Act..............    59
   SECTION 4.20    Transfers of Mortgaged Property.......................    60
   SECTION 4.21    Satisfaction and Release of Mortgage Files............    61
   SECTION 4.22    Superior Liens........................................    62
   SECTION 4.23    Servicer Compensation.................................    63
   SECTION 4.24    Servicer Remittances..................................    63

ARTICLE V REPORTS........................................................    64
   SECTION 5.1     Assessment of Compliance and Attestation Reports......    64
   SECTION 5.2     Annual Compliance Statement...........................    64
   SECTION 5.3     Back-Up SOX Certification.............................    65
   SECTION 5.4     Commission Reporting..................................    65
   SECTION 5.5     Payment Date Report...................................    68
   SECTION 5.6     Subservicers and Subcontractors.......................    71
   SECTION 5.7     Additional Information................................    72
   SECTION 5.8     Intention of the Parties and Interpretation...........    72
   SECTION 5.9     Indemnification.......................................    72

ARTICLE VI THE SERVICER..................................................    73
   SECTION 6.1     Limitation on Resignation and Assignment by Servicer..    73
   SECTION 6.2     Examination Rights; Additional Information............    73
   SECTION 6.3     Servicer as Bailee....................................    74
   SECTION 6.4     Termination of the Servicer without Cause.............    75
   SECTION 6.5     Servicer Events of Default............................    75
   SECTION 6.6     Waiver of Defaults....................................    77
   SECTION 6.7     Servicer Covenants....................................    77
   SECTION 6.8     Indemnification.......................................    78
   SECTION 6.9     Opinion...............................................    78

ARTICLE VII RESERVED.....................................................    79

ARTICLE VIII THE MASTER SERVICER.........................................    79
   SECTION 8.1     Duties of the Master Servicer.........................    79
   SECTION 8.2     Assignment or Delegation of Duties by the Master
                   Servicer..............................................    80
   SECTION 8.3     Fidelity Bond and Errors and Omission Policy..........    80
   SECTION 8.4     Compensation to the Master Servicer...................    81
   SECTION 8.5     Merger or Consolidation...............................    81
   SECTION 8.6     Examination Rights....................................    81
   SECTION 8.7     Resignation of Master Servicer........................    82
   SECTION 8.8     Master Servicer to Act as Servicer; Appointment of
                   Successor.............................................    82

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
   SECTION 8.9     Master Servicer Events of Default; Appointment of
                   Successor.............................................    84
   SECTION 8.10    Waiver of Defaults....................................    87
   SECTION 8.11    Notification of Master Servicer Default...............    88
   SECTION 8.12    Limitation on Liability of the Master Servicer........    88
   SECTION 8.13    Master Servicer Covenants.............................    88
   SECTION 8.14    Assignment or Delegation of Duties by Master
                   Servicer,.............................................    89
   SECTION 8.15    Indemnification.......................................    89
   SECTION 8.16    Opinion...............................................    90

ARTICLE IX THE SECURITIES ADMINISTRATOR..................................    90
   SECTION 9.1     Duties of the Securities Administrator................    90
   SECTION 9.2     Records...............................................    91
   SECTION 9.3     Compensation..........................................    91
   SECTION 9.4     Independence of the Securities Administrator..........    91
   SECTION 9.5     No Joint Venture......................................    91
   SECTION 9.6     Other Activities of Securities Administrator and the
                   Depositor.............................................    92
   SECTION 9.7     Certain Matters Affecting the Securities
                   Administrator.........................................    92
   SECTION 9.8     Securities Administrator Not Liable for Notes or
                   Mortgage Loans........................................    93
   SECTION 9.9     Securities Administrator May Own Notes................    94
   SECTION 9.10    Eligibility Requirements for the Securities
                   Administrator.........................................    94
   SECTION 9.11    Resignation and Removal of the Securities
                   Administrator.........................................    94
   SECTION 9.12    Successor Securities Administrator....................    95
   SECTION 9.13    Merger or Consolidation of Securities Administrator...    95
   SECTION 9.14    Limitation of Liability...............................    96
   SECTION 9.15    Opinion...............................................    97

ARTICLE X PAYMENTS TO NOTEHOLDERS; INDEMNIFICATION.......................    97
   SECTION 10.1    The Payment Account...................................    97
   SECTION 10.2    Payments from the Payment Account.....................    99
   SECTION 10.3    Indemnification.......................................   102

ARTICLE XI TERMINATION...................................................   103
   SECTION 11.1    Termination...........................................   103
   SECTION 11.2    Optional Termination; Clean-up Call...................   103
   SECTION 11.3    Certain Notices upon Final Payment....................   104

ARTICLE XII AMENDMENT....................................................   105
   SECTION 12.1    Without Consent of the Noteholders....................   105
   SECTION 12.2    With Consent..........................................   106
   SECTION 12.3    Procedure and Notice..................................   106

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE XIII MISCELLANEOUS PROVISIONS....................................   106
   SECTION 13.1    Binding Nature of Agreement...........................   106
   SECTION 13.2    Entire Agreement......................................   106
   SECTION 13.3    Acts of the Noteholders...............................   107
   SECTION 13.4    Recordation of Agreement..............................   107
   SECTION 13.5    Governing Law.........................................   107
   SECTION 13.6    Notices...............................................   107
   SECTION 13.7    Notice to Rating Agencies.............................   109
   SECTION 13.8    Severability of Provisions............................   110
   SECTION 13.9    Indulgences; No Waivers...............................   110
   SECTION 13.10   Headings Not To Affect Interpretation.................   110
   SECTION 13.11   Benefits of Agreement.................................   110
   SECTION 13.12   Counterparts..........................................   110
   SECTION 13.13   Execution by the Issuing Entity; Closing
                   Certifications........................................   111

     ATTACHMENTS

Exhibit A      Information Fields for Mortgage Loan Schedule
Exhibit B      Contents of Each Mortgage File
Exhibit C      Form of Request for Release
Exhibit D      Form of Realized Losses and Gains
Exhibit E      Standard Layout For Monthly Defaulted Loan Report
Exhibit F      Credit Reporting Procedure
Exhibit 1122   Servicing Criteria
Exhibit SOX    Sarbanes Oxley Certificate

Schedule A     Mortgage Loan Schedule
Schedule B     Representations and Warranties in respect of the Mortgage Loans
Schedule C     LIBOR Formula

     This TRANSFER AND SERVICING AGREEMENT, dated as of __________ _, _____, is by and among LUMINENT MORTGAGE TRUST 200_-_, a Delaware statutory trust, as the issuing entity (the "ISSUING ENTITY"), LARES ASSET SECURITIZATION, INC., a Delaware corporation, as depositor (the "DEPOSITOR"), MERCURY MORTGAGE FINANCE STATUTORY TRUST, a Maryland business trust, as seller (the "SELLER"), [ - ], a national banking association, as servicer (the "SERVICER"), [ - ], a national banking association, as securities administrator (the "SECURITIES ADMINISTRATOR") and master servicer (the "MASTER SERVICER"), [ - ], and [ - ], a national banking association, as indenture trustee (the "INDENTURE TRUSTEE").

                              PRELIMINARY STATEMENT

     WHEREAS, the Seller seeks to sell to the Depositor and the Depositor seeks to purchase from the Seller all of the right, title and interest of the Seller in certain adjustable-rate first [and second] lien mortgage loans and fixed-rate first [and second] lien mortgage loans identified in Schedule A hereto on a servicing-released basis pursuant to this Agreement;

     WHEREAS, the Seller will make representations and warranties as set forth herein with respect to the Mortgage Loans and will assign to the Depositor certain representations and warranties that the Seller has received with respect to such Mortgage Loans;

     WHEREAS, at the Closing Date the Depositor will be the owner of the Mortgage Loans and the other property being conveyed and assigned by it to the Issuing Entity hereunder for inclusion in the Trust Fund on the Closing Date;

     WHEREAS, on the Closing Date, the Depositor will transfer to the Issuing Entity the Mortgage Loans and the other property constituting the Trust Fund;

     WHEREAS, pursuant to the Indenture, the Issuing Entity will issue the Notes and will secure them with a pledge to the Indenture Trustee of the Mortgage Loans and the other property constituting the Trust Fund;

     WHEREAS, the Depositor will receive the Notes in consideration for the Mortgage Loans and other property being conveyed and assigned by it to the Issuing Entity and will sell the Notes to various purchasers.

     WHEREAS, the Servicer is willing to service the Mortgage Loans for the benefit of the Issuing Entity and the Indenture Trustee;

     WHEREAS, the Master Servicer is willing to master service the Mortgage Loans for the benefit of the Issuing Entity and the Indenture Trustee;

     WHEREAS, the Securities Administrator is willing to provide certain services and reports with respect to the Notes and the Certificate; and

     WHEREAS, the Issuing Entity has entered into certain agreements in connection with the issuance of the Notes and the Certificate, including the Operative Agreements.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

     The following table sets forth (or describes) the Class designation, Note Interest Rate, initial Class Principal Amount, maturity date, rating and CUSIP number for each class of Notes issued pursuant to the Indenture.

   Class     Initial Class Principal  Note Interest  Maturity     Ratings
Designation         Amount(2)            Rate(1)       Date    (S&P/Moody's)  CUSIP Number
-----------  -----------------------  -------------  --------  -------------  ------------
A-1                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
A-2                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
A-3                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
A-4                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
M-1                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
M-2                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
M-3                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
M-4                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
M-5                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
M-6                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
M-7                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
M-8                   $               LIBOR + [ - ]%   [ - ]        [ - ]         [ - ]
                      ------
Total:                $[ - ]
                      ======

(1) The Note Interest Rate for each class of Offered Notes is a per annum rate equal to the lesser of (a) one-month LIBOR plus the Applicable Margin and
     (b) 14.00%. The Note Interest Rate for each class of Offered Notes will be subject to an Available Funds Rate. The margin on the Class A Notes will be multiplied by 2 and the margin on the Class M Notes will be multiplied by
     1.5 on any Payment Date on or after the Margin Stepup Date.

(2) The Notes will be issued in minimum denominations of $100,000 and integral multiples of $1 in excess thereof.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     SECTION 1.1 Definitions.

     Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Indenture or the Owner Trust Agreement, as applicable. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

     ACCEPTED MASTER SERVICING PRACTICES: With respect to any Mortgage Loan, those customary mortgage loan master servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer, and in accordance with the applicable state, local and federal laws, rules and regulations.

     ACCEPTED SERVICING PRACTICES: The servicing and administration of the Mortgage Loans for which the Servicer is responsible hereunder:

     (a) in the same manner in which, and with the same care, skill, prudence and diligence with which, the Servicer generally services and administers similar mortgage loans with similar mortgagors (i) for other third parties, giving due consideration to customary and usual standards of practice of prudent institutional residential mortgage lenders servicing their own loans, or (ii) held in the Servicer's own portfolio, whichever standard is higher;

     (b) with a view to the maximization of the recovery on such Mortgage Loans on a net present value basis and the best interests of the Issuing Entity, the Noteholders or any Person to which the Mortgage Loans may be transferred by the Issuing Entity;

     (c) without regard to (i) any relationship that the Servicer or any affiliate thereof may have with the related Mortgagor or any other party to the transactions, (ii) the right of the Servicer to receive compensation or other fees for its services rendered pursuant to this Agreement, (iii) the obligations of the Servicer to make Monthly Advances and Servicing Advances, (iv) the ownership, servicing or management by the Servicer or any affiliate thereof for others of any other mortgage loans or mortgaged properties, and (v) any debt the Servicer or any of its affiliates has extended to any mortgagor; and

     (d) in accordance with the applicable state, local and federal laws, rules and regulations.

     ACCOUNTANT: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with a party hereto or an Affiliate thereof.

     ADJUSTABLE RATE MORTGAGE LOAN: A Mortgage Loan that contains a provision pursuant to which the Mortgage Rate is adjusted periodically.

     ADJUSTED CLASS PRINCIPAL AMOUNT: For any Payment Date and a class of Offered Notes, prior to giving effect to principal payments made with respect to such class of Offered Notes on such Payment Date, an amount equal to (a) the Class Principal Amount of such class of Offered Notes minus (b) the Class Impairment Amount, if any, of such class of Notes.

     ADJUSTED NET MORTGAGE RATE: With respect to each Mortgage Loan, a rate equal to the per annum Mortgage Rate less the sum of the (i) Servicing Fee Rate,
(ii) the Master Servicing Fee Rate and (iii) the Lender Paid Mortgage Insurance Rate.

     ADJUSTMENT DATE: As to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

     ADVANCE: Any Monthly Advance or Servicing Advance.

     AFFILIATE: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     AGREEMENT: This Transfer and Servicing Agreement, including all exhibits and schedules hereto, as it may be amended from time to time.

     APPLICABLE MARGIN: The applicable margin is set forth in the table appearing on page 2 of this Agreement.

     APPRAISED VALUE: With respect to any Mortgage Loan, the lesser of (a) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (b) the amount paid by the Mortgagor for the Mortgaged Property, provided, however, that in the case of a refinanced Mortgage Loan or a Mortgage Loan that was not originated in connection with the borrower's purchase of the Mortgaged Property, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan.

     ASSESSMENT OF COMPLIANCE: As defined in Section 5.1.

     ASSIGNMENT OF MORTGAGE: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment of the Mortgage to the Indenture Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

     ATTESTATION REPORT: As defined in Section 5.1.

     AUTHORIZED OFFICER: With respect to the Issuing Entity, any officer who is appointed pursuant to Section 11.1 of the Owner Trust Agreement or any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuing Entity and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     AVAILABLE FUNDS: For each Payment Date, the sum of the Interest Proceeds and the Principal Proceeds for such Payment Date.

     AVAILABLE FUNDS RATE: For each Payment Date, the per annum rate equal to the sum of (a) the product of (i) the weighted average of the Adjusted Net Mortgage Rates on the Mortgage Loans for the related Due Period, weighted on the basis of their Scheduled Principal Balance as of the beginning of the related Due Period, (ii) 30 divided by the actual number of days in the related Interest Accrual Period, and (iii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period divided by the aggregate Adjusted Class Principal Amount of the Offered Notes immediately prior to such Payment Date and (b) the product of (i) 360 divided by the actual number of days in the Interest Accrual Period and (ii) any funds received by the trust pursuant to the Cap Agreement for such Payment Date, divided by the aggregate of the Adjusted Class Principal Amounts of the Offered Notes immediately prior to such Payment Date.

     BACKUP SOX CERTIFICATION: As defined in Section 5.3.

     BANKRUPTCY CODE: The United States Bankruptcy Code of 1986, as amended, as codified in 11 U.S.C. Sections 101-1330.

     BASIS RISK SHORTFALL: With respect to each class of Offered Notes on each Payment Date, the sum of (a) the excess, if any, of (i) the amount that would have been the Current Interest at the Formula Rate for such Payment Date over
(ii) the Current Interest actually accrued on such class of Offered Notes at an interest rate equal to the Available Funds Rate, (b) any amount described in clause (a) above for such class remaining unpaid from prior Payment Dates and
(c) interest on the amount in clause (b) above at the Formula Rate.

     BUSINESS DAY: Any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in the states of [ - ] and [ - ] are authorized or obligated by law or executive order to be closed.

     CAP AGREEMENT: The agreement entered into by and between the Issuing Entity and the Cap Provider, dated as of [ - ], providing for certain payments to be made to the Securities Administrator on behalf of the Issuing Entity.

     CAP PAYMENT: The aggregate of all payments received by the Securities Administrator from the Cap Provider on a Payment Date pursuant to the Cap Agreement.

     CAP PROVIDER: _________________.

     CERTIFICATE: The certificate evidencing the ownership interest in the Issuing Entity.

     CERTIFICATEHOLDER: The Person in whose name the Certificate is registered pursuant to the Owner Trust Agreement.

     CLASS: All Notes bearing the same class designation.

     CLASS A NOTES: The Luminent Mortgage Trust 200_-_, Mortgage-Backed Notes, Series 200_-_ Class A-1, Class A-2, Class A-3 and Class A-4 Notes issued under the Indenture.

     CLASS IMPAIRMENT AMOUNT: For any Payment Date and the Class M Notes, prior to giving effect to any principal payments made with respect to such Notes on the current Payment Date, the lesser of (a) the Class Principal Amount of such class of Notes and (b) the amount, if any, by which the sum of the Class Principal Amount of such class of Notes and all classes of Offered Notes that are senior to such class of Notes exceeds the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

     CLASS M NOTES: The Luminent Mortgage Trust 200_-_, Mortgage-Backed Notes, Series 200_-_ Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Notes issued under the Indenture.

     CLASS M-1 PRINCIPAL PAYMENT AMOUNT: For any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is an amount equal to the excess of (x) the sum of (A) the aggregate Class Principal Amount of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date) and (B) the Adjusted Class Principal Amount of the Class M-1 Notes immediately prior to such Payment Date, over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period over 0.50% of the Cut-off Date Balance.

     CLASS M-2 PRINCIPAL PAYMENT AMOUNT: For any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is an amount equal to the excess of (x) the sum of (A) the sum of the aggregate Class Principal Amount of the Class A Notes and the Adjusted Class Principal Amount of the Class M-1 Notes (after taking into account the payment of the Senior Principal Payment Amount and the Class Principal Payment Amounts for such Class M Notes on such Payment Date) and (B) the Adjusted Class Principal Amount of the Class M-2 Notes immediately prior to such Payment Date, over (y) the lesser of
(A) the product of (i) _____% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period over 0.50% of the aggregate Scheduled Principal Balance of the Cut-off Date Balance.

     CLASS M-3 PRINCIPAL PAYMENT AMOUNT: For any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is an amount equal to the excess of (x) the sum of (A) the sum of the aggregate Class Principal Amounts of the Class A Notes and the aggregate Adjusted Class Principal Amount of the Class M-1 and Class M-2 Notes (after taking into account the payment of the Senior Principal Payment Amount and the Class Principal Payment Amounts for such Class M Notes on such Payment Date) and (B) the Adjusted Class Principal Amount of the Class M-3 Notes immediately prior to such Payment Date, over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period over 0.50% of the Cut-off Date Balance.

     CLASS M-4 PRINCIPAL PAYMENT AMOUNT: For any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is an amount equal to the excess of (x) the sum of (A) the sum of the aggregate Class Principal Amount of the Class A Notes and the aggregate Adjusted Class Principal Amounts of the Class M-1 through Class M-3 Notes (after taking into account the payment of the Senior Principal Payment Amount and the Class Principal Payment Amounts for such Class M Notes on such Payment Date) and (B) the Adjusted Class Principal Amount of the Class M-4 Notes immediately prior to such Payment Date, over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period over 0.50% of the Cut-off Date Balance.

     CLASS M-5 PRINCIPAL PAYMENT AMOUNT: For any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is an amount equal to the excess of (x) the sum of (A) the sum of the aggregate Class Principal Amount of the Class A Notes and the aggregate Adjusted Class Principal Amounts of the Class M-1 through Class M-4 Notes (after taking into account the payment of the Senior Principal Payment Amount and the Class Principal Payment Amounts for such Class M Notes on such Payment Date) and (B) the Adjusted Class Principal Amount of the Class M-5 Notes immediately prior to such Payment Date, over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period over 0.50% of the Cut-off Date Balance.

     CLASS M-6 PRINCIPAL PAYMENT AMOUNT: For any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is an amount equal to the excess of (x) the sum of (A) the sum of the aggregate Class Principal Amount of the Class A Notes and the aggregate Adjusted Class Principal Amounts of the Class M-1 through Class M-5 Notes (after taking into account the payment of the Senior Principal Payment Amount and the Class Principal Payment Amounts for such Class M Notes on such Payment Date) and (B) the Adjusted Class Principal Amount of the Class M-6 Notes immediately prior to such Payment Date, over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period over 0.50% of the Cut-off Date Balance.

     CLASS M-7 PRINCIPAL PAYMENT AMOUNT: For any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is an amount equal to the excess of (x) the sum of (A) the sum of the aggregate Class Principal Amount of the Class A Notes and the aggregate Adjusted Class Principal Amounts of the Class M-1 through Class M-6 Notes (after taking into account the payment of the Senior Principal Payment Amount and the Class Principal Payment Amounts for such Class M Notes on such Payment Date) and (B) the Adjusted Class Principal Amount of the Class M-7 Notes immediately prior to such Payment Date, over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period over 0.50% of the Cut-off Date Balance.

     CLASS M-8 PRINCIPAL PAYMENT AMOUNT: for any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is an amount equal to the excess of (x) the sum of (A) the sum of the aggregate Class Principal Amount of the Class A Notes and the aggregate Adjusted Class Principal Amounts of the Class M-1 through Class M-7 Notes (after taking into account the payment of the Senior Principal Payment Amount and the Class Principal Payment Amounts for such Class M Notes on such Payment Date) and (B) the Adjusted Class Principal Amount of the Class M-8 Notes immediately prior to such Payment Date, over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate Scheduled Principal Balance of the

Mortgage Loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate Scheduled Principal Balance of the Mortgage Loans on the last day of the related Due Period over 0.50% of the Cut-off Date Balance.

     CLASS N NOTES: The Luminent Mortgage Trust 200_-_, Mortgage-Backed Notes, Series 200_-_ Class N Notes issued under the Indenture.

     CLASS N PRINCIPAL PAYMENT AMOUNT: For any Payment Date with respect to the Class N Notes, the lesser of the (a) amount of Available Funds (including for this purpose Prepayment Premiums) remaining on any Payment Date after payment of
(i) all amounts due pursuant to Section 10.2(b) hereof (except Section 10.2(b)(iii)(H)) and (I)), and (ii) the Interest Payment Amount on the Class N Notes for such Payment Date; and (b) the Class Principal Amount of the Class N Notes.

     CLASS PRINCIPAL AMOUNT: With respect to any class of Notes, the initial principal amount thereof on the Closing Date, less all amounts previously paid with respect to such class of Notes as principal on all prior Payment Dates.

     CLEAN-UP CALL: The right of the Servicer to purchase all of the Mortgage Loans pursuant to Section 11.2(b).

     CLOSING DATE: ____________, 200_.

     CODE: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     COMMISSION: The Securities and Exchange Commission.

     COMPENSATING INTEREST PAYMENT: With respect to any Payment Date, an amount equal to the lesser of (a) the aggregate Prepayment Interest Shortfall with respect to such Payment Date and (b) the amount of the Servicing Fee actually paid to, or retained by, the Servicer in respect of such Payment Date.

     COMPLIANCE STATEMENT: As defined in Section 5.2.

     CONDEMNATION PROCEEDS: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     CORPORATE TRUST OFFICE: With respect to:

     (a) the Securities Administrator, the principal corporate trust office at which, at any particular time, its corporate trust business in connection with this Agreement shall be administered, which office, at the date of the execution of this Agreement, is located at [ - ], or at such other address as the Securities Administrator may designate from time to time by notice to Noteholders, the Indenture Trustee, the Depositor, the Seller, the Master Servicer and the

Servicer; provided, however, that with respect to the Securities Administrator, the Note Registrar and the Certificate Registrar and presentment of Notes or the Certificate for registration of transfer, exchange or final payment: [ - ].

     (b) the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at [ - ], or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuing Entity, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders and the Issuing Entity.

     CUMULATIVE REALIZED LOSS PERCENTAGE: With respect to any Payment Date, a fraction, expressed as a percentage, obtained by dividing (a) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Due Period by (b) the Cut-off Date Balance.

     CURRENT INTEREST: With respect to any Payment Date and each class of Offered Notes, the sum, calculated in accordance with Section 1.3, of (a) the interest accrued during the related Interest Accrual Period at the applicable
Note Interest Rate for such class of Offered Notes on its Adjusted Class Principal Amount immediately prior to such Payment Date, and (b) the sum of (i) any unpaid Current Interest from previous Payment Dates for such class of Offered Notes, and (ii) interest thereon at the applicable Note Interest Rate for such Payment Date.

     CUSTODIAL ACCOUNT: The account or accounts established and maintained pursuant to Section 4.5 hereof.

     CUSTODIAL AGREEMENT: The agreement, dated as of ___________ 1, 200_, by and between the Custodian and the Indenture Trustee governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

     CUSTODIAN: [ - ], as the custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

     CUT-OFF DATE: ________ _, 200_.

     CUT-OFF DATE BALANCE: The aggregate Scheduled Principal Balance of the Mortgage Loans as of the close of business on the Cut-off Date.

     DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction of the Scheduled Monthly Payment that the related Mortgagor is obligated to pay on any Due Date as a result of any proceeding under bankruptcy law or any similar proceeding.

     DEFERRED INTEREST: For the Class M Notes and any Payment Date, an amount equal to the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Note Interest Rate on the Class Impairment Amount for that class, (b) any amount described in clause (a) for prior Payment Dates remaining unpaid, and (c) interest accrued on the amount described in clause (b) above during the Interest Accrual Period related to such Payment Date at the applicable Note Interest Rate.

     DEFERRED INTEREST BASIS RISK SHORTFALL: For each Payment Date and each class of Class M Notes is the sum of (a) the excess, if any, of (i) the amount that would have been the Deferred Interest at the Formula Rate for such Payment Date over (ii) the Deferred Interest accrued on such class of Class M Notes at an interest rate equal to the Available Funds Rate, (b) any amount described in clause (a) above for such class remaining unpaid from prior Payment Dates and
(c) interest on the amount in clause (b) above at the Formula Rate.

     DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

     DELETED MORTGAGE LOAN: A Mortgage Loan that is repurchased from the Trust Fund or as to which one or more Qualified Substitute Mortgage Loans are substituted therefor.

     DELINQUENCY RATE: For any Due Period, the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of the preceding calendar month, and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the close of business on the last day of such calendar month.

     DEPOSITOR: Lares Asset Securitization, Inc., a Delaware corporation, or its successors in interest.

     DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC of the State of New York and registered as a "clearing agency" pursuant to Section 17A of the Exchange Act as amended.

     DETERMINATION DATE: With respect to any Payment Date, the Business Day preceding the Servicer Remittance Date.

     DUE DATE: The day of the month on which the Scheduled Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace, as specified in the related Mortgage Note.

     DUE PERIOD: With respect to any Payment Date and a Mortgage Loan, the period commencing on the second day of the month immediately preceding the month in which such Payment Date occurs (or the day following the Cut-off Date in respect of the first Due Period) and ending on the first day of the calendar month in which such Payment Date occurs.

     EDGAR: The "Electronic Data Gathering, Analysis, and Retrieval" system of the Commission, which performs automated collection, validation, indexing, acceptance, and forwarding of submissions by companies and others who are required by law to file forms with the Commission.

     ELIGIBLE ACCOUNT: Any of (a) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, (b) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC), provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, (c) a trust account or accounts maintained with (i) the trust department of a federal or state chartered depository institution or
(ii) a trust company, acting in its fiduciary capacity, or (d) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Indenture Trustee, the Securities Administrator or the Master Servicer.

     ELIGIBLE INVESTMENTS: Any dollar-denominated investment that is one or more of the following (and may include investments for which the Indenture Trustee, the Securities Administrator and/or their Affiliates, or the Master Servicer and/or its Affiliates, provides services or receives compensation):

     (a) cash;

     (b) direct registered obligations of, and registered obligations the timely payment of principal and interest on which is fully and expressly guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are expressly backed by the full faith and credit of the United States;

     (c) demand and time deposits in, interest bearing trust accounts at, certificates of deposit of, bankers' acceptances payable within 183 days of issuance issued by, or Federal funds sold by any depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by Federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have a credit rating of not less than "AA+" by S&P and "Aa2" by Moody's (and if rated "Aa2", such rating is not on watch for downgrade by Moody's) in the case of long-term debt obligations, or "A-1+" by S&P and "P-1" by Moody's (and if rated "P-1", such rating is not on watch for downgrade by Moody's) and in the case of commercial paper and short-term debt obligations;

provided that (i) in each case, the issuer thereof must have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than "Aa2" by Moody's (and if rated "Aa2", such rating is not on watch for downgrade by Moody's) and (ii) in the case of commercial paper and short-term debt obligations with a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than "AA+" by S & P;

     (d) unleveraged repurchase obligations (if treated as debt for United States federal income tax purposes by the issuer with respect to (i) any security described in clause (b) above or (ii) any other registered security issued or guaranteed by an agency or instrumentality of the United States (in each case without regard to the final maturity of such security), in either case entered into with a United States federal or state depository institution or trust company (acting as principal) described in clause (c) above or entered into with a corporation (acting as principal) whose long-term rating at the time of such investment or contractual commitment providing for such investment is not less than "AA+" by S&P and "Aa2" by Moody's (and if rated "Aa2", such rating is not on watch for downgrade by Moody's) or whose short-term credit rating at the time of such investment or contractual commitment providing for such investment is "A-1+" by S&P and "P-1" by Moody's (and if rated "P-1", such rating is not on watch for downgrade by Moody's) at the time of such investment; provided that (A) in each case, the issuer thereof must have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than "Aa2" by Moody's (and if rated "Aa2", such rating is not on watch for downgrade by Moody's) and (B) if such security has a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than "AA+" by S&P and "Aa2" by Moody's (and if rated "Aa2", such rating is not on watch for downgrade by Moody's);

     (e) registered debt securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that have a credit rating at the time of such investment or contractual commitment providing for such investment of not less than "AA" by S&P and "Aa2" by Moody's (and if rated "Aa2", such rating is not on watch for downgrade by Moody's);

     (f) commercial paper or other short-term obligations with a maturity of not more than 183 days from the date of issuance and having at the time of such investment or contractual commitment providing for such investment a credit rating of "A-1+" by S & P; provided, that (i) in each case, the issuer thereof must have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than "Aa2" by Moody's (and if rated "Aa2", such rating is not on watch for downgrade by Moody's) and (ii) if such security has a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than "AA" by S & P;

     (g) Reinvestment Agreements issued by any bank (if treated as a deposit by such bank), or a registered Reinvestment Agreement issued by any insurance company or other corporation or entity organized under the laws of the United States or any state thereof (if treated as debt for tax purposes by the issuer), in each case, that has a credit rating of not less than "A-

1+" by S&P and "P-1" by Moody's (and if rated "P-1", such rating is not on watch for downgrade by Moody's); provided, that (i) in each case, the issuer thereof must have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than "Aa2" by Moody's (and if rated "Aa2", such rating is not on watch for downgrade by Moody's) and (ii) if such security has a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment or contractual commitment providing for such investment a long-term credit rating of not less than "AA" by S & P; and

     (h) interests in any money market fund or similar investment vehicle having at the time of investment therein the highest credit rating assigned by each of the Rating Agencies (which may include money market funds or common trust funds, including without limitation, any fund for which the Securities Administrator or its Affiliate serves as an investment adviser, administrator, shareholder servicing agent and/or from which such party collects fees).

     In each case (other than clause (a)), such Eligible Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Payment Date (or, if the Securities Administrator or an Affiliate is the obligor on such Eligible Investment, the Payment Date) next following the Due Period in which the date of investment occurs; provided, that, Eligible Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERRORS AND OMISSIONS INSURANCE POLICY: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 4.13 or by the Master Servicer pursuant to Section 8.3.

     ESCROW ACCOUNT: The separate account or accounts created and maintained pursuant to Section 4.7 hereof.

     ESCROW PAYMENTS: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

     EXCESS CASHFLOW: For each Payment Date, the amount equal to Available Funds remaining after payment of all amounts pursuant to Section 10.2(b)(i) and (ii).

     EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

     FANNIE MAE: Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FICO: The credit score used for underwriting a Mortgage Loan.

     FIDELITY BOND: A fidelity bond to be maintained by the Servicer pursuant to
Section 4.13 and by the Master Servicer pursuant to Section 8.3.

     FINAL CERTIFICATION: A certification as to the completeness of each Mortgage File provided by the Custodian within 90 days following the Closing Date in accordance with Section 2.5(c).

     FIXED RATE MORTGAGE LOAN: Any Mortgage Loan for which the Mortgage Rate is constant and is not determined by reference to an Index.

     FORMULA RATE: For each class of Offered Notes, a per annum rate equal to the lesser of (i) One-Month LIBOR plus the Applicable Margin for such class of Offered Notes and (ii) [ - ]%.

     FREDDIE MAC: The Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.

     GROSS MARGIN: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Rate, as set forth in the Mortgage Loan Schedules.

     HUD: The United States Department of Housing and Urban Development, or any successor thereto.

     INDENTURE: The Indenture dated as of __________ _, _____, among the Issuing Entity, the Securities Administrator and the Indenture Trustee, as such may be amended or supplemented from time to time.

     INDENTURE TRUSTEE: [ - ], a national banking association, or any successor in interest.

     INDENTURE TRUSTEE FEE: The annual fee of $[ - ] to be paid by the Master Servicer from the Master Servicing Fee.

     INDEPENDENT: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person,
(b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     INDEX: The index specified in the related Mortgage Note for calculation of the Mortgage Rate thereof.

     INITIAL CERTIFICATION: A certification as to the completeness of each Mortgage File provided by the Custodian on the Closing Date in accordance with
Section 2.5(b).

     INSURANCE PROCEEDS: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, if applicable, including the proceeds of any hazard or flood insurance policy.

     INTEREST ACCRUAL PERIOD: With respect to any Payment Date, the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date.

     INTEREST PAYMENT AMOUNT: With respect to any Payment Date, (i) interest accrued on the Class N Notes for the related Interest Accrual Period at the Note Interest Rate for the Class N Notes and (ii) any such previously accrued and unpaid interest at the Note Interest Rate for the Class N Notes (and any interest accrued thereon), in each case at the Note Interest Rate for the Class N Notes.

     INTEREST PROCEEDS: With respect to any Payment Date, the sum of (a) the sum of all scheduled and unscheduled payments of interest on the Mortgage Loans, all Liquidation Proceeds in respect of interest from Liquidated Mortgage Loans, all Insurance Proceeds on the Mortgage Loans in respect of interest and the interest portion of the Repurchase Price of each Mortgage Loan that is repurchased upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in the related Due Period or the related Prepayment Period, as applicable and (b) any Cap Payments, less the Servicing Fee with respect to such Payment Date and excluding, for the avoidance of doubt, any Prepayment Premiums.

     ISSUING ENTITY: Luminent Mortgage Trust 200_-_, a Delaware statutory trust, and its permitted successors and assigns.

     LIBOR: The London interbank offered rate for one-month United States dollar deposits established pursuant to Schedule C hereto.

     LIBOR BUSINESS DAY: As defined in Schedule C.

     LIQUIDATED MORTGAGE LOAN: With respect to any Payment Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the Prepayment Period relating to such Payment Date and as to which the Servicer has certified to the Master Servicer and the Securities Administrator that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of any REO Property.

     LIQUIDATION EXPENSES: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Servicer, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

     LIQUIDATION PROCEEDS: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     LOAN-TO-VALUE RATIO OR LTV: With respect to any Mortgage Loan secured by a first lien mortgage, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property. With respect to any Mortgage Loan secured by a second lien mortgage, a fraction, expressed as a percentage, the numerator of which is the sum of (1) the original loan amount of the related Mortgage Loan and (2) any outstanding principal balance of mortgage loans the liens on which are equal in priority or senior to the lien on such related Mortgage Loan (each such calculated at the date of origination of such related Mortgage Loan), and the denominator of which is the Appraised Value.

     LPMI POLICY: A policy of primary mortgage guaranty insurance with respect to a Mortgage Loan, the premiums of which are paid by someone other than the Mortgagor from its own funds, without reimbursement.

     LPMI PROCEEDS: Proceeds of any Lender Paid Mortgage Insurance Policy.

     MARGIN STEPUP DATE: The first Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period is less than [ - ]% of the Cut-off Date Balance.

     MASTER SERVICER: [ - ] and its successors and assigns in its capacity as master servicer.

     MASTER SERVICER EVENT OF DEFAULT: As defined in Section 8.9(a).

     MASTER SERVICING FEE: As to each Mortgage Loan and any Payment Date, an amount equal to (i) one twelfth of the Master Servicing Fee Rate multiplied by
(ii) the Scheduled Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

     MASTER SERVICING FEE RATE: ________% per annum.

     MATERIAL DEFECT: With respect to any Mortgage Loan, as defined in Section 2.5(d).

     MATURITY DATE: With respect to each class of Notes, the Payment Date in
________________.

     MERS: MERSCORP, Inc., its successor and assigns.

     MERS DESIGNATED MORTGAGE LOAN: A Mortgage Loan for which (a) the Seller has designated or will designate MERS as, and have taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller and its successors and assigns, in accordance with MERS Procedures Manual and (b) the Seller has designated or will designate the Indenture Trustee as the "Investor" on the MERS(R) System.

     MERS PROCEDURES MANUAL: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

     MERS(R) SYSTEM: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

     MONTHLY ADVANCE: With respect to any Mortgage Loan on any Determination Date, an amount equal to the portion of each Scheduled Monthly Payment due in the Due Period to which such Determination Date relates that is delinquent at the close of business on such Determination Date, excluding any balloon payment or any shortfalls attributable to the Relief Act.

     MOODY'S: Moody's Investors Service, Inc., or any successor thereto.

     MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a lien on an estate in fee simple or leasehold estate in real property securing the Mortgage Note.

     MORTGAGE FILE: The mortgage documents listed on Exhibit B pertaining to a particular Mortgage Loan.

     MORTGAGE LOAN: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan sold and subject to this Agreement being identified on the Mortgage Loan Schedules hereto, which Mortgage Loan includes without limitation the Mortgage File, the Scheduled Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

     MORTGAGE LOAN DOCUMENTS: The documents referred to in Section(a) of Exhibit B.

     MORTGAGE LOAN REMITTANCE RATE: With respect to each Mortgage Loan, the related Mortgage Rate less the Servicing Fee Rate and the Lender Paid Mortgage Insurance Rate.

     MORTGAGE LOAN SCHEDULE: The list of Mortgage Loans transferred to the Indenture Trustee, or the Custodian on its behalf, as part of the Trust Fund and from time to time subject to this Agreement attached hereto as Schedule A that sets forth in the information required on Exhibit A for each Mortgage Loan.

     MORTGAGE NOTE: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, including any riders or addenda thereto.

     MORTGAGE RATE: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

     MORTGAGED PROPERTY: The real property securing repayment of the debt evidenced by a Mortgage Note.

     MORTGAGOR: The obligor on a Mortgage Note.

     NON-RECOVERABLE ADVANCE: Any Servicing Advance (in respect of the Servicer only) or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer or Master Servicer (in its capacity as successor servicer) which, in the reasonable discretion of the Servicer or Master Servicer in accordance with Accepted Servicing Practices will not or, in the case of a proposed Servicing Advance or Monthly Advance, would not, ultimately be recoverable by the Servicer or Master Servicer from the related Mortgagor, related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds or otherwise. The determination by the Servicer that all or a portion of a Servicing Advance or Monthly Advance would be a Non-recoverable Advance shall be evidenced by an Officer's Certificate delivered to the Master Servicer and the Securities Administrator setting forth such determination and a reasonable explanation thereof.

     NOTE OR NOTES: The Class A, Class M and Class N Notes issued pursuant to the Indenture.

     NOTE INTEREST RATE: For each class of Offered Notes, the lesser of (a) the applicable Formula Rate and (b) the Available Funds Rate. For the Class N Notes, _____% per annum.

     NOTEHOLDER: The Person in whose name a Note is registered on the books of the Note Registrar solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Note registered in the name of the Depositor, the Master Servicer, the Securities Administrator or the Indenture Trustee or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained. The Securities Administrator, the Note Registrar and the Indenture Trustee may conclusively rely upon and shall be protected in relying on certifications by the Depositor in determining whether any Note is registered to an Affiliate of the Depositor. In the absence of such certification, the Securities Administrator, the Note Registrar and the Indenture Trustee may conclusively assume that a Note is not held by an affiliate of the Depositor.

     OFFERED NOTES: The Class A and Class M Notes.

     OFFICER'S CERTIFICATE: A certificate (a) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President, an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, as the case may be, or (b), if provided for in this Agreement, signed by a Servicing Officer and delivered to the Depositor, the Master Servicer, the Securities Administrator, and the Indenture Trustee, as the case may be, as required by this Agreement.

     OPERATIVE AGREEMENTS: The Owner Trust Agreement, the Custodial Agreement, the Certificate of Trust of the Issuing Entity, the Indenture, the Cap Agreement, this Agreement and each other document related to the transaction to which any party hereto is a party.

     OPINION OF COUNSEL: A written opinion of counsel, which shall not be at the expense of the Master Servicer, the Securities Administrator or the Indenture Trustee, who may be counsel for the Seller, the Servicer, the Custodian, the Depositor, the Master Servicer, the Securities Administrator or the Indenture Trustee, including in-house counsel, reasonably acceptable to the

Securities Administrator, the Indenture Trustee and/or the Master Servicer, as applicable; provided, however, that with respect to the interpretation or application of the federal income tax or ERISA matters, such counsel must be Independent of the Securities Administrator, the Indenture Trustee and the Master Servicer and must be nationally recognized as expert in the tax or ERISA aspects, as applicable, of asset securitization.

     OPTIONAL TERMINATION DATE: The date on which the Certificateholder, the Servicer or the Master Servicer exercises its right to purchase the Mortgage Loans or redeem the Notes pursuant to Section 11.2.

     OVERCOLLATERALIZATION AMOUNT: As of any date of determination, an amount equal to the excess of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (ii) the Adjusted Class Principal Amount of the Offered Notes after taking into account all payments of principal on such Payment Date. On the Closing Date, the Overcollateralization Amount will be equal to [ - ]% of the Cut-off Date Balance.

     OVERCOLLATERALIZATION DEFICIENCY AMOUNT: For any Payment Date, the excess, if any, of (a) the Target Overcollateralization Amount for such Payment Date over (b) the Overcollateralization Amount for such Payment Date, after giving effect to the payment of the Principal Payment Amount on such Payment Date.

     OVERCOLLATERALIZATION RELEASE AMOUNT: For each Payment Date, the lesser of
(a) the sum of the Principal Proceeds for both loan groups for such Payment Date and (b) the excess of (i) the Overcollateralization Amount for such Payment Date (assuming, for the purposes of this calculation, that 100% of the Principal Proceeds is applied as payment of principal on the Offered Notes on that Payment
Date) over (ii) the Target Overcollateralization Amount for such Payment Date.

     OWNER TRUST AGREEMENT: The Amended and Restated Owner Trust Agreement, dated as of ______________, among the Depositor, the Securities Administrator and the Owner Trustee, which amends and restates the Trust Agreement, dated as of __________, among the Depositor and the Owner Trustee, as the same may be amended or supplemented from time to time.

     OWNER TRUSTEE: [ - ], or any successor in interest, not in its individual capacity, but solely as owner trustee under the Owner Trust Agreement.

     OWNER TRUSTEE FEE: The annual fee of $[ - ] to be paid from funds in the Payment Account on the Payment Date in __________ of each year.

     PAYMENT ACCOUNT: The separate account established and maintained pursuant to Section7.6.

     PAYMENT DATE: The __ day of each month or, if not a business day, the next succeeding Business Day, commencing in __________ 200_.

     PAYMENT DATE REPORT: As defined in Section 5.5.

     PERCENTAGE INTEREST: For any Note, the percentage interest set forth on the face thereof or equal to the percentage obtained by dividing the initial principal amount of such Note by the initial Class Principal Amount of all Notes of its Class.

     PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PREPAYMENT INTEREST EXCESS: With respect to any Payment Date and each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period beginning on the first day of the calendar month in which such Payment Date occurs through the end of the Prepayment Period relating to such Payment Date, an amount equal to interest (to the extent received) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Payment Date occurs and ending on the date on which such Principal Prepayment is so applied.

     PREPAYMENT INTEREST SHORTFALL: With respect to any Payment Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full or in part during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month preceding the month in which such Payment Date occurs and that the Servicer applied to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding such Payment Date.

     PREPAYMENT PERIOD: With respect to any Payment Date [and (i) any Principal Prepayment in full, the period that commences on and includes the ___ day of the month immediately preceding the month in which such Payment Date occurs (or from the Cut-off Date, in the case of the first Prepayment Period) and ends on and includes the ___ day of the month in which such Payment Date occurs, and (ii) any partial Principal Prepayment], the calendar month preceding the month in which the Payment Date occurs.

     PREPAYMENT PREMIUM: With respect to a Mortgage Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the related Mortgage Loan Schedule.

     PRIME RATE: The prime rate of the United States money center commercial banks as published in The Wall Street Journal.

     PRINCIPAL PAYMENT AMOUNT: With respect to any Payment Date, an amount equal to the lesser of (a) the Adjusted Class Principal Amount of the Offered Notes and (b) the excess of (i) the Principal Proceeds over (ii) the Overcollateralization Release Amount for such Payment Date.

     PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date.

     PRINCIPAL PROCEEDS: For any Payment Date, the sum of all scheduled and unscheduled payments of principal on the Mortgage Loans, all Liquidation Proceeds in respect of principal from Liquidated Mortgage Loans, all Insurance Proceeds on the Mortgage Loans in respect of principal, and the principal portion of the Repurchase Price of each Mortgage Loan that is repurchased upon a breach of representations regarding such Mortgage Loan in such Mortgage Loan Group, each as is received or advanced in the related Due Period or the related Prepayment Period, as applicable, excluding, for the avoidance of doubt, any Prepayment Premiums. Principal proceeds shall also include the amount of subsequent recoveries as provided in Section 10.2(g).

     PROCEEDING: Any suit in equity, action at law or other judicial or administrative proceeding.

     PROSPECTUS: Each of the (i) preliminary prospectus supplement, dated [_____], together with the accompanying prospectus dated [__________], and (ii) the prospectus supplement, dated [ - ], together with the accompanying prospectus, dated [ - ], in each case relating to the Offered Notes.

     QUALIFIED SUBSTITUTE MORTGAGE LOAN: A mortgage loan eligible to be substituted by a Seller or Originator for a Deleted Mortgage Loan which must meet the following criteria:

          (i) have a Scheduled Principal Balance, after deduction of all Scheduled Monthly Payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate Scheduled Principal Balance), not in excess of the Scheduled Principal Balance of the Deleted Mortgage Loan;

          (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than, the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan;

          (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan;

          (iv) comply with each representation and warranty set forth in Section 2.9;

          (v) be of the same type as the Deleted Mortgage Loan;

          (vi) have a Gross Margin not less than that of the Deleted Mortgage Loan, if the Deleted Mortgage Loan was an Adjustable Rate Mortgage Loan;

          (vii) have the same lien priority as the lien priority of the replaced Mortgage Loan;

          (viii) have the same Index as the Deleted Mortgage Loan;

          (ix) have a FICO score not less than that of the Deleted Mortgage
     Loan;

          (x) have an LTV not greater than that of the Deleted Mortgage Loan;

          (xi) have a Prepayment Premium with a term and an amount at least equal to the Prepayment Premium of the Deleted Mortgage Loan; and

          (xii) have a credit grade not lower in quality than that of the Deleted Mortgage Loan.

     RATING AGENCY: Each of [Moody's], [S&P], [Fitch] and [Dominion Bond Rating Service].

     REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Scheduled Principal Balance of the Mortgaged Loan) as of the date of such liquidation, equal to (a) the Scheduled Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (b) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to the Noteholders up to the Due Date in the month in which Liquidation Proceeds are required to be paid on the Scheduled Principal Balance of such Liquidated Mortgage Loan from time to time, minus (c) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Payment Date, the amount, if any, by which the principal portion of the related Scheduled Monthly Payment has been reduced.

     REDEMPTION PRICE: In the case of a redemption of the Notes pursuant to
Section 11.2, an amount equal to the sum of (a) the outstanding Class Principal Amount of the Notes together with accrued interest thereon (at the applicable
Note Interest Rate) and any Deferred Interest, Basis Risk Shortfall and Deferred Interest Basis Risk Shortfall to the extent unpaid, (b) any unreimbursed Advances, (c) any unpaid administrative expenses of the Issuing Entity, and (d) all other amounts to be paid or reimbursed to the Master Servicer, the Servicer, the Custodian, the Securities Administrator, the Indenture Trustee and the Owner Trustee.

     REGULATION AB: Subpart 229.1100 Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.110-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     REINVESTMENT AGREEMENT: A guaranteed reinvestment agreement from a bank, insurance company or other corporation or entity organized under the laws of the United States or any state thereof under which no payments are subject to any withholding tax or, if subject to withholding tax imposed by any jurisdiction, the obligor thereunder is required to make "gross up" payments that cover the full amount of any such withholding tax on an after-tax basis; provided that such agreement provides that it is terminable by the purchaser, without premium or penalty, in the event that the rating assigned to such agreement by any Rating Agency is at any time lower than the rating required pursuant to the terms of this Indenture to be assigned to such agreement in order to permit the purchase thereof.

     REIT: A real estate investment trust within the meaning of Section 856 of the Code.

     RELIEF ACT: The Servicemembers Civil Relief Act, as such may be amended from time to time, or any similar state laws.

     REO DISPOSITION PROCEEDS: The net amount received with respect to an REO Property pursuant to Section 4.15(e).

     REO PROPERTY: A Mortgaged Property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     REPURCHASE PRICE: With respect to any Mortgage Loan required to be purchased pursuant to this Agreement (other than pursuant to Section 11.2), an amount equal to the sum of (a) 100% of the Scheduled Principal Balance of the Mortgage Loan on the date of such purchase, (b) accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Repurchase Price is to be paid to the Issuing Entity, (c) any unreimbursed Advances and (d) any costs and damages incurred in connection with the violation by such Mortgage Loan of any predatory or anti-abusive lending law.

     REQUEST FOR RELEASE: The Request for Release submitted by the Servicer to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee, in the form of Exhibit C.

     RESPA: The Real Estate Settlement Procedures Act.

     RESPONSIBLE OFFICER: With respect to:

     (a) the Servicer, any officer of the Servicer with direct responsibility for the administration of this Agreement and any other officer to whom, with respect to a particular matter, such matter is referred due to such officer's knowledge of an familiarity with the particular subject.

     (b) the Indenture Trustee, any managing director, any director, vice president, any assistant vice president, any associate, any assistant secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, the matter is referred because of the officer's knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Agreement.

     (c) the Securities Administrator, any vice president, any managing director, any director, any associate, any assistant vice president, any assistant secretary, any trust officer or any other officer or employee of the Securities Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement.

     (d) the Master Servicer, any vice president, any managing director, any director, any associate, any assistant vice president, any assistant secretary, any trust officer or any other officer or employee of the Master Servicer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement.

     RESPONSIBLE PARTY: __________, _________, ________, which are those Persons required to provide reports pursuant to Item 1122 of Regulation AB. Exhibit 1122 identifies the Servicing Criteria as to which the Responsible Parties have responsibility with respect to this transaction.

     RETAINED NOTES: Any Notes, or portions of certain Notes, that are beneficially owned by the initial Certificateholder or its parent REIT, one of the Qualified REIT Subsidiaries (as defined in the Code) of such parent REIT or an entity that is disregarded for United States federal income tax purposes that is wholly owned by the parent REIT or one of its Qualified REIT Subsidiaries.

     ROLLING THREE MONTH DELINQUENCY RATE: With respect to any Payment Date, the average of the Delinquency Rates for each of the three (or a shorter period, in the case of the first and second Payment Dates) immediately preceding months.

     S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     SARBANES-OXLEY ACT: The Sarbanes-Oxley Act of 2002, as amended from time to time.

     SCHEDULED MONTHLY PAYMENT: Each scheduled payment of principal and interest (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction or pursuant to the Relief Act (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Monthly Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence.

     SCHEDULED PRINCIPAL BALANCE: With respect to any Mortgage Loan as of any date of determination, the principal balance of such Mortgage Loan as of the Cut-off Date, reduced by all scheduled payments of principal due after the Cut-off Date and all amounts allocable to unscheduled Principal Prepayments on such Mortgage Loan.

     SECURITIES ACT: The Securities Act of 1933, as amended.

     SECURITIES ADMINISTRATOR: [ - ], or any successor or assigns under this Agreement.

     SELLER: Mercury Mortgage Finance Statutory Trust, or any successor.

     SENIOR ENHANCEMENT PERCENTAGE: For a Payment Date, a percentage equal to
(a) the sum of the aggregate Adjusted Class Principal Amount of the Class M Notes and the Overcollateralization Amount, in each case before taking into account any payments of principal on the Offered Notes on that Payment Date divided by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

     SENIOR PRINCIPAL PAYMENT AMOUNT: With respect to (a) any Payment Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (i) 100% of the Principal Proceeds and (ii) the aggregate Class Principal Amount of the Class A Notes immediately prior to that Payment Date, and (b) any other Payment Date, the lesser of (i) the Principal Payment Amount and (ii) the excess, if any, of (x) the aggregate Class Principal Amount of the Class A Notes immediately prior to that Payment Date over (y) the lesser of (A) ______% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus the product of (i) 0.50% and (ii) the Cut-off Date Balance.

     SERVICER: [ - ] and its successor in interest or assigns or any successor to the Servicer under this Agreement.

     SERVICER EVENT OF DEFAULT: Any one of the conditions or circumstances enumerated in Section 6.5.

     SERVICER REMITTANCE AMOUNT: As defined in Section 4.24.

     SERVICER REMITTANCE DATE: The day in each calendar month on which the Servicer is required to remit payments to the Payment Account, which is the [__________] Business Day following the [ - ] day of such calendar month, commencing in [ - ].

     SERVICER REPORT: The reports provided by the Servicer to the Master Servicer and the Securities Administrator pursuant to Section 4.16.

     SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) other than Monthly Advances incurred prior to, on or after the Cut-off Date in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the inspection, maintenance, preservation, restoration and protection of any Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS(R) System, (c) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, (d) compliance with the obligations under
Section 4.9 and (e) obtaining any legal documentation required to be included in the Mortgage File and/or correcting any outstanding title issues (i.e., any lien or encumbrance on the Mortgaged Property that prevents the effective enforcement of the intended lien position) reasonably necessary for the Servicer to perform its obligations under this Agreement. Servicing Advances also include any reasonable "out-of-pocket" costs and expenses (including legal fees) incurred by the Servicer in connection with executing and recording instruments of satisfaction, deeds of reconveyance or an Assignment of Mortgage to the extent not recovered from the Mortgagor or otherwise payable under this Agreement.

     SERVICING CRITERIA: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

     SERVICING FEE: With respect to each Mortgage Loan, the amount of the annual fee payable on account of servicing, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and
(b) the Scheduled Principal Balance of such Mortgage Loan as of the first day of the related Due Period. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) of such Scheduled Monthly Payment collected by the Servicer, or as otherwise provided in Section 4.6.

     SERVICING FEE RATE: ____% per annum.

     SERVICING FILE: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents, the originals of which are delivered to the Custodian on behalf of the Indenture Trustee.

     SERVICING OFFICER: Any officer of a Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer on the Closing Date to the Master Servicer upon request, as such list may from time to time be amended.

     STEPDOWN DATE: The earlier to occur of (a) the Payment Date on which the aggregate Class Principal Amount of the Class A Notes is reduced to zero, and
(b) the later to occur of (i) the Payment Date in ____________ 20__ and (ii) the first Payment Date on which the Senior Enhancement Percentage is greater than or equal to _____%.

     SUBCONTRACTOR: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as servicing is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

     SUBSERVICER: Any Person that services the Mortgage Loans on behalf of the Servicer or any Subcontractor and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

     SUBSTITUTING PARTY: As defined in Section 2.9(a).

     SUBSTITUTION ADJUSTMENT AMOUNT: As defined in Section 2.9.

     TARGET OVERCOLLATERALIZATION AMOUNT: For any Payment Date prior to the Stepdown Date, will be equal to ____% of the Cut-off Date Balance. For any Payment Date on or after the Stepdown Date, the lesser of (a) the amount described in the preceding sentence, and (b) ____% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to [ - ]% of the Cut-off Date Balance; provided, however, if a Trigger Event has occurred and is continuing on the related Payment Date, the Target Overcollateralization Amount will be equal to the Target Overcollateralization Amount on the preceding Payment Date.

     TERMINATION DATE: As defined in Section 11.1.

     TERMINATION NOTICE DATE: As defined in Section 6.5.

     TRIGGER EVENT: Is in effect on any Payment Date on or after the Stepdown Date, if either (a) the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds _____% of the Senior Enhancement Percentage on such Payment Date or (b) the Cumulative Realized Loss Percentage on such Payment Date exceeds the percentage specified in the table below for such Payment Date:

PAYMENT DATE OCCURRING IN   PERCENTAGE
-------------------------   ----------------------------------------------------
[ - ]                       [ - ]% for the first month, plus an additional
                            1/12th of [ - ]% for each month thereafter

[ - ] [ - ]% for the first month, plus an additional 1/12th of [ - ]% for each month thereafter

[ - ] [ - ]% for the first month, plus an additional 1/12th of [ - ]% for each month thereafter

[ - ] [ - ]% for the first month plus an additional 1/12th of [ - ]% for each month thereafter.

[ - ]                       [ - ]%

     TRUST FUND: The assets pledged by the Issuing Entity to the Indenture Trustee to secure the Notes.

     UNDERWRITERS: Those firms designated as such in the Prospectus.

     UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

     UNDERWRITING GUIDELINES: Those underwriting guidelines employed by the Seller with respect to Mortgage Loans.

     VOTING INTERESTS: The portion of the voting rights of all the Notes that is allocated to any Note for purposes of the voting provisions of this Agreement. The voting rights are allocated among the holders of each Class of Notes in accordance with their respective Class Principal Amounts (or, with respect to the Class M Notes, their Adjusted Class Principal Amounts). The portion of such voting rights allocated to any individual Note will be its Percentage Interest.

     SECTION 1.2 Calculations With Respect to the Mortgage Loans.

     Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans provided by the Servicer to the Master Servicer and the Securities Administrator. Payments to be made by the Securities Administrator shall be based on information provided by the Servicer. Neither the Indenture Trustee, the Master Servicer nor the Securities Administrator shall be required to recompute, verify or recalculate the information supplied to it by the Servicer.

     SECTION 1.3 Calculations With Respect to Accrued Interest.

     Accrued interest on any Offered Note shall be calculated based upon a 360-day year and the actual number of days in each Interest Accrual Period. Accrued interest on any Class N Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     SECTION 1.4 Rules of Construction.

     Unless the context otherwise clearly requires:

     (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

     (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

     (c) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation;"

     (d) the word "will" shall be construed to have the same meaning and effect as the word "shall;"

     (e) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

     (f) any reference herein to any Person, or to any Person in a specified capacity, shall be construed to include such Person's permitted successors and assigns or such Person's permitted successors in such capacity, as the case may be; and

     (g) all references in this instrument to designated "Sections," "clauses" and other subdivisions are to the designated Sections, clauses and other subdivisions of this instrument as originally executed, and the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, clause or other subdivision.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS

     SECTION 2.1 Conveyance of Mortgage Loans to the Depositor.

     (a) On the Closing Date, in exchange for (i) the net proceeds of the Offered Notes, (ii) the Class N Notes and (iii) the Certificate, the Seller does hereby sell, transfer, assign, or set over, deposit with and otherwise convey without recourse (except as provided herein), and the Depositor does hereby purchase, all right, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule, having a Cut-off Date Balance as set forth in such Mortgage Loan Schedule.

     (b) The Depositor shall be entitled to (i) all Scheduled Monthly Payments of principal due after the Cut-off Date, (ii) all other recoveries of principal collected after the Cut-off Date (less scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date), (iii) all Scheduled Monthly Payments of interest due after the Cut-off Date (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date) and (iv) all Prepayment Premiums. Scheduled Monthly Payments prepaid with respect to a Due Date after the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date, but the Seller shall remit any such prepaid amounts to the Servicer for deposit into the Custodial Account for the benefit of the Depositor.

     In the case of Mortgage Loans that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller shall remit to the Servicer for deposit in the Custodial Account the portion of any amount so prepaid that is required to be deposited in the Custodial Account pursuant to
Section 4.5.

     (c) Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File shall vest immediately in the Depositor, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall vest immediately in the Depositor and shall be retained and maintained by the Seller, in trust, at the will of the Depositor and only in such custodial capacity.

     (d) The Seller shall deliver the Mortgage Loan Schedule, the Mortgage Loan File and Mortgage Loan Documents to be purchased on the related Closing Date to the Custodian at least three Business Days prior to such Closing Date.

     SECTION 2.2 Conveyance of Mortgage Loans to the Issuing Entity.

     (a) On the Closing Date, in exchange for the Notes and the Certificate, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Issuing Entity, without recourse (except as otherwise provided herein), all right, title and interest of the Depositor in and to the Mortgage Loans purchased by the Depositor from the Seller.

     (b) The Issuing Entity shall be entitled to all payments on the Mortgage Loans as provided in Section 2.1(b).

     (c) Upon the issuance of the Notes and the Certificate, the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File shall vest immediately in the Issuing Entity, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Depositor shall vest immediately in the Issuing Entity and shall be retained and maintained by the Depositor, in trust, at the will of the Issuing Entity and only in such custodial capacity.

     SECTION 2.3 Assignment of Mortgage Loans.

     (a) The Seller shall cause an Assignment of Mortgage with respect to each Mortgage Loan (other than a MERS Designated Mortgage Loan) to be completed in the form and substance acceptable for recording in the relevant jurisdiction, such assignment being either (A) in blank, without recourse, or (B) or endorsed to "[ - ], as Indenture Trustee of the Luminent Mortgage Trust 200_-_, Mortgage-Backed Notes, Series 200_-_, without recourse," on or prior to the Closing Date; provided, however, that such Assignments of Mortgage need not be recorded unless and until the Indenture Trustee is advised by a Rating Agency that such Assignment of Mortgage is required to be recorded to protect the Indenture Trustee's security interest in the related Mortgage Loans. Any such recordation of an Assignment of Mortgage shall be effected at the expense of the Seller.

     (b) In connection with the assignment of any MERS Designated Mortgage Loan, the Seller agrees that, on or prior to the Closing Date, it will cause the Seller to cause the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Depositor, which has assigned such Mortgage Loans to the Issuing Entity, which has collaterally assigned such Mortgage Loans to the Indenture Trustee, in accordance with this Agreement for the benefit of the Noteholders and the Certificateholder by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the code in the field that identifies the specific Indenture Trustee and the code in the field "Pool Field" that identifies the series of the Notes for which such Mortgage Loans serve as collateral. The Seller further agrees that it will not, and will not permit the Servicer to, and each of the Servicer and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any MERS Designated Mortgage Loan during the term of this Agreement unless and until such MERS Designated Mortgage Loan is repurchased in accordance with the terms of this Agreement.

     SECTION 2.4 Books and Records.

     (a) The contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Issuing Entity as the owner thereof, subject to the lien of the Indenture. The Servicer shall take all necessary steps to ensure that the documents required to be included in the Servicing File are complete and shall maintain the Servicing File as required by this Agreement, Accepted Servicing Practices and applicable law. Possession of each Servicing File by the Servicer is at the will of the Indenture Trustee for the sole purpose of servicing the related Mortgage Loan and such retention and possession by the Seller is in a custodial capacity only. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Indenture Trustee, unless such release is required as incidental to any Seller's servicing of the Mortgage Loans or is in connection with the transfer of servicing or a repurchase of any Mortgage Loan.

     (b) All original documents relating to the Mortgage Loans that are not delivered to the Custodian, to the extent delivered to the Servicer, are and shall be held by the Servicer in trust for the benefit of the Indenture Trustee. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian on behalf of the Indenture Trustee.

     (c) Upon and after a sale of Mortgage Loans to the Issuing Entity, all proceeds arising out of the Mortgage Loans, as provided in Section 2.1(b), shall be received and held by the Servicer in trust for the benefit of the Issuing Entity as owner of the Mortgage Loans, subject to the lien of the Indenture.

     (d) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Indenture Trustee or the Noteholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

     SECTION 2.5 Review of Documentation.

     (a) The Indenture Trustee declares that, subject to the review provided for in this Section, it has received and shall hold the Trust Fund, as Indenture Trustee, in trust, for the benefit and use of the Noteholders and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, the Issuing Entity has issued the Notes and the Certificate and delivered the Notes and the Certificate to the Depositor or its designee, in exchange for the Trust Fund.

     (b) On the Closing Date, the Custodian will execute and deliver to the Depositor, the Servicer, and the Indenture Trustee an Initial Certification with respect to the Mortgage Loans delivered on or before the Closing Date. Based on its review and examination, and only as to the documents identified in each such Initial Certification, the Custodian will acknowledge that (i) such documents appear regular on their face and relate to such Mortgage Loan and (ii) with respect to each MERS Designated Mortgage Loan, the MERS number on the Mortgage Loan

Schedule matches the MERS number on the Mortgage for the related Mortgage File. The Custodian shall not be under any duty or obligation to inspect, review or examine such documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, recordable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

     (c) Within 90 days after the Closing Date, the Custodian will execute and deliver to the Depositor, the Servicer, and the Indenture Trustee a Final Certification with any applicable exceptions noted therein. The Custodian shall
(i) determine whether such documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face and (ii) with respect to each MERS Designated Mortgage Loan, certify that the MERS number on the Mortgage Loan Schedules matches the MERS number on the Mortgage for the related Mortgage File. The Custodian shall not have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

     (d) If in the course of the review described in paragraph (c) above, the Custodian discovers any document or documents constituting a part of a Mortgage File is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedules, as applicable (each, a "MATERIAL DEFECT"), the Custodian shall identify the Mortgage Loan to which such Material Defect relates in the Final Certification. Within 90 days of its receipt of such notice, the Seller shall be required to cure such Material Defect (and, in such event, the Seller shall provide the Indenture Trustee and the Custodian with an Officer's Certificate confirming that such cure has been effected). If the Seller does not effect a cure within such 90-day period, it shall be required to repurchase the related Mortgage Loan for the Repurchase Price; provided, however, that the Seller may, in lieu of repurchasing a Mortgage Loan, substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan in accordance with the provisions of Section 2.9. The failure of the Indenture Trustee to deliver, or cause the Custodian to deliver, the Final Certification within 90 days after the Closing Date shall not affect or relieve the Seller of its obligation to repurchase any Mortgage Loan pursuant to this Agreement.

     SECTION 2.6 Representations and Warranties with Respect to the Mortgage Loans.

     (a) The Seller hereby makes those representations and warranties as to the Mortgage Loans set forth in Schedule B hereto as of the Closing Date and, with respect to any Qualified Substitute Mortgage Loan, as of the date of substitution of such Qualified Substitute Mortgage Loan.

     (b) Upon discovery or receipt of written notice by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Indenture Trustee or the Owner Trustee that the Seller has breached any representation or warranty in respect of a Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or the interest therein of the Noteholders or the Certificateholder, the Depositor, the Master Servicer, the Securities Administrator, the Indenture Trustee, or the Owner Trustee, as the case may be, promptly shall notify the Indenture Trustee in writing of such breach, and the Indenture Trustee shall enforce the Seller's obligations under this Agreement and cause the Seller to repurchase or substitute the related Mortgage Loan from the Trust Fund on or prior to the Determination Date following the expiration of the 90-day period following the earlier of the date on which the breach was discovered or notice of the breach was received by the Indenture Trustee; provided, however, that, if such breach cannot reasonably be cured within such 90-day period, if the Seller shall have commenced to cure such breach within such 90-day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the breach within an additional 90-day period. Without limiting the foregoing, the Seller's breach of a representation or warranty contained in clauses [(__)] through [(__)], inclusive, of Schedule B, shall be deemed to materially and adversely affect the interest of the Noteholders, and shall require a repurchase or substitution as provided herein.

     (c) It is understood and agreed that the obligations of the Seller to cure, repurchase or substitute for any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy available to the Indenture Trustee on behalf of the Noteholders and the Certificateholder against such party respecting such omission, defect or breach. If the Seller is not a member of MERS at the time it repurchases a Mortgage Loan and the Mortgage is registered on the MERS(R) System, the Indenture Trustee shall cause the Seller, at the Seller's own expense and without any right of reimbursement, to cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and to cause such Mortgage to be removed from registration on the MERS(R) System in accordance with the MERS rules and regulations.

     SECTION 2.7 Optional Repurchase.

     The Seller may, at its option, repurchase a Mortgage Loan (i) that is 90 or more days delinquent or (ii) the related Mortgaged Property of which has suffered material damage (evidence of such determination to be delivered in writing to the Indenture Trustee and the Master Servicer in the form and substance satisfactory to the Servicer, the Indenture Trustee and the Master Servicer prior to purchase); provided that the Seller may not acquire more than [ - ]% of the Mortgage Loans by aggregate Cut-off Date Balance pursuant to this
Section 2.7.

     SECTION 2.8 Repurchase of Mortgage Loans.

     (a) The purchase price for any Mortgage Loan repurchased by the Seller pursuant to this Agreement shall be the Repurchase Price for such Mortgage Loan. The Repurchase Price for any Mortgage Loan repurchased pursuant to this Agreement shall be deposited into the Payment Account.

     (b) The Custodian, upon receipt of a Request for Release from the Seller (which Request for Release shall include a certification by the Seller of the repurchase and the remittance of the Repurchase Price to the Securities Administrator for deposit into the Payment Account), shall release to the Seller the related Mortgage File. The Indenture Trustee or its authorized designee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller may furnish to the Indenture Trustee or the Custodian and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto. None of the Indenture Trustee, the Securities Administrator, the Master Servicer or the Custodian shall have any responsibility for determining the sufficiency of such assignment for its intended purpose, and upon such release, the Indenture Trustee and the Custodian shall have no further responsibility with regard to such Mortgage File.

     SECTION 2.9 Substitution of Mortgage Loans.

     (a) In lieu of repurchasing any such Mortgage Loan as provided above, the Seller (as such, the "SUBSTITUTING PARTY") may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a "DELETED MORTGAGE LOAN") and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations of this Section 2.9. As to any Deleted Mortgage Loan for which the Substituting Party substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by delivering to the Custodian, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the assignment to the Substituting Party, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers' Certificate stating that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Custodian shall acknowledge receipt for such Qualified Substitute Mortgage Loan and, within 45 days thereafter, shall review such Mortgage Files and deliver to the Substituting Party, the Indenture Trustee and the Depositor, with respect to such Qualified Substitute Mortgage Loans, a certification substantially in the form of a revised Initial Certification, with any exceptions noted thereon. Within 90 days of the date of substitution, the Custodian shall deliver to the Substituting Party, the Indenture Trustee and the Depositor a certification substantially in the form of a revised Final Certification, with respect to such Qualified Substitute Mortgage Loans, with any exceptions noted thereon. Scheduled Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the Substituting Party. For the month of substitution, payments to the Noteholders shall reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the related Due Period and the Substituting Party shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement as of the date of substitution.

     (b) The Depositor shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Seller shall deliver the amended Mortgage Loan Schedule to the Indenture Trustee, the Master Servicer, the Securities Administrator, the Custodian and the Servicer. Upon such substitution, the Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.6 with respect to such Mortgage Loan.

     (c) For any month in which any Substituting Party substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller shall deposit the excess (each, a "SUBSTITUTION ADJUSTMENT AMOUNT"), if any, by which the aggregate Scheduled Principal Balances of all such Deleted Mortgage Loans exceeds the aggregate Scheduled Principal Balances of the Qualified Substitute Mortgage Loans replacing such Deleted Mortgage Loans, together with (i) amounts specified in clause (c) of the definition of Repurchase Price and (ii) one month's interest on such excess amount at the applicable Net Mortgage Rate. On the date of such substitution, the Seller shall deliver or cause to be delivered to the Securities Administrator for deposit in the Payment Account an amount equal to the related Substitution Adjustment Amount, if any, and the Custodian, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and a Request for Release from the Seller, which includes a written certification of the Seller of delivery of such amount to the Securities Administrator, shall release to the Substituting Party the related Mortgage File or Files. The Custodian shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Substituting Party shall deliver to the Indenture Trustee with respect to any Deleted Mortgage Loan to be released pursuant hereto.

     SECTION 2.10 Granting Clause.

     (a) It is intended that the conveyance of the Mortgage Loans by the Seller to the Depositor and by the Depositor to the Issuing Entity, as provided for in Sections 2.1 and 2.2, be construed as a sale of the Mortgage Loans and other assets in the Trust Fund by the Seller to the Depositor and by the Depositor to the Issuing Entity. Further, it is not intended that any such conveyances be deemed a pledge of the Mortgage Loans by the Seller to the Depositor to secure a debt or other obligation of the Seller, or a pledge of the Mortgage Loans by the Depositor to the Issuing Entity to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Seller or the Depositor or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and other assets in the Trust Fund, then it is intended that:

          (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC;

          (ii) the conveyances provided for in Sections 2.1 and 2.2 shall be deemed a grant by the Seller to the Depositor, and by the Depositor to the Issuing Entity, as the case may be, of (1) a security interest in all of the Seller's right and Depositor's right, as applicable, (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds and all amounts from time to time held or invested in the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Seller to the Depositor and by the Depositor to the Issuing Entity of any security interest in any and all of the Seller's and Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C);

          (iii) the possession by the Indenture Trustee, the Custodian, or any other agent of the Indenture Trustee of Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the UCC and any other relevant UCC (including, without limitation, Section 9-313, 8-313 or 8-321 thereof); and

          (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuing Entity for the purpose of perfecting such security interest under applicable law.

     (b) The Seller and the Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Seller and the Depositor shall prepare and file any UCC financing statements that are necessary to perfect the Depositor's and the Indenture Trustee's security interest in or lien on the Mortgage Loans, as evidenced by an Officer's Certificate of the Seller and the Depositor, and furnish a copy of each such filed financing statement to the Indenture Trustee. The Seller and the Depositor shall prepare and file, at the expense of the Issuing Entity, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Indenture Trustee's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) to the extent that a Responsible Officer of the Depositor has received written notice of such change or transfer, such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Issuing Entity, (2) any change of location of the domicile or the chief executive office of the Seller or the Depositor or (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan.

     Neither the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to the Servicer and the Indenture Trustee. Before effecting such change, each of the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its transferees, including the Indenture Trustee, in the Mortgage Loans.

     (c) Neither the Seller nor the Depositor shall take any action inconsistent with the sale by the Seller or the Depositor of its right, title and interest in and to the Mortgage Loans or Trust Fund and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other property of the Issuing Entity is held by the Issuing Entity, subject to the lien of the Indenture. In addition, the Seller and the Depositor shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other property of the Trust Fund by stating that it is not the owner of such Mortgage Loan and that ownership of such Mortgage Loan or other property of the Trust Fund is held by the Issuing Entity, subject to the lien of the Indenture.

     SECTION 2.11 Assignment of OTC Hedge Agreements

     (a) Notwithstanding anything herein or the Operative Agreements to the contrary, from time to time the Depositor may assign to the Issuing Entity certain derivative contracts for the exclusive benefit of the Certificateholder (each, an "OTC HEDGE AGREEMENT") if the following conditions are met on the date such OTC Hedge Agreement is assigned:

          (i) The Depositor has provided at least seven Business Days prior notice of such assignment to the Issuing Entity, the Owner Trustee, the Securities Administrator and the Indenture Trustee;

          (ii) No payments are due to the hedge counterparty under the OTC Hedge Agreement, including any payment that may arise from an event of default or termination event thereunder;

          (iii) The OTC Hedge Agreement is documented on standard forms promulgated by the International Swaps and Derivatives Association, Inc.;

          (iv) Each OTC Hedge Agreement is governed by, and construed in accordance with, the laws of the State of New York, and contains standard submission to jurisdiction and waivers of jury trial; and

          (v) Each OTC Hedge Agreement contains appropriate "limited recourse" and "non-petition" provisions.

     (b) While any such OTC Hedge Agreement will be an asset of the Issuing Entity, it will not be part of the Trust Fund. Any payments received under an OTC Hedge Agreement will not be available to pay principal and interest on the Notes or to pay any fee, expense and indemnity obligations of the Issuing Entity under the Operative Agreement. The Securities Administrator shall remit promptly any payments received by it under the OTC Hedge Agreement to the Certificateholder. The Securities Administrator will also forward promptly any communications received by it from the counterparty to the OTC Hedge Agreement. The Securities Administrator shall have no obligation to engage in any other action with respect to an OTC Hedge Agreement unless the Depositor or the Certificateholder has provided indemnity satisfactory to the Securities Administrator, as determined by it in its sole discretion.

     (c) None of the Owner Trustee, the Seller, the Servicer, the Master Servicer, the Indenture Trustee or the Securities Administrator will have any duties to monitor and otherwise enforce any OTC Hedge Agreement. Payments received under the OTC Hedge Agreement need not be reflected in any report to Noteholders or the Certificateholder as otherwise provided in this Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Representations and Warranties of the Seller.

     The Seller hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) The Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of Maryland, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) The Seller has the full entity power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the sale of the Mortgage Loans by the Seller, the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, the certificate of incorporation, bylaws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Issuing Entity to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Seller which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement.

     (g) The transfer, assignment and conveyance of the Mortgage Loans by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (h) The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Seller's creditors.

     (i) The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

     (j) The Seller has determined that the disposition of the Mortgage Loans from Seller to Depositor pursuant to this Agreement will be afforded sale treatment for accounting purposes, all on a non-consolidated basis.

     (k) The Seller has not transferred the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors.

     (l) The Seller has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

     (m) Immediately prior to the transfer by the Seller to the Depositor of each Mortgage Loan, the Seller had good and equitable title to each Mortgage Loan, subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature. On and after the transfer by the Seller to the Depositor of each Mortgage Loan, the Depositor will have good and equitable title to each Mortgage Loan, subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature.

     (n) None of this Agreement, the information set forth in the Mortgage Loan Schedules attached hereto and the information contained in the related electronic data file delivered to the Master Servicer by the Seller, nor any statement, report or other document furnished or to be furnished by or on behalf of the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby, contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

     (o) The information about the Seller under the heading "The Sponsor" in the Prospectus relating to the Seller, as of the respective dates of the preliminary prospectus supplement and the prospectus supplement, and as of the Closing Date, does not include an untrue statement of a material fact and does not omit to state a material fact, with respect to the statements made, necessary in order to make the statements in light of the circumstances under which they were made not misleading.

     SECTION 3.2 Representations and Warranties of the Depositor.

     The Depositor hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) The Depositor has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the sale of the Mortgage Loans by the Depositor, the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, certificate of incorporation, bylaws or any legal restriction or any agreement or instrument to which the Depositor is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject, or impair the ability of the Issuing Entity to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of or compliance by the Depositor with this Agreement or the sale of the Mortgage Loans is evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Depositor which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Depositor, or in any material impairment of the right or ability of the Depositor to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement.

     (g) The transfer, assignment and conveyance of the Mortgage Loans by the Depositor pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (h) The Depositor is solvent and the sale of the Mortgage Loans will not cause the Depositor to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Depositor's creditors.

     (i) The consideration received by the Depositor upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

     (j) The Depositor has determined that the disposition of the Mortgage Loans from Depositor to the Issuing Entity pursuant to this Agreement will be afforded sale treatment for accounting purposes, all on a non-consolidated basis.

     (k) The Depositor has not transferred the Mortgage Loans to the Trust Fund with any intent to hinder, delay or defraud any of its creditors.

     (l) The Depositor has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

     (m) Immediately prior to the transfer by the Depositor to the Trust Fund of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller), subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature. On and after the transfer by the Depositor to the Trust Fund of each Mortgage Loan, the Issuing Entity will have good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature.

     SECTION 3.3 Representations and Warranties of the Servicer.

     The Servicer hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) The Servicer is a national banking association, duly organized and validly existing in good standing under the laws of the United States of America, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) The Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation, or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Issuing Entity to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Servicer which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

     (g) The Servicer is an approved servicer of conventional residential mortgage loans for Fannie Mae and Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for Fannie Mae and Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements.

     (h) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

     (i) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer, which is in the business of servicing loans.

     (j) There has been no material adverse change in the business, operations, financial condition or assets of the Servicer since the date of the Servicer's most recent financial statements.

     (k) The Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred to any other securitization due to any act or failure to act of the Servicer.

     (l) The Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger.

     (m) No material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer.

     (n) No material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the date hereof.

     (o) There are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement.

     (p) There are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer.

     (q) There are no affiliations, relationships or transactions relating the Servicer with respect to this transaction and any party thereto identified by the Depositor of a type described in Item 1119 of Regulation AB.

     SECTION 3.4 Representations and Warranties of the Master Servicer and Securities Administrator.

     [ - ] hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) It is a national banking association, duly organized and validly existing in good standing under the laws of the United States of America, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) It has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer or the Securities Administrator and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Master Servicer and Securities Administrator, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Master Servicer or the Securities Administrator are now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or the Securities Administrator or their respective properties are subject, or impair the ability of the Issuing Entity to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer and the Securities Administrator of or compliance by the Master Servicer and Securities Administrator with this Agreement as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Master Servicer or the Securities Administrator which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer or the Securities Administrator, or in any material impairment of the right or ability of the Master Servicer or the Securities Administrator to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Master Servicer or the Securities Administrator to perform under the terms of this Agreement.

     (g) At such time as the Master Servicer is the successor servicer, it is an approved servicer of conventional residential mortgage loans for Fannie Mae and Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. At such time the Master Servicer is the successor servicer, the Master Servicer or an Affiliate of the Master Servicer is a HUD-approved mortgagee pursuant to Section 203 of the National Housing Act and is in good standing to service mortgage loans for Fannie Mae and Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make it or any of its Affiliates unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac.

     (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer and Securities Administrator.

     (i) It has not been terminated as master servicer or securities administrator in a residential mortgage loan securitization, either due to a master servicing default or other inability to perform the required services.

     (j) No material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Master Servicer or Securities Administrator as servicer has been disclosed or reported by the Master Servicer.

     (k) No material changes to the Master Servicer's policies or procedures with respect to the master servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the date hereof.

     (l) There are no aspects of the Master Servicer's financial condition that could have a material adverse effect on the performance by it of its master servicing obligations under this Agreement.

     (m) There are no material legal or governmental proceedings pending (or known to be contemplated) against the Master Servicer.

     (n) There are no affiliations, relationships or transactions relating the Master Servicer with respect to this transaction and any party thereto identified by the Depositor of a type described in Item 1119 of Regulation AB.

                                   ARTICLE IV

                         SERVICING OF THE MORTGAGE LOANS

     SECTION 4.1 General.

     (a) The Servicer shall service and administer the Mortgage Loans on behalf of the Issuing Entity in accordance with this Agreement and shall have full power and authority, acting alone or through one or more subservicers, to do any and all things in connection with such servicing and administration that the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

     (b) Subject to the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination, consistent with Accepted Servicing Practices, such waiver, modification, postponement or indulgence is not materially adverse to the Issuing Entity or the Noteholders; provided, however, the Servicer shall not make any future advances of funds to the Mortgagor with respect to a Mortgage Loan; and provided further, that the Servicer shall not extend the Due Dates for Scheduled Monthly Payments on a Mortgage Note past the Due Period with respect to the Maturity Date. In the event of any modification that permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Servicer Remittance Date in any month in which any such principal or interest payment has been deferred, deposit as a Monthly Advance in the Custodial Account from its own funds the difference between (i) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (ii) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such Advances to the same extent as for all other Monthly Advances. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Issuing Entity, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Indenture Trustee shall furnish the Servicer with any powers of attorney (which are acceptable to the Indenture Trustee) and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     (c) Subject to Section 4.2, the Servicer may arrange for the subservicing of any Mortgage Loan it services by a Servicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. The Servicer shall be solely liable for all fees owed to the Subservicer under any subservicing agreement, regardless of whether the Servicer's compensation hereunder is adequate to pay such fees. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Issuing Entity for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the to the Servicer. Any subservicing agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Master Servicer, if the Master Servicer has assumed the duties of the Servicer, or by any successor servicer, at the Master Servicer's or successor servicer's option, as applicable, without cost or obligation to the assuming or terminating party or its assigns. Any subservicing agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Master Servicer shall not be deemed a party thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees.

     SECTION 4.2 Use of Subservicers and Subcontractors.

     The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of Section 4.2(a). The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of Section 4.2(a) of this Section.

     (a) It shall not be necessary for the Servicer to seek the consent of the Depositor or the Master Servicer to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of this Section, with Item 1108 of Regulation AB, and with Sections 5.1, 5.2, 5.9 and 6.7 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 6.7(a) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Depositor and the Master Servicer any servicer Compliance Statement required to be delivered by such Subservicer under Section 5.2, any Assessment of Compliance and Attestation Report required to be delivered by such Subservicer under
Section 5.1, and any certification required to be delivered to the Person that will be responsible for signing the Back-Up SOX Certification under Section 5.3 as and when required to be delivered.

     (b) It shall not be necessary for the Servicer to seek the consent of the Depositor or Master Servicer to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Master Servicer and the Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Depositor and the Master Servicer) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and
(iii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Subcontractor identified pursuant to this Section 4.2(a).

     (c) As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of Sections 5.1 and 5.9 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Depositor any assessment of compliance and attestation and any other certifications required to be delivered by such Subcontractor under Section 5.1, in each case as and when required to be delivered.

     SECTION 4.3 Collection of Mortgage Loan Payments.

     (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full or the Mortgage Loans have been fully liquidated (with respect to

Mortgage Loans that remain subject to this Agreement), the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable, and shall to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable mortgage insurance policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.

     (b) If any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by any primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

     SECTION 4.4 Realization Upon Defaulted Mortgage Loans.

     (a) The Servicer shall use efforts consistent with Accepted Servicing Practices to foreclose upon or otherwise comparably convert the ownership of such Mortgage Properties as come in to and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.3. The Servicer shall realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Issuing Entity, taking into account, among other things, the timing of foreclosure proceedings. Foreclosure or comparable proceedings shall be initiated within 120 days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments unless prevented by statutory limitations or states whose insolvency laws prohibit such actions within such timeframe. As an alternative to foreclosure, the Servicer may arrange for the sale of such Mortgage Loan to a third party in an arms length transaction and at fair market value. The Servicer shall from its own funds make all necessary and proper Servicing Advances; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (i) that such preservation, restoration and/or foreclosure will increase the net proceeds of liquidation of the Mortgage Loan to the Issuing Entity after reimbursement for such expenses and (ii) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.6) or through Insurance Proceeds (respecting which it shall have similar priority).

     (b) If the Servicer has knowledge that a Mortgaged Property that the Servicer is contemplating acquiring in foreclosure or by deed-in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with Accepted Servicing Practices. The Servicer shall not have any obligation to purchase any Mortgaged Property at any foreclosure sale.

     SECTION 4.5 Establishment of and Deposits to Custodial Account.

     (a) The Servicer shall establish and maintain one or more accounts (the "CUSTODIAL ACCOUNT"), designated "Custodial Account of [Name of Servicer], as Servicer f/b/o Luminent Mortgage Trust 200_-_." The Custodial Account shall be established as an Eligible Account, and any funds therein shall at all times be insured to the fullest extent allowed by applicable law. All funds required to be deposited in the Custodial Account shall be held in trust for the Indenture Trustee until withdrawn in accordance with Section 4.6. The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets. Within five Business Days following any request of the Master Servicer, the Servicer shall provide the Master Servicer with written confirmation of the existence of such Custodial Account.

     (b) Funds on deposit in the Custodial Account may be invested at the direction of the Servicer, but only in Eligible Investments that mature not later than the Business Day prior to the Servicer Remittance Date next following the date of such investment. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as such losses are realized.

     (c) The Servicer shall deposit in the Custodial Account within two Business Days of Servicer's receipt, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date (other than payments of principal and interest due on or before the Cut-off
Date), or prior to the Cut-off Date but allocable to a period subsequent thereto:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments (including Prepayment Premiums paid by any Mortgagor or by the Servicer pursuant to Section 4.18 of this Agreement);

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

          (iii) all Liquidation Proceeds (net of Liquidation Expenses);

          (iv) all Insurance Proceeds, including amounts required to be deposited pursuant to Section 4.11 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to a Mortgagor in accordance with Section 4.14 and Accepted Servicing Practices) and Section 4.12;

          (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.15 and Accepted Servicing Practices;

          (vi) any amounts required to be deposited in the Custodial Account pursuant to Section 2.1(b) or 4.21;

          (vii) any amounts payable in connection with the repurchase of any Mortgage Loan and all amounts required to be deposited by the Servicer in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 2.9;

          (viii) with respect to each Principal Prepayment and any Prepayment Interest Shortfall, the Compensating Interest Payment (to be paid by the Servicer out of its own funds);

          (ix) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.15;

          (x) any amounts required to be deposited by the Servicer pursuant to
     Section 4.12 in connection with any deductible clause in any blanket hazard insurance policy; and

          (xi) any other amounts required to be deposited into the Custodial Account hereunder.

     (d) No later than the Servicer Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future remittance an amount equal to all Monthly Advances with respect to the related Determination Date (with interest adjusted to the Mortgage Loan Remittance
Rate). Any amounts held for future remittance and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before the next Servicer Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the later of (i) the last Scheduled Monthly Payment due prior to the payment in full of the Mortgage Loan, or (ii) the last Servicer Remittance Date prior to the Servicer Remittance Date for the remittance of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds, Condemnation Proceeds and REO Disposition Proceeds) with respect to the Mortgage Loan; provided, however, that any such obligation under this Section 4.5(d) shall cease with respect to a Mortgage Loan if the Servicer determines, in its reasonable good faith judgment, that Monthly Advances with respect to such Mortgage Loan are Non-recoverable Advances. In the event that the Servicer determines that any such Monthly Advances are Non-recoverable Advances, the Servicer shall provide the Master Servicer and the Securities Administrator with a certificate signed a Responsible Officer of the Servicer evidencing such determination and setting forth the basis for such determination.

     (e) The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary income (other than Prepayment Premiums), to the extent permitted by Section 4.23, need not be deposited by the Servicer into the Custodial Account. In the event that the Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to
Section 4.6, it may at any time withdraw such amount from the Custodian Account, any provision herein to the contrary notwithstanding. In no event shall the Securities Administrator, the Master Servicer or the Indenture Trustee incur liability for withdrawals from the Custodian Account at the direction of the Servicer.

     SECTION 4.6 Permitted Withdrawals From Custodial Account.

     The Servicer may, from time to time, withdraw funds from the Custodial Account for the following purposes:

     (a) to make remittances to the Securities Administrator in the amounts and in the manner provided for in Section 4.24;

     (b) to reimburse itself for unreimbursed Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (b) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that in the case of any such reimbursement the Servicer's right thereto shall be prior to the rights of the Issuing Entity, except that, where the Servicer is required to repurchase a Mortgage Loan pursuant to Section 4.21, the Servicer's right to such reimbursement shall be subsequent to the payment to the Issuing Entity of the Repurchase Price pursuant to such Sections and all other amounts required to be paid to the Issuing Entity with respect to such Mortgage Loan;

     (c) to reimburse itself for unreimbursed Servicing Advances and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that in the case of any such reimbursement the Servicer's right thereto shall be prior to the rights of the Issuing Entity, except that where the Servicer is required to repurchase a Mortgage Loan pursuant to Section 4.21, in which case the Servicer's right to such reimbursement shall be subsequent to the payment to the Issuing Entity of the Repurchase Price pursuant to such Sections and all other amounts required to be paid to the Issuing Entity with respect to such Mortgage Loan;

     (d) to pay itself interest earned on funds deposited in the Custodial Account to the extent such amount was previously credited;

     (e) to pay any amount required to be paid pursuant to Section 4.15 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

     (f) to reimburse itself for any Non-recoverable Advances after liquidation of the Mortgaged Property not otherwise reimbursed above;

     (g) to remove funds inadvertently placed in the Custodial Account by the Servicer;

     (h) to reimburse itself any Prepayment Interest Excess; and

     (i) to clear and terminate the Custodial Account upon the termination of this Agreement.

     The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account.

     SECTION 4.7 Establishment of and Deposits to Escrow Account.

     (a) The Servicer shall establish and maintain one or more accounts (an "ESCROW ACCOUNT"), designated "Escrow Account of [Name of Servicer], as Servicer f/b/o Luminent Mortgage Trust 200_-_ and various Mortgagors." Each Escrow Account shall be established as an Eligible Account, and any funds therein shall at all times be insured to the fullest extent allowed by applicable law. The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets. Within five Business Days following any request of the Master Servicer, the Servicer shall provide the Master Servicer with written confirmation of the existence of such Custodial Account.

     (b) To the extent permitted by law, funds on deposit in the Escrow Account may be invested at the direction of the Servicer. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account, other than interest on escrowed funds required by law to be paid to any Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to a Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     (c) The Servicer shall deposit in the Escrow Account within two Business Days of Servicer's receipt, and retain therein, the following collections received by the Servicer:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

     (d) The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.8.

     SECTION 4.8 Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account may be made by the Servicer only:

     (a) to effect timely payments of ground rents, taxes, assessments, water rates, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

     (b) to reimburse the Servicer for any Servicing Advances made by the Servicer pursuant to Section 4.9 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

     (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

     (d) for transfer to the Custodial Account for application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

     (e) for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.15;

     (f) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

     (g) to remove funds inadvertently placed in the Escrow Account by the Servicer; or

     (h) to clear and terminate the Escrow Account on the termination of this Agreement.

     SECTION 4.9 Payment of Taxes, Insurance and Other Charges.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same of the making of the Escrow Payments, and the Servicer shall make advances from its own funds to effect such payments, which advances shall constitute Servicing Advances hereunder; provided, however, that the Servicer shall be required to so advance only to the extent that the Servicer, in its reasonable good faith judgment, believes the Servicing Advance to be recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall use its reasonable efforts in accordance with Accepted Servicing Practices to determine whether any such payments are made by the Mortgagor at the time they first become due. The Servicer shall make Servicing Advances from its own funds to effect such delinquent payments within such time period as will avoid the loss of the related Mortgaged Property by foreclosure of a tax or other lien. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not be added to the Scheduled Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     SECTION 4.10 Transfer of Custodial Account or Escrow Account.

     The Servicer may transfer the Custodial Account or the Escrow Account to a different Eligible Account from time to time; provided, however, that the Servicer shall give notice to the Master Servicer of any proposed change of the location of either Account not later than ten Business Days prior to any change thereof.

     SECTION 4.11 Mortgaged Property Insurance.

     (a) The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under Accepted Servicing Practices against loss by fire, hazards of extended coverage and such other hazards as are customary or required by law in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (a) 100% of the maximum insurable value of the improvements securing such Mortgage Loan and (b) the greater of (i) the outstanding principal balance of the Mortgage Loan and
(ii) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable under Accepted Servicing Practices, the Servicer shall notify the related Mortgagor, and shall use its commercially reasonable best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.12.

     (b) If the related Mortgaged Property is located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with a generally acceptable insurance carrier acceptable under Accepted Servicing Practices in an amount representing coverage equal to the lesser of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (b) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and under Accepted Servicing Practices that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor to obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within 45 days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf. Any out-of-pocket expenses or advance made by the Servicer on such force-placed flood insurance coverage shall be deemed a Servicing Advance.

     (c) If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with Accepted Servicing Practices, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

     (d) In the event that the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

     (e) All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

     (f) The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either an insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable under Accepted Servicing Practices and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

     (g) Pursuant to Section 4.5, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.6.

     SECTION 4.12 Blanket Mortgage Hazard Insurance.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy (a) names the Servicer or the Issuing Entity as loss payee, (b) provides coverage in an amount equal to the amount required pursuant to Section 4.11 without coinsurance and (c) otherwise complies with Accepted Servicing Practices and all other requirements of Section 4.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.11. The Servicer shall prepare and make any claims on the blanket policy as deemed necessary by the Servicer in accordance with prudent servicing practices. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.6. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.11, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Master Servicer or the Indenture Trustee, the Servicer shall cause to be delivered to the Master Servicer or the Indenture Trustee, as the case may be, a certified true copy of any such policy.

     SECTION 4.13 Fidelity Bond and Errors and Omissions Insurance.

     The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees and other Persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans. Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts acceptable to Fannie Mae and Freddie Mac. Upon the request of the Master Servicer or the Indenture Trustee, the Servicer shall cause to be delivered to the Master Servicer or the Indenture Trustee, as the case may be, a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy.

     SECTION 4.14 Restoration of Mortgaged Property.

     The Servicer need not obtain the approval of the Master Servicer or the Indenture Trustee prior to releasing any Insurance Proceeds or Condemnation Proceeds to any Mortgagor to be applied to the restoration or repair of any Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

     (a) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

     (b) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

     (c) the Servicer shall verify that the Mortgage Loan is not in default; and

     (d) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Issuing Entity is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Issuing Entity.

     SECTION 4.15 Title, Management and Disposition of REO Property.

     (a) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Issuing Entity, or in the event the Issuing Entity is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Issuing Entity shall acknowledge in writing that such title is being held as nominee for the Issuing Entity.

     (b) The Servicer shall manage, conserve, protect and operate each REO Property for the Issuing Entity solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property consistent with Accepted Servicing Practices. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Issuing Entity.

     (c) The Servicer shall use its commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two years after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (x) the Servicer shall report monthly to the Master Servicer and the Indenture Trustee as to the progress being made in selling such REO Property and (y) if a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee.

     (d) The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     (e) The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Issuing Entity. The proceeds of sale of the REO Property ("REO DISPOSITION PROCEEDS") shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Monthly Advances. On the Servicer Remittance Date immediately following the Prepayment Period in which such sale proceeds are received, the net cash proceeds of such sale remaining in the Custodial Account shall be remitted to the Securities Administrator.

     (f) The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.11. The Servicer shall make monthly remittances on each Servicer Remittance Date to the Securities Administrator of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.15 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     SECTION 4.16 Mortgage Loan Reports; Real Estate Owned Reports.

     (a) Not later than the tenth calendar day (or if such day is not a Business Day, the succeeding Business Day) of each month, the Servicer shall furnish to the Depositor, the Master Servicer and the Securities Administrator (i) a monthly remittance advice in the format agreed upon by the Servicer and the Master Servicer and a monthly defaulted loan report with the reporting criteria set forth in Exhibit E (or in such other format mutually agreed to among the Servicer, the Master Servicer and the Securities Administrator) in respect of the prior Due Period and related Prepayment Period, and information on realized losses and gains in the form attached as Exhibit D (or other format agreed to by the Master Servicer and the Servicer), (ii) all such information required above on a magnetic tape or other similar media reasonably acceptable to the Depositor, the Master Servicer and the Securities Administrator, and with supporting documentation with respect to the report on Exhibit D, and (iii) such other information with respect to the Mortgage Loans (to the extent such information is available on the systems of the Servicer) as the Securities Administrator may reasonably require to perform its obligations under the Owner Trust Agreement. In addition, by no later than the third Business Day following the end of each Prepayment Period, the Servicer shall furnish to the Master Servicer, the Securities Administrator, and the Depositor a monthly remittance advice, in form and substance satisfactory to them, with respect to all Principal Prepayments in full received during the related Prepayment Period.

     (b) The Servicer, upon written request of the Depositor or its agent, shall on an ongoing basis from information obtained through its servicing of the Mortgage Loans, provide the Depositor with any information necessary to enable the Depositor to perform its obligations in connection with any United States federal, state or local income tax return required to be filed on behalf of the Issuing Entity by the Depositor. Without limiting the foregoing, the Servicer shall, following the foreclosure sale or abandonment of any Mortgaged Property, report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

     (c) The Servicer shall furnish to the Master Servicer on or before the Servicer Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Master Servicer shall reasonably request.

     SECTION 4.17 Adjustable Rate Mortgage Loans.

     (a) With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Rate adjustments. Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

     (b) In the event that the Index for any Mortgage Loan, as specified in the related Mortgage Note, becomes unavailable for any reason, the Servicer shall select an alternative index in accordance with the terms of such Mortgage Note or, if such Mortgage Note does not make provision for the selection of an alternative index in such event, the Depositor shall, subject to applicable law, select an alternative index based on information comparable to that used in connection with the original Index and, in either case, such alternative index shall thereafter be the Index for such Mortgage Loan.

     SECTION 4.18 Prepayment Premiums.

     Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Seller may not waive any Prepayment Premium or portion thereof required by the terms of the related Mortgage Note unless (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or (ii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment, or (iii) in the Seller's reasonable judgment as described herein, (x) such waiver relates to a default or a reasonably foreseeable default, (y) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Premium and related Mortgage Loan and (z) doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Premium in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default). In no event will the Servicer waive a Prepayment Premium in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If the Servicer waives or does not collect all or a portion of Prepayment Premium relating to a Principal Prepayment in full or in part due to any action or omission of the Servicer, other than as provided above, the Servicer shall deposit the amount of such Prepayment Premium (or such portion thereof as had been properly waived) into the Custodial Account for distribution in accordance with the terms of this Agreement.

     SECTION 4.19 Credit Reporting; Gramm Leach Bliley Act.

     (a) The Servicer agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its mortgagor credit files to Equifax, Experian, and Trans Union Credit Information Servicer on a monthly basis.

     (b) The Servicer agrees to transmit full-file credit reporting data for each Mortgage Loan pursuant to Exhibit G. For each Mortgage Loan, the Servicer shall report one of the following statuses each month: new origination; current; delinquent (30-, 60-, 90-days, etc.); foreclosed or charged-off.

     (c) The Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related Mortgagors and shall provide all required notices thereunder.

     SECTION 4.20 Transfers of Mortgaged Property.

     (a) The Servicer shall use its commercially reasonable best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so.

     (b) If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (a) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (b) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, if any, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement the fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed unless such change would be consistent with Accepted Servicing Practices.

     (c) To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the credit-worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans by the Seller of the same type as the Mortgage Loans. If the credit-worthiness of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     SECTION 4.21 Satisfaction and Release of Mortgage Files.

     (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall request the release of any Mortgage Loan Documents.

     (b) If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Issuing Entity may have under the mortgage instruments, the Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two Business Days of receipt of such written demand by the Master Servicer or, if earlier, the date on which the Servicer has knowledge of such improper release. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.13 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     (c) Upon (i) becoming aware of the payment in full of any Mortgage Loan or
(ii) the receipt by the Servicer of a notification that payment in full has been or will be escrowed in a manner customary for such purposes, the Servicer will promptly notify the Indenture Trustee and Custodian by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Custodial Account maintained by the Servicer pursuant to Section 4.5 have been or will be so deposited) of a Servicing Officer and shall request the Custodian to deliver to the Servicer the related Mortgage File. Upon receipt of such certification and Request for Release, the Custodian shall promptly release the related Mortgage File to the Servicer, and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer is authorized to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Custodial Account. Notwithstanding anything to the contrary herein, the Indenture Trustee shall in no way be liable or responsible for the willful malfeasance of the Servicer, or for any wrongful or negligent actions taken by the Servicer, while the Servicer is acting pursuant to the powers granted to it in this paragraph.

     (d) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by the Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings. The Indenture Trustee shall, upon request of the Servicer, as applicable, and delivery to the Indenture Trustee, of a trust receipt signed by a Servicing Officer, cause the Custodian to release the related Mortgage File held in its possession or control to the Servicer. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Custodian when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Indenture Trustee to the Servicer.

     (e) The Indenture Trustee shall furnish the Servicer, upon request, with any powers of attorney (which are acceptable to the Indenture Trustee) empowering the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Indenture Trustee shall execute and deliver such other documents as the Servicer may request, necessary or appropriate to enable the Servicer to service the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Servicer).

     (f) In no event shall the Servicer, without the Indenture Trustee's written consent, (i) initiate any action, suit or proceeding solely under the Indenture Trustee's name without indicating the Servicer's representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Indenture Trustee to be registered to do business in any state. The Servicer shall indemnify the Indenture Trustee for any and all costs, liabilities and expenses incurred by the Indenture Trustee in connection with the negligent or willful misuse of such powers of attorney by the Servicer. In the performance of its duties hereunder, the Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee.

     SECTION 4.22 Superior Liens.

     (a) With respect to each Mortgage Loan secured by a second lien, if any, the Servicer shall, for the protection of the Issuing Entity's interest, file (or cause to be filed) of record a request for notice of any action by a superior lienholder where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer shall also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

     (b) If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take whatever actions are necessary to protect the interests of the Issuing Entity, and/or to preserve the security of the related Mortgage Loan. The Servicer shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Servicer determines that such Servicing Advance is in the best interests of the Issuing Entity and is not a Nonrecoverable Advance. The Servicer shall not make such a Servicing Advance except to the extent that it determines in its reasonable good faith judgment that such advance will be recoverable from Liquidation Proceeds on the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

     SECTION 4.23 Servicer Compensation.

     (a) As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee to the extent deposited therein on or before the Servicer Remittance Date. The Servicing Fee shall be payable monthly. The obligation of the Issuing Entity to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Scheduled Monthly Payments with respect to the related Mortgage Loan, or as otherwise provided in Section 4.6. Notwithstanding the foregoing, with respect to the payment of the Servicing Fee for any month, the aggregate Servicing Fee shall be reduced (but not below zero) by an amount equal to the Compensating Interest Payment for the related Payment Date.

     (b) Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, late payment charges and other ancillary income (other than Prepayment Premiums) shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     SECTION 4.24 Servicer Remittances.

     (a) On each Servicer Remittance Date, the Servicer shall remit to the Securities Administrator the sum of the following (the "SERVICER REMITTANCE AMOUNT"):

          (i) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.6); plus

          (ii) the aggregate of all Monthly Advances, if any, that the Servicer is obligated to advance on or before the Servicer Remittance Date pursuant to Section 4.5 with respect to the related Due Period; minus

          (iii) any amounts attributable to Principal Prepayments received during the applicable Prepayment Period, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.5; and minus

          (iv) any amounts attributable to Scheduled Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month in which such Servicer Remittance Date occurs, which amounts shall be remitted on the Servicer Remittance Date next succeeding the Due Period for such amounts.

     (b) On each Servicer Remittance Date, no later than 4:00 P.M., ET, the Servicer shall remit the Servicer Remittance Amount by wire transfer of immediately available funds to the Securities Administrator. All remittances required to be made to the Securities Administrator shall be made to the following wire account or to such other account as may be specified by the Securities Administrator from time to time:

[ - ]
ABA#:                    [ - ]
Account Name:            [ - ]
Account Number:          [ - ]
For further credit to:   FNLC 200_-_, Account # __________

     (c) With respect to any remittance received by the Securities Administrator after the Servicer Remittance Date on which such remittance was due, the Servicer shall pay to the Securities Administrator interest on any such late remittance at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law, from the date such remittance was due until the date paid, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Servicer Event of Default by the Servicer.

                                    ARTICLE V

                                     REPORTS

     SECTION 5.1 Assessment of Compliance and Attestation Reports.

     Each Responsible Party shall provide to the Securities Administrator and to the Depositor, no later than March 1 of each year, commencing ______, an assessment of compliance with servicing criteria ("ASSESSMENT OF COMPLIANCE") and related attestation report ("ATTESTATION REPORT") as of and for the period ending on December 31 of the preceding calendar year, which Assessment of Compliance and Attestation Report shall relate to each of the servicing criteria identified on Exhibit 1122 hereto as the responsibility of such Responsible Party and shall comply with the provisions of Item 1122 of Regulation AB. Each Assessment of Compliance provided by a Responsible Party shall include (a) a statement of such party's responsibility for assessing compliance with the servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party, and (d) a statement that a registered public accounting firm has issued an Attestation Report on such party's Assessment of Compliance with the applicable servicing criteria.

     SECTION 5.2 Annual Compliance Statement.

     Each Responsible Party shall furnish to the Securities Administrator and the Depositor no later than March 1 of each year, commencing ____, an annual compliance statement ("COMPLIANCE STATEMENT") signed by a Responsible Officer of such party to the effect that (a) a review of such party's activities during the reporting period and the party's performance under this Agreement have been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, such Responsible Party has fulfilled all of its obligations under this Agreement in all material respect throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure and the nature and status thereof.

     SECTION 5.3 Back-Up SOX Certification.

     Each Responsible Party shall deliver to the Securities Administrator and the Depositor no later than March 1 of each year, commencing ____, in which the Issuing Entity is required to file an execute an Annual Report on Form 10-K, a certification (a "BACK-UP SOX CERTIFICATION"), signed by a Responsible Officer of such party, in the form of Exhibit SOX attached hereto.

     SECTION 5.4 Commission Reporting.

     (a) The Master Servicer shall, in accordance with industry standards, prepare and file with the Commission via EDGAR, the following reports in respect of the Issuing Entity as and to the extent required under the Exchange Act, each of which reports shall be signed by the [Master Servicer].

          (i) Distribution Report on Form 10-D. Within 15 days following each Payment Date (or such later date as may be permissible due to an extension of the filing deadline), the Securities Administrator will prepare and file a "Distribution Report" on Form 10-D with respect to the Issuing Entity, which Distribution Report shall include a copy of the Payment Date Statement prepared by the Securities Administrator in respect of the related Payment Date detailing all data elements specified in Item 1121(a) of Regulation AB other than those data elements specified in Item 1121(a)(11), (12) and (14); provided, that, the Securities Administrator shall have received from the Depositor (and the Servicer with respect to Item 1), no later than ten days prior to the date such Distribution Report on Form 10-D is required to be filed, the following additional information, data, and materials required to be included in the Distribution Report on Form 10-D for such Payment Date:

               (A) Item 1 - Distribution and Pool Performance Information (each of the data elements specified in Item 1121(a)(11), (12) and (14) of Regulation AB);

               (B) Item 2 - Legal Proceedings (information required by Item 1117 of Regulation AB);

               (C) Item 3 - Sale of Securities and Use of Proceeds (information required by Item 2 of Part II of Form 10-Q);

               (D) Item 4 - Defaults Upon Senior Securities (information required by Item 3 of Part II of Form 10-Q);

               (E) Item 5 - Submission of Matters to a Vote of Security Holders (information required by Item 4 of Part II of Form 10-Q);

               (F) Item 6 - Significant Obligors of Pool Assets (information required by Item 1112(b) of Regulation AB);

               (G) Item 7 - Significant Enhancement Provider Information (information required by Items 1114(b)(2) and 1115(b) of Regulation AB);

               (H) Item 8 - Other Information (all other information required to be disclosed on Form 8-K during the period covered by the report and not yet reported); and

               (I) Item 9 - Exhibits (all exhibits required to be filed by Form 10-D and Item 601 of Regulation S-K other than the Payment Date Statement to be provided by the Securities Administrator).

          (ii) Annual Report on Form 10-K. The Securities Administrator will prepare and file an Annual Report on Form 10-K in respect of the Issuing Entity, provided, that the Securities Administrator shall have received from the Depositor and other transaction parties, no later than March 1 of each calendar year prior to the filing deadline for such Annual Report, all information, data and exhibits required to be provided or filed with such Annual Report including information, data, and exhibits required to be provided in connection with the following Items and other filing requirements of Form 10-K:

               (A) Item 9B - Other Information (information required to be reported on Form 8-K in the fourth quarter but not reported);

               (B) Item 15 - Exhibits and Financial Statement Schedules (including all exhibits required to be filed pursuant to Item 601 of Regulation S-K under the Exchange Act other than [the certification specified in Item 601(b)(31)(ii) of Regulation S-K and] the Assessment of Compliance, Attestation Report and Compliance Statement specified in Item 601(b)(33), (34) and (35) of Regulation S-K with respect to those Servicing Criteria as to which the Securities Administrator is the Responsible Party);

               (C) Significant Obligor Financial Information (Item 1112(b) of Regulation AB);

               (D) Significant Enhancement Provider Financial Information (Items 1114(b)(2) and 1115(b) of Regulation AB);

               (E) Legal Proceedings (Item 1117 of Regulation AB);

               (F) Affiliations and Certain Relationships and Related Transactions (Item 1119 of Regulation AB); and

               (G) Compliance with Applicable Servicing Criteria (Item 1122 of Regulation AB).

          (iii) Current Reports on Form 8-K. The Securities Administrator will prepare and file Current Reports on Form 8-K in respect of the Issuing Entity at the direction of the [Depositor] and at the expense of the Trust Fund, provided, that the Depositor shall have timely notified the Securities Administrator of an item reportable on a Current Report on Form 8-K and shall have delivered to the Securities Administrator no later than two Business Days prior to the filing deadline for such Current Report, all information, data and exhibits required to be provided or filed with such Current Report, including, particularly, information, data and exhibits required to be provided in connection with the following Items of Form 8-K[, but only to the extent that a Responsible Officer of the Securities Administrator does not otherwise have actual knowledge of same in its capacity as Securities Administrator hereunder]:

               (A) Item 1.01 - Entry into a Material Definitive Agreement;

               (B) Item 1.02 - Termination of a Material Definitive Agreement;

               (C) Item 1.03 - Bankruptcy or Receivership;

               (D) Item 2.04 - Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement;

               (E) Item 3.03 - Material Modification to Rights of Security Holders;

               (F) Item 5.03 - Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year;

               (G) Item 6.02 - Change in Servicer, Owner Trustee or Indenture Trustee;

               (H) Item 6.03 - Change in Credit Enhancement or Other External Support;

               (I) Item 6.04 - Failure to Make a Required Distribution; and

               (J) Item 6.05 - Securities Act Updating Disclosure.

          (iv) Form 15. As and when permitted under the provisions of Exchange Act, the Securities Administrator will prepare and file, on behalf of the Issuing Entity, a Form 15 to suspend the Issuing Entity's reporting obligations under the Exchange Act.

     (b) All information, data, and materials required to be provided by any Responsible Party to the Securities Administrator for incorporation in any report to be filed with the Commission shall be provided in a format compatible with Commission filing requirements, including, as appropriate, EDGAR filing guidelines. The Depositor acknowledges and agrees that the Securities Administrator may include in any Exchange Act report all relevant information, data and exhibits as the Securities Administrator may receive in connection with such report irrespective of any provision that may permit the exclusion of such material. For example, the Securities Administrator may file all Assessments of Compliance, Attestation Reports and Compliance Statements timely received from any Responsible Party irrespective of any applicable minimum pool asset percentage requirement for disclosure related to such Responsible Party.

     (c) The Depositor agrees to furnish promptly to the Securities Administrator from time to time upon request such additional information, data, reports, documents and financial statements within the Depositor's possession or control as the Securities Administrator reasonably requests as necessary or appropriate to prepare and file the foregoing reports. The Securities Administrator shall make available to the Depositor copies of all Exchange Act reports filed hereunder.

     (d) Notwithstanding Section 5.4(a)(ii) above, in the event that the Securities Administrator has not timely received all information, data, and exhibits as are required to prepare and file any required Exchange Act report, the Depositor nevertheless hereby directs the Securities Administrator to file such Exchange Act report based on the information that the Securities Administrator has timely received and without such additional required information, data or exhibits not timely received. Upon subsequent delivery to the Securities Administrator of all information, data, and exhibits required to complete such Exchange Act report and upon direction of the Depositor, the Securities Administrator will prepare and file an amendment to the prior Exchange Act report filing to include such additional information. The Depositor shall be responsible for all costs and expenses of the Securities Administrator related to the preparation and filing of any such amendment.

     (e) Other than the Exchange Act reports specified above, the Securities Administrator shall have no responsibility to file any items or reports with the Commission under the Exchange Act or otherwise; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Issuing Entity as the Depositor deems necessary under the Exchange Act.

     (f) The Trust Fund shall pay all costs and expenses of the Securities Administrator related to the preparation and filing of any Current Report on Form 8-K, any Distribution Report on Form 10-D (other than the costs and expense of the Securities Administrator associated with the preparation and filing of the Payment Date Report) or any amendment to any Exchange Act report.

     SECTION 5.5 Payment Date Report.

     (a) On each Payment Date, the Securities Administrator shall make available to the other parties hereto a report containing information with respect to such Payment Date (each, a "PAYMENT DATE REPORT"), including the following items (on the basis of information provided with respect to the Mortgage Loans on the Servicer Report):

          (i) the Current Interest of each class of Offered Notes and the calculation thereof, and the amount of any Deferred Interest with respect to any Class M Notes;

          (ii) the amount, if any, of Basis Risk Shortfall and Deferred Interest Basis Risk Shortfalls, for such Payment Date, and the aggregate amount thereof;

          (iii) the interest accrued on the Class N Notes during the related Interest Accrual Period and the Interest Payment Amount;

          (iv) the Note Interest Rate applicable to such Payment Date with respect to each class of Notes;

          (v) the Interest Proceeds;

          (vi) the Principal Proceeds, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to Scheduled Monthly Payments of principal and unscheduled payments in the nature of principal;

          (vii) the Principal Payment Amount of each Class of Notes, including the Class N Principal Payment Amount.

          (viii) the Class Principal Amount of each class of Notes, to the extent applicable, as of such Payment Date after giving effect to payments allocated to principal reported under subclause (vii) above and the Class Impairment Amount, if any, of each class of Class M Notes;

          (ix) the amount, if any, of any payment to the Certificateholder;

          (x) the amount of any Realized Losses incurred with respect to the Mortgage Loans (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date;

          (xi) the amount of the Servicing Fees and Master Servicing Fees paid during the Due Period to which such Payment Date relates;

          (xii) the number and aggregate Scheduled Principal Balance of Mortgage Loans, as reported to the Master Servicer and the Securities Administrator by the Servicer:

               (A) remaining outstanding,

               (B) delinquent 30 to 59 days on a contractual basis,

               (C) delinquent 60 to 89 days on a contractual basis,

               (D) delinquent 90 or more days on a contractual basis,

               (E) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Payment Date occurs,

               (F) in bankruptcy, and

               (G) that are REO Properties;

          (xiii) the aggregate Scheduled Principal Balance of any Mortgage Loans with respect to which the related Mortgaged Property became an REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Payment Date occurs;

          (xiv) with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan and of each Qualified Substitute Mortgage Loan;

          (xv) the aggregate amount of any Monthly Advances made by or on behalf of the Servicer (or the Master Servicer) solely to the extent reported to the Securities Administrator by the Master Servicer; and

          (xvi) LIBOR with respect to such Payment Date and the following Interest Accrual Period.

     (b) The Securities Administrator will make such report and additional loan level information (and, at its option, any additional files containing the same information in an alternative format) available each month to the Rating Agencies, the Indenture Trustee, the Noteholders, the Certificateholder, the Depositor, and the Cap Provider via the Securities Administrator's website. The Securities Administrator's website can be accessed at _________. Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at __________. Such parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by notifying the Securities Administrator at the address set forth herein, and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

     (c) The foregoing information and reports shall be prepared and determined by the Securities Administrator based solely on Mortgage Loan data provided to the Master Servicer and the Securities Administrator by the Servicer pursuant to
Section 4.16. In preparing or furnishing the foregoing information, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that have been provided to the Master Servicer and the Securities Administrator by the Servicer, and neither the Securities Administrator nor the Master Servicer shall be obligated to verify, recompute, reconcile or recalculate any such information or data.

     (d) Upon the reasonable advance written request of any Noteholder that is a savings and loan, bank or insurance company, which request, if received by the Indenture Trustee shall be forwarded promptly to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by the Servicer, shall use reasonable efforts to obtain such information and documentation from the Servicer, and provide), to such Noteholder such reports and access to information and documentation regarding the Mortgage Loans as such Noteholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the

Notes; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Noteholder for actual expenses incurred in providing such reports and access.

     (e) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, upon written request, the Securities Administrator shall have prepared and shall make available to each Person who at any time during the calendar year was a Noteholder of record, and make available to such Noteholders, to the extent required by and in accordance with applicable regulations, a report summarizing the items provided to the Noteholders pursuant to Section 5.5(a) above on an annual basis as may be required to enable such Noteholders to prepare their federal income tax returns; provided, however, that this Section 5.5(e) shall not be applicable where relevant reports or summaries are required elsewhere in this Agreement. Such information shall include the amount of original issue discount accrued on each class of Notes and information regarding the expenses of the Issuing Entity. The Securities Administrator shall be deemed to have satisfied such requirement if it forwards such information in any other format permitted by the Code.

     (f) The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Noteholders and the Certificateholder.

     SECTION 5.6 Subservicers and Subcontractors.

     (a) The Servicer shall:

          (i) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 4.2(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Master Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when required pursuant to Section 5.1.

          (ii) deliver, and cause each Subservicer and each Subcontractor described in clause (i) to provide, to the Depositor, the Master Servicer and any other Person that will be responsible for signing the Back-Up SOX Certification on behalf of an asset-backed issuer with respect to this transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit SOX.

     (b) The Servicer acknowledges that the parties identified in clause (a)(ii) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Back-Up SOX Certification and filing such with the Commission.

     (c) Each Assessment of Compliance provided by a Subservicer pursuant to
Section 5.1 shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 1122 hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An Assessment of Compliance provided by a Subcontractor pursuant to
Section 5.1 need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 4.2(b).

     SECTION 5.7 Additional Information.

     Any party that signs any Exchange Act report that the Securities Administrator is required to file shall provide to the Securities Administrator prompt notice of the execution of such Exchange Act report along with the name and contact information for the person signing such report and shall promptly deliver to the Securities Administrator the original executed signature page for such report. In addition, each of the parties agrees to provide to the Securities Administrator such additional information related to such party as the Securities Administrator may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to such party or its performance hereunder.

     SECTION 5.8 Intention of the Parties and Interpretation.

     Each of the parties acknowledges and agrees that the purpose of the foregoing provisions of this Article V is to facilitate compliance by the Securities Administrator and the Depositor with the provisions of Regulation AB, as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the Commission from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Securities Administrator or the Depositor for delivery of additional or different information as the Securities Administrator or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

     SECTION 5.9 Indemnification.

     Each Responsible Party hereby agrees to indemnify and hold harmless the Securities Administrator and each of its directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such Responsible Party of any if its obligations under this Article V, including particularly its obligations to provide any Assessment of Compliance, Attestation Report, Compliance Statement or any information, data or materials required to be included in any Exchange Act report, (b) any misstatement or omission in any information, data or materials provided by such Responsible Party, or (c) the negligence, bad faith or willful misconduct of such Responsible Party in connection with its performance hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Securities Administrator, then each Responsible Party agrees that it shall contribute to the amount paid or payable by the Securities Administrator as a result of any claims, losses, damages or liabilities incurred by the Securities Administrator in such proportion as is appropriate to reflect the relative fault of the Securities Administrator on the one hand and such Responsible Party on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

                                   ARTICLE VI

                                  THE SERVICER

     SECTION 6.1 Limitation on Resignation and Assignment by Servicer.

     (a) The Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of the Master Servicer.

     (b) The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) with the consent of the Master Servicer and the Depositor or (ii) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer, the Depositor and the Indenture Trustee, which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer and the Indenture Trustee. No such resignation shall become effective until a successor acceptable to the Depositor and the Master Servicer shall have assumed the Servicer's responsibilities and obligations.

     SECTION 6.2 Examination Rights; Additional Information.

     (a) The Master Servicer, the Indenture Trustee, the Depositor, and the Securities Administrator, or their respective designees, shall have the right to examine and audit any and all of the related books, records, facilities or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon at least two Business Days prior written notice; provided, however, that such examination will not be permitted to the extent such examination would be inconsistent with (i) the Servicer's current reasonable procedures and policies in effect at such time, (ii) applicable law (including any rules and regulations promulgated thereunder), including but not limited to applicable copyright and trademark laws, (iii) any evidentiary privileges that the Servicer may have with respect to such materials, i.e., disclosure of such materials may cause the Servicer to lose such privilege, and
(iv) the confidentiality obligations imposed upon the Servicer by any unaffiliated third-party relating to such books of account and records.

     (b) The Servicer shall make available for interview to the Master Servicer and the Depositor and their respective employees, agents, representatives and attorneys, such officers and employees that are responsible for and/or knowledgeable about the performance about the Servicer's obligations hereunder. Any such inspection or interview shall be upon reasonable advance notice and only as long as such inspection or interview does not disrupt the operations of the Servicer.

     (c) The Servicer shall provide access to information and documentation regarding the Mortgage Loans to the Master Servicer, the Depositor, the Indenture Trustee, and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to the Noteholders and the Certificateholder that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Servicer designated by it. In fulfilling such a request the Servicer shall not be responsible for determining the sufficiency of such information.

     (d) The Servicer shall provide to the Master Servicer such additional information as the Master Servicer may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports and of the Fidelity Bond and Errors and Omissions Insurance policy required to be maintained by the Servicer pursuant to Section Section 4.13, and such other information related to the Servicer or its performance hereunder.

     SECTION 6.3 Servicer as Bailee.

     (a) The Servicer shall transmit to the Custodian such documents and instruments coming into the possession of the Servicer from time to time as are required by the terms hereof to be delivered to the Custodian. Any funds received by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Indenture Trustee and the Certificateholder, subject to the Servicer's right to retain or withdraw amounts provided in this Agreement and to the right of the Servicer to retain its Servicing Fee and other amounts as provided herein.

     (b) All Mortgage Files and funds collected or held by, or under the control of, the Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Servicer for and on behalf of the Indenture Trustee as the Indenture Trustee's agent and bailee for purposes of perfecting the Indenture Trustee's security interest therein as provided by the relevant UCC or laws; provided, however, that the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Servicer under this Agreement and shall be authorized to remit such funds to the Indenture Trustee in accordance with this Agreement.

     (c) The Servicer hereby acknowledges that, concurrently with the execution of this Agreement, the Indenture Trustee shall have a security interest in the Mortgage Loans and in all Mortgage Files representing such Mortgage Loans and in all funds and investment property now or hereafter held by, or under the control of, the Servicer or are collected by the Servicer in connection with the Mortgage Loans, whether as Scheduled Monthly Payments or as full or partial prepayments of principal or interest or as Liquidation Proceeds or Insurance Proceeds or otherwise, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any fee or other amounts to which the Servicer is entitled to hereunder); and the Servicer agrees that so long as the Mortgage Loans are collaterally assigned to and held by the Indenture Trustee, all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Servicer shall be held by the Servicer and on behalf of the Indenture Trustee as the Indenture Trustee's agent and bailee for purposes of perfecting the Indenture Trustee's security interest therein as provided by the applicable UCC or other applicable laws.

     SECTION 6.4 Termination of the Servicer without Cause.

     The Depositor may terminate the Servicer without cause upon 90 days prior written notice; provided, however, that no such termination will be effective until the obligations of the Servicer hereunder have been assumed by a successor servicer appointed in accordance with Section 8.8. Notwithstanding the foregoing, if the Servicer is terminated without cause, the successor servicer shall reimburse the Servicer for all accrued and unpaid Servicing Fees and unreimbursed Monthly Advances and Servicing Advances upon the transfer of servicing to such successor servicer.

     SECTION 6.5 Servicer Events of Default.

     (a) Each of the following shall constitute a Servicer Event of Default on the part of the Servicer:

          (i) any failure by the Servicer to remit to the Securities Administrator any payment required to be made under the terms of this Agreement and such failure continues for two Business Days;

          (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than the covenants described in clause (ix) below), including, but not limited to, breach by the Servicer of any one or more of the representations, warranties and covenants of the Servicer as set forth in Section 3.3, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the Indenture Trustee;

          (iii) failure by the Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required;

          (iv) a petition with, or decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been filed or entered against the Servicer and such petition or decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

          (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its assets;

          (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for at least three Business Days;

          (vii) the Servicer ceases to meet the Servicer eligibility qualifications of Fannie Mae or Freddie Mac;

          (viii) the Servicer attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 6.1 hereof; or

          (ix) any failure by the Servicer to duly perform, within the required time period, its obligations to provide any Assessment of Compliance, Attestation Report, Compliance Statement, Back-Up SOX certification, or any other information, data or materials required to be provided hereunder, including any items required to be included in any Exchange Act report pursuant to Article V, which failure continues unremedied for a period of five days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer.

     (b) If the Servicer obtains knowledge of a Servicer Event of Default, the Servicer shall promptly notify the Master Servicer, the Depositor, the Seller, and the Indenture Trustee. In each and every such case, so long as a Servicer Event of Default shall not have been remedied, in addition to whatever rights the Master Servicer or the Indenture Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

     (c) The Master Servicer will provide written notice of the Servicer's termination upon a Servicer Event of Default to the Servicer, the Depositor, the Seller, and the Indenture Trustee. Except with respect to a Servicer Event of Default under Section 6.5(a), in which case such notice will be immediately effective, the termination of the Servicer shall not become effective until at least ten Business Days following the date such notice of termination is provided by the Master Servicer to the Servicer and the Depositor (the "TERMINATION NOTICE DATE"). Upon the Termination Notice Date, or ten Business Days thereafter, as applicable, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor servicer appointed pursuant to Section 8.8.

     (d) If the Servicer is terminated upon the occurrence of a Servicer Event of Default as described in this Section 6.5, upon written request from the Depositor or the Master Servicer, the Servicer shall, at its expense, prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the

Servicer's sole expense. The Servicer shall cooperate with the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     (e) In connection with the foregoing, the Servicer being terminated shall bear all reasonable out-of-pocket costs of a servicing transfer, including but not limited to those of the Master Servicer, the Securities Administrator, the Indenture Trustee, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary. If such amounts are not paid by the terminated Servicer, they shall be paid from amounts held in the Payment Account.

     SECTION 6.6 Waiver of Defaults.

     The Noteholders representing 66-2/3% of the Voting Rights may by written notice waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required deposit to the Payment Account that would result in a failure of the Securities Administrator to make any required payment of principal of or interest on the Notes may only be waived with the consent of 100% of the affected Noteholders. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     SECTION 6.7 Servicer Covenants.

     (a) If so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to)
(i) notify the Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (B) any affiliations or relationships that develop following the closing date of this transaction between the Servicer and any Subservicer and any of the transaction parties (and any other parties identified in writing by the requesting party) with respect to this transaction, and (ii) provide to the Depositor a description of such proceedings, affiliations or relationships.

     (b) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Depositor and Master Servicer, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor and Master Servicerof such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor and Master Servicer, all information reasonably requested by the Depositor or Master Servicer in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (c) In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, the Servicer shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

     SECTION 6.8 Indemnification.

     The Servicer agrees to indemnify the Depositor, the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Securities Administrator and the Master Servicer and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Securities Administrator or the Master Servicer may sustain as a result of (i) the Servicer's willful malfeasance, bad faith or negligence in the performance of its duties under this Agreement, or (ii) the failure of the Servicer to perform its duties and its obligations under this Agreement and its duties and obligations to service the Mortgage Loans in compliance with the terms of this Agreement. The Depositor, the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Securities Administrator or the Master Servicer shall as promptly as practicable notify the Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Securities Administrator or the Master Servicer to indemnification under this Section 6.8, whereupon the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

     SECTION 6.9 Opinion.

     On or before the Closing Date, the Servicer shall cause to be delivered to the other parties to this Agreement and the Underwriters one or more Opinions of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the recipients thereof, as to the due authorization, execution and delivery of this Agreement by the Servicer and the enforceability thereof.

                                   ARTICLE VII

                                    RESERVED

                                  ARTICLE VIII

                               THE MASTER SERVICER

     SECTION 8.1 Duties of the Master Servicer.

     (a) The Master Servicer shall master service the Mortgage Loans in accordance with the Accepted Master Servicing Practices and the provisions of this Agreement. The Master Servicer shall monitor the performance of the obligations of the Servicer hereunder.

     (b) The Master Servicer shall not be required to cause the Servicer to take any action or refrain from taking any action if this Agreement does not require the Servicer to take such action or refrain from taking such action. The Master Servicer shall not take, or knowingly permit the Servicer to take, any action that is inconsistent with or prejudices the interests of the Issuing Entity or the Indenture Trustee in any Mortgage Loan or the rights and interests of the Issuing Entity or the Indenture Trustee under this Agreement and the Indenture. The Master Servicer shall have no liability for the acts or omissions of the Servicer in the performance by such Servicer of its obligations.

     (c) If a party does not act as both the Master Servicer and the Securities Administrator, not later than the Business Day prior to each Payment Date, the Master Servicer shall forward to the Securities Administrator a statement setting forth the status of any account or accounts, including any collection accounts, maintained by the Master Servicer as of the close of business on the Business Day prior to the related Payment Date, indicating that all remittances or payments required by this Agreement to be made by the Master Servicer have been made (or if any required remittance or payment has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from any account maintained by the Master Servicer.

     (d) The Master Servicer shall, in accordance with Sections 6.5 and 8.8, in the event that the Servicer fails to perform its obligations in accordance herewith, terminate the rights and obligations of the Servicer hereunder. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed for the costs of such enforcement initially (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed, and then, (iii) to the extent that such amounts are insufficient to reimburse the Master Servicer for the costs of such enforcement, from the Payment Account.

     (e) If the Servicer fails to remit a Monthly Advance, the Master Servicer, in its capacity as successor servicer, shall itself make such Advance. If the Master Servicer determines that a Monthly Advance is required, it shall, on the Business Day immediately prior to the related Payment Date, deposit in the Custodial Account immediately available funds in an amount equal to such Monthly Advance. The Master Servicer shall be entitled to be reimbursed from the Payment Account in accordance with Section 10.1 for all Monthly Advances made by it from late collections related to such Mortgage Loan or from other funds as provided in Section 10.1. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that a Monthly Advance is a Non-recoverable Advance, the Master Servicer shall be under no obligation to make such Monthly Advance. In the event that the Master Servicer determines that any such Monthly Advances are Non-recoverable Advances, the Master Servicer shall provide the Indenture Trustee with a certificate signed by a Responsible Officer of the Master Servicer evidencing such determination and setting forth the basis for such determination.

     (f) The Master Servicer undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

     SECTION 8.2 Assignment or Delegation of Duties by the Master Servicer.

     Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder, unless the Indenture Trustee and the Depositor shall have consented to such action (such consent of the Indenture Trustee or the Depositor not to be unreasonably withheld or delayed); provided, however, that the Master Servicer shall have the right without the prior written consent of the Indenture Trustee or the Depositor to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Indenture Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to Section 8.4, shall after such transfer be payable to such successor master servicer.

     SECTION 8.3 Fidelity Bond and Errors and Omission Policy.

     The Master Servicer, at its expense, shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The Errors and Omissions Insurance Policy shall be in such form and amount that is consistent with coverage customarily maintained by master servicers of mortgage loans similar to the Mortgage Loans. The Master Servicer shall provide the Depositor and the Indenture Trustee, upon request, with a copy of the Fidelity Bond and Errors and Omission Policy.

     SECTION 8.4 Compensation to the Master Servicer.

     (a) The Master Servicer will be entitled to the Master Servicer Fee on each Payment Date. All income and gain realized from any investment of funds in the Payment Account shall be for the benefit of the Master Servicer as compensation. Notwithstanding the foregoing, if the Master Servicer is the successor servicer, the Master Servicer shall deposit in the Payment Account, on or before the related Payment Date, an amount equal to the lesser of (a) its servicing compensation with respect to such Payment Date and (b) the amount of any Compensating Interest Payment required to be paid by the Servicer with respect to such Payment Date pursuant to this Agreement, but which is not paid by the Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

     (b) From the Master Servicing Fee, the Master Servicer shall pay the fees of the Indenture Trustee and Custodian pursuant to an agreed fee schedule. The Master Servicer shall pay the fees of the Owner Trustee annually, from the amounts on deposit in the Payment Account.

     SECTION 8.5 Merger or Consolidation.

     Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved (or that have an Affiliate that is qualified and approved) to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $25,000,000.

     SECTION 8.6 Examination Rights.

     (a) The Depositor or its designees shall have the right to examine and audit any and all of the related books, records, facilities or other information of the Master Servicer, whether held by the Master Servicer or by another on its behalf, solely and specifically relating to this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice; provided, however, that such examination will not be permitted to the extent such examination would be inconsistent with (i) the Master Servicer's current reasonable procedures and policies in effect at such time, (ii) applicable law (including any rules and regulations promulgated thereunder), including but not limited to applicable copyright and trademark laws, (iii) any evidentiary privileges that the Master Servicer or Securities Administrator may have with respect to such materials, i.e., disclosure of such materials may cause the Master Servicer to lose such privilege, and (iv) the confidentiality obligations imposed upon the Master Servicer by any unaffiliated third-party relating to such books of account and records. Each party shall pay its own travel expenses associated with such examination.

     (b) The Master Servicer shall make available for interview to the Depositor or its employees, agents, representatives and attorneys, such officers and employees that are responsible for and/or knowledgeable about the performance of the Master Servicer's obligations under the Operative Agreements. Any such inspection or interview shall be upon reasonable advance notice and only as long as such inspection or interview does not disrupt the operations of the Master Servicer.

     SECTION 8.7 Resignation of Master Servicer.

     (a) Except as otherwise provided in Section 8.12 and this Section 8.7, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) with the consent of the Depositor (which consent may not be unreasonably withheld) or (ii) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Master Servicer. Any such determination permitting resignation pursuant to clause (ii) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Depositor. No such resignation shall become effective until a successor master servicer shall have assumed the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly, but no less than 30 days prior to the effectiveness of such resignation, by the Master Servicer to the Depositor and the Indenture Trustee.

     (b) Upon the resignation of the Master Servicer and the appointment of a successor master servicer as described in the preceding paragraph, the Securities Administrator, if the same party, also may resign upon notice to the Depositor and the Indenture Trustee.

     SECTION 8.8 Master Servicer to Act as Servicer; Appointment of Successor.

     (a) On and after the time any Servicer resigns or is terminated pursuant to the terms of this Agreement, the Depositor, with the consent of the Master Servicer pursuant to the procedures below, shall appoint a successor servicer pursuant to this Agreement, who shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions of this Agreement and applicable law.

     (b) The Depositor may nominate a successor servicer to the Master Servicer by 6:00 P.M., ET, on the third Business Day following the Termination Notice Date. If the Master Servicer does not object to the proposed successor servicer by 6:00 P.M. New York City time on the fourth Business Day following the Termination Notice Date, then the Master Servicer shall appoint such proposed successor servicer as the successor servicer. If the Master Servicer delivers written notice to the Depositor that it does not consent to such proposed successor servicer, then the Depositor may nominate a successor servicer to the Master Servicer by 3:00 P.M., ET, on the sixth Business Day following the Termination Notice Date. If the Master Servicer does not object to the proposed successor servicer by 9:00 A.M., ET, on the seventh Business Day after the Termination Notice Date, then the Master Servicer shall appoint such proposed successor servicer as the successor servicer. If the Master Servicer delivers written notice to the Depositor that it does not consent to such proposed successor servicer, or the Depositor does not make a first or second proposal for a successor servicer, then the Master Servicer, in its sole discretion, will appoint a successor servicer (with the consent of the

Depositor, such consent not to be unreasonably withheld or delayed) or assume the obligations of the Servicer itself. Notwithstanding the foregoing, any appointment by the Depositor of the Master Servicer as the successor servicer shall not require the consent of the Depositor.

     (c) Notwithstanding any provision in this Agreement to the contrary, any right of the Depositor to appoint a successor servicer upon a Servicer Event of Default shall terminate if any amounts required to be remitted by the Servicer to the Securities Administrator (including any required Monthly Advances) have not been remitted to the Securities Administrator by the third Business Day prior to the related Payment Date, in which event the Master Servicer will appoint a successor servicer or assume the obligations of the Servicer itself. It is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to any successor servicer.

     (d) Any successor to the Servicer shall be an institution that is a Fannie Mae-and Freddie Mac-approved servicer in good standing, has a net worth of at least $25,000,000 and is willing to service the Mortgage Loans and shall execute and deliver to the Depositor, the Indenture Trustee, the Securities Administrator and the Master Servicer an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such Servicer, with like effect as if originally named as a party to this Agreement; provided, further that each Rating Agency acknowledges that its rating of the Notes in effect immediately prior to such assignment and delegation shall not be downgraded, withdrawn or qualified as a result of such assignment and delegation.

     (e) In connection with such appointment and assumption, the Depositor may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, but not in excess of the Servicing Fee. The Depositor, the Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (f) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to this Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Payment Account.

     (g) The successor servicer will not assume liability for the representations and warranties of the Servicer that it replaces.

     (h) Any successor to the Servicer shall give notice to the related Mortgagors of such change of servicer and shall, during the term of its service as Servicer maintain in force the policy or policies that such Servicer is required to maintain pursuant to this Agreement.

     (i) No successor servicer will be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the successor servicer. The successor servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the successor servicer, all necessary servicing files and records, including (as deemed necessary by the successor servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) mortgage loan payment history,
(iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the successor servicer, reflecting all applicable mortgage loan information. The successor servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the successor servicer acting in accordance with information prepared or supplied by a Person other than the successor servicer or the failure of any such Person to prepare or provide such information. The successor servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the servicer, or for any inaccuracy or omission in a notice or communication received by the successor servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Mortgage Loan with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Mortgage Loan.

     SECTION 8.9 Master Servicer Events of Default; Appointment of Successor.

     (a) The occurrence of any one or more of the following events shall constitute a "MASTER SERVICER EVENT OF DEFAULT":

          (i) any failure by the Master Servicer (other than in its capacity as successor servicer) to remit to the Securities Administrator for payment to the Noteholders any funds required to be remitted by the Master Servicer under the terms of this Agreement;

          (ii) any failure on the part of the Master Servicer (other than in its capacity as successor servicer) duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement that materially and adversely affects the interest of the Noteholders, which continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Indenture Trustee, or to the Master Servicer, the Depositor and the Indenture Trustee by the Noteholders representing 66-2/3% of the total Voting Interests and (ii) actual knowledge of such failure by a Responsible Officer of the Master Servicer;

          (iii) a petition with, or decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such petition decree or order shall have remained in force undischarged or unstayed for a period of 90 days;

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property;

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor master servicer as specified in Section 8.5;

          (vii) if a representation or warranty set forth in Section 3.4 shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Noteholders and the Certificateholder, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the earlier of (a) the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Depositor or the Indenture Trustee, or to the Master Servicer, the Depositor and the Indenture Trustee by the Noteholders representing 66-2/3% of the total Voting Interests and
     (b) actual knowledge of such failure by a Responsible Officer of the Master Servicer;

          (viii) a sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of Noteholders representing 66-2/3% Voting Interests; or

          (ix) any failure of the Master Servicer to make any Advances required to be made by it hereunder within two days following notice of such default by the Indenture Trustee.

     (b) If the Indenture Trustee has knowledge of any Master Servicer Event of Default described in clauses (i) through (viii) of this Section 8.9, then, in each and every case, subject to applicable law, so long as any such Master Servicer Event of Default shall not have been remedied within any period of time prescribed by this Section 8.9, if any, the Indenture Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by the Noteholders representing 66-2/3% of the Voting Interest, terminate all of the rights and obligations of the

Master Servicer hereunder. If a Master Servicer Event of Default described in clause (ix) of this Section 8.9 shall occur, then, in each and every case, subject to applicable law, so long as such Master Servicer Event of Default shall not have been remedied within the time period prescribed by clause (ix) of this Section 8.9, the Indenture Trustee, by notice in writing to the Master Servicer, shall promptly terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.

     (c) On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, but only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee (as successor Master Servicer) or a successor designated by the Indenture Trustee pursuant to and under the terms of this Agreement; and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.

     (d) The Indenture Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, or does not satisfy the requirements of a successor Master Servicer, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $25,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Such successor master servicer may be an Affiliate of the Indenture Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Indenture Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Issuing Entity and the Indenture Trustee for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

     (e) The defaulting Master Servicer agrees to cooperate with the successor master servicer in effecting the termination of the defaulting Master Servicer's responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicer of the assignment of the master servicing function and providing the successor master servicer all documents and records in electronic or other form reasonably requested by it to enable the successor master servicer to assume the defaulting Master Servicer's functions hereunder and the transfer to the successor master servicer for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Payment Account maintained by the Securities Administrator and any other account or fund maintained by the Master Servicer with respect to the Notes and the Certificate or thereafter received with respect to the Mortgage Loans.

     (f) The Indenture Trustee or the successor master servicer shall be entitled to be reimbursed by the Master Servicer (or by the Trust Fund, if the Master Servicer is unable to fulfill its obligations hereunder) for all reasonable and properly documented costs associated with the transfer of master servicing from the predecessor Master Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee to master service the Mortgage Loans properly and effectively. If the terminated Master Servicer does not pay such reimbursement within 30 days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust Fund and the successor master servicer shall be entitled to withdraw such reimbursement from amounts on deposit in the Payment Account pursuant to Section 10.1(e); provided, that, the terminated Master Servicer shall reimburse the Trust Fund for any such expense incurred by the Trust Fund; and provided, further, that the Indenture Trustee shall decide whether and to what extent it is in the best interest of the Noteholders and the Certificateholder to pursue any remedy against any party obligated to make such reimbursement.

     (g) The successor master servicer shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination and shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 3.4.

     (h) No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any remittance or payment hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Indenture Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.

     (i) Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 8.4 and Section 10.2 to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

     SECTION 8.10 Waiver of Defaults.

     The Noteholders representing 66-2/3% of the Voting Interests may, on behalf of all Noteholders, waive any default or Master Servicer Event of Default by the Master Servicer, except that a default in the making of any required deposit to the Payment Account that would result in a failure of the Securities Administrator to make any required payment of principal of or interest on the Notes may only be waived with the consent of 100% of the affected Noteholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     SECTION 8.11 Notification of Master Servicer Default.

     (a) If any Master Servicer Event of Default shall occur, of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall promptly notify each Rating Agency of the nature and extent of such Master Servicer Event of Default. The Securities Administrator or the Master Servicer shall immediately give written notice to the Indenture Trustee upon the Master Servicer's failure to remit Advances on the date specified herein.

     (b) The Indenture Trustee shall within 45 days after the occurrence of any Master Servicer Event of Default known to the Indenture Trustee, give written notice thereof to the Noteholders and the Certificateholder, unless such Master Servicer Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

     (c) Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Indenture Trustee shall promptly mail notice thereof by first class mail to the Noteholders and the Certificateholder at their respective addresses appearing on the applicable register.

     SECTION 8.12 Limitation on Liability of the Master Servicer.

     (a) No provision of this Agreement shall be construed to relieve the Master Servicer from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that the duties and obligations of the Master Servicer shall be determined solely by the express provisions of this Agreement, and the Master Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement. No implied covenants or obligations shall be read into this Agreement against the Master Servicer and, in absence of bad faith on the part of the Master Servicer, the Master Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Master Servicer and conforming to the requirements of this Agreement.

     (b) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the other parties hereto, the Noteholders or the Certificateholder for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement.

     SECTION 8.13 Master Servicer Covenants.

     (a) If so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Master Servicer shall (i) notify the Depositor in writing of (A) any material litigation or governmental proceedings pending against the Master Servicer and (B) any affiliations or relationships that develop following the closing date of this transaction between the Master

Servicer and any of the transaction parties (and any other parties identified in writing by the requesting party) with respect to this transaction, and (ii) provide to the Depositor a description of such proceedings, affiliations or relationships.

     (b) As a condition to the succession to the Master Servicer as master servicer under this Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master Servicer, the Master Servicer shall provide to the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     SECTION 8.14 Assignment or Delegation of Duties by Master Servicer,

     Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder, unless the Depositor shall have consented to such action (such consent of the Depositor not to be unreasonably withheld or delayed); provided, however, that the Master Servicer shall have the right without the prior written consent of the Depositor to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Indenture Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to Section 10.1, shall after such transfer be payable to such successor master servicer.

     SECTION 8.15 Indemnification.

     The Master Servicer agrees to indemnify the Depositor, the Seller, the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Securities Administrator and the Servicer and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Seller, the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Securities Administrator or the Servicer may sustain as a result of the Master Servicer's willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder or under the Operative Agreements. The Depositor, the Issuing Entity, the Indenture Trustee (including on behalf of the Issuing Entity), the Owner Trustee, the Seller, the Securities Administrator or the Servicer shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or with respect to the Mortgage Loans entitling the Depositor, the Seller, the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Securities Administrator or the Servicer to indemnification under this
Section 8.15, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

     SECTION 8.16 Opinion.

     On or before the Closing Date, the Master Servicer shall cause to be delivered to other parties hereto and the Underwriter one or more Opinions of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the recipients thereof, as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

                                   ARTICLE IX

                          THE SECURITIES ADMINISTRATOR

     SECTION 9.1 Duties of the Securities Administrator.

     (a) The Securities Administrator shall perform such duties and only such duties that are specifically set forth in the this Agreement and the other Operative Agreements.

     (b) The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement and the Operative Agreements, shall examine them to determine whether they conform to the requirements of this Agreement and the Operative Agreements; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any resolution, certificate statement, opinion, report, document, order or other instrument furnished by the Servicer, the Seller, the Master Servicer or the Depositor. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Securities Administrator shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Securities Administrator will provide notice to the Noteholders. Notwithstanding the foregoing, the Securities Administrator shall have no obligation to reconcile, recompute or recalculate any remittances or reports of the Servicer or the Cap Provider, and the Securities Administrator may fully rely upon and shall have no liability with respect to information provided by the Servicer or the Cap Provider.

     (c) On each Payment Date, the Securities Administrator, as paying agent, shall make monthly payments and the final payment to the Noteholders as provided in Section 10.2 of this Agreement. On each Payment Date, the Securities Administrator shall make Payment Date Reports available as provided in Section 5.5.

     (d) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Securities Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Securities Administrator's opinion, no less favorable to the Issuing Entity than would be available from unaffiliated parties.

     (e) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Securities Administrator shall be subject to the same standard of care and have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to reimbursement and indemnification on behalf of the Issuing Entity from funds in the Payment Account for all losses, costs and expenses of any kind or nature (including without limitation attorneys' fees and disbursements) incurred by the Securities Administrator (including without limitation in its various capacities as Paying Agent, Certificate Paying Agent, Certificate Registrar and Note Registrar) in connection with the performance of its duties hereunder or under any other Operative Agreement.

     (f) The Securities Administrator, in its capacity as the Certificate Registrar (as defined in the Indenture), and upon a request received from the Owner Trustee, shall promptly notify the Certificateholder of (i) any change in the Corporate Trust Office of the Owner Trustee, (ii) any amendment to the Owner Trust Agreement requiring notice be given to the Certificateholder and (iii) any other notice required to be given to the Certificateholder by the Owner Trustee under the Owner Trust Agreement.

     SECTION 9.2 Records.

     The Securities Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuing Entity and the Depositor upon reasonable advance notice at any time during normal business hours.

     SECTION 9.3 Compensation.

     The compensation of the Securities Administrator shall be paid by the Master Servicer from its Master Servicing Fee.

     SECTION 9.4 Independence of the Securities Administrator.

     For all purposes of this Agreement, the Securities Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuing Entity, the Securities Administrator shall have no authority to act for or represent the Issuing Entity or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee.

     SECTION 9.5 No Joint Venture.

     Nothing contained in this Agreement (a) shall constitute the Securities Administrator, the Master Servicer, the Servicer, the Seller or the Depositor, respectively, and any of the Issuing Entity, the Indenture Trustee or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any joint liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     SECTION 9.6 Other Activities of Securities Administrator and the Depositor.

     Nothing herein shall prevent the Securities Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Securities Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity or the Owner Trustee.

     SECTION 9.7 Certain Matters Affecting the Securities Administrator.

     (a) The Securities Administrator may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

     (b) The Securities Administrator may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

     (c) The Securities Administrator shall not be under any obligation to exercise any of the powers vested in it by this Agreement and the Operative Agreements or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement and the Operative Agreements, unless such Noteholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

     (d) The Securities Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement and the Operative Agreements.

     (e) The Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Noteholders entitled to at least 25% of the Voting Interests; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator not reasonably assured to the Securities Administrator by such Noteholders, the Securities Administrator may require reasonable indemnity satisfactory to it against such expense, or liability from such Noteholders as a condition to taking any such action.

     (f) The Securities Administrator may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, attorneys or a custodian.

     (g) The Securities Administrator shall not be liable for any loss on any investment of funds pursuant to the Indenture or this Agreement (other than as issuer of the investment security).

     (h) The Securities Administrator shall not be deemed to have notice of any Indenture Event of Default, or Servicer Event of Default or Master Servicer Event of Default unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the Corporate Trust Office of the Securities Administrator, and such notice references the Notes and this Agreement. The Securities Administrator shall not have any responsibility or liability for any action or failure to act by the Master Servicer, the Servicer, or the Seller, nor shall the Securities Administrator be obligated to supervise or monitor the performance of the Master Servicer, Servicer, or the Seller hereunder or otherwise;

     (i) The rights, privileges, protections, immunities and benefits given to the Securities Administrator, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each Paying Agent, Note Registrar, the Certificate Registrar, the Certificate Paying Agent, agent, custodian and other Person employed to act hereunder;

     (j) The right of the Securities Administrator to perform any discretionary act enumerated in this Agreement and the Operative Agreements shall not be construed as a duty, and the Securities Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     (k) Notwithstanding anything in this Agreement to the contrary, in no event shall the Securities Administrator be liable to any Person for any act or omission of the Master Servicer, the Servicer, the Owner Trustee, the Indenture Trustee, the Cap Provider, the Seller or the Custodian.

     SECTION 9.8 Securities Administrator Not Liable for Notes or Mortgage
                 Loans.

     The recitals contained herein and in the Notes (other than the authentication and countersignature on the Notes) shall be taken as the statements of the Issuing Entity, and neither the Securities Administrator, the Paying Agent nor the Note Registrar assumes any responsibility for the correctness of the same. The Securities Administrator does not make any representation or warranty as to the validity or sufficiency of this Agreement, the Operative Agreements or of the Notes (other than the countersignature on the Notes) or of any Mortgage Loan or related document or of MERS or the MERS System. The Securities Administrator shall not be accountable for the use or application by the Depositor of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account by the Servicer. The Securities Administrator shall not have any duty
(a) to see to any recording, filing or depositing of this Agreement, the Operative Agreements or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing thereof, (b) to see to any insurance or (c) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund.

     SECTION 9.9 Securities Administrator May Own Notes.

     The Securities Administrator, in its individual capacity, or in any capacity other than as Securities Administrator hereunder, may become the owner or pledgee of any Notes with the same rights as it would have if it were not Securities Administrator, and may otherwise deal with the parties hereto.

     SECTION 9.10 Eligibility Requirements for the Securities Administrator.

     The Securities Administrator hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, and shall each have a combined capital and surplus of at least $50,000,000, a minimum long-term debt rating in the third highest rating category by each Rating Agency, a minimum short-term debt rating in the second highest rating category by a Rating Agency, and shall each be subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.10, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 9.11.

     SECTION 9.11 Resignation and Removal of the Securities Administrator.

     (a) The Securities Administrator (including the Securities Administrator as Paying Agent and as Note Registrar, as such terms are defined in the Indenture) may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Indenture Trustee, the Master Servicer, the Servicer and each Rating Agency. Upon receiving such notice of resignation of the Securities Administrator, the Depositor shall promptly appoint a successor Securities Administrator that meets the requirements in
Section 9.11, by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the resigning Securities Administrator and one copy to the successor Securities Administrator. If no successor Securities Administrator shall have been so appointed and having accepted appointment within 60 days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

     (b) If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.11 or if at any time the Securities Administrator shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Securities Administrator (including the Securities Administrator as Paying Agent and as Note Registrar, as such terms are defined in the Indenture). If the Depositor removes the Securities Administrator under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Securities Administrator that meets the requirements of Section 9.11, by written instrument, in duplicate, one copy of which instrument shall be delivered to the successor Securities Administrator and one copy to each of the Master Servicer and the Servicer.

     (c) The Noteholders entitled to at least 51% of the Voting Interests may at any time remove the Securities Administrator (including the Securities Administrator as Paying Agent and as Note Registrar, as such terms are defined in the Indenture) and appoint a successor Securities Administrator by written instrument or instruments signed by such Noteholders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Noteholders, the Securities Administrator and the Master Servicer and the Servicer by the Depositor.

     SECTION 9.12 Successor Securities Administrator.

     (a) Any successor Securities Administrator appointed as provided in Section
9.11 shall execute, acknowledge and deliver to the Depositor, the Issuing Entity, the Indenture Trustee, the Servicer, the Master Servicer and to its predecessor Securities Administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective, and such successor Securities Administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Securities Administrator. The Depositor, the Issuing Entity, the Indenture Trustee, the Servicer, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Securities Administrator, all such rights, powers, duties and obligations.

     (b) No successor Securities Administrator shall accept appointment as provided in this Section 9.12 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of
Section 9.10, and the appointment of such successor Securities Administrator shall not result in a downgrading of the Classes of Notes rated by any Rating Agency, as evidenced by a letter from each Rating Agency.

     (c) Upon acceptance of appointment by a successor Securities Administrator as provided in this Section 9.12, the successor Securities Administrator shall mail notice of such appointment hereunder to all Holders of Notes at their addresses as shown in the Note Register and to the Rating Agencies.

     SECTION 9.13 Merger or Consolidation of Securities Administrator.

     Any corporation or association into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or association succeeding to the business of the Securities Administrator shall be the successor of the Securities Administrator hereunder, provided such corporation or association shall be eligible under the provisions of Section 9.10, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 9.14 Limitation of Liability.

     (a) No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) The duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement and the Operative Agreements; the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, the Owner Trust Agreement or the Indenture; no implied covenants or obligations shall be read into this Agreement or the Operative Agreements against the Securities Administrator and, in the absence of bad faith on the part of the Securities Administrator, the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator that conform to the requirements of this Agreement and the Operative Agreements, as applicable;

          (ii) The Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Securities Administrator unless it shall be proved that the Securities Administrator was negligent in ascertaining or investigating the facts related thereto;

          (iii) The Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or at the direction of Noteholder as provided herein relating to the time, method and place of conducting any remedy pursuant to this Agreement and the Operative Agreements, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement and the Operative Agreements; and

          (iv) The Securities Administrator shall not be required to expend or risk its own funds or otherwise incur financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Agreement or the Operative Documents shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement and the Operative Agreements.

     SECTION 9.15 Opinion.

     On or before the Closing Date, the Securities Administrator shall cause to be delivered to other parties hereto and the Underwriters one or more Opinions of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the recipients thereof, as to the due authorization, execution and delivery of this Agreement by the Securities Administrator and the enforceability thereof.

                                    ARTICLE X

                    PAYMENTS TO NOTEHOLDERS; INDEMNIFICATION

     SECTION 10.1 The Payment Account.

     (a) The Securities Administrator shall establish and maintain one or more accounts (the "PAYMENT ACCOUNT"), designated "Payment Account of [ - ], as Securities Administrator, f/b/o Luminent Mortgage Trust 200_-_." The Payment Account shall be established as an Eligible Account. All funds required to be deposited in the Payment Account shall be held in trust for the Indenture Trustee until withdrawn in accordance with Section 10.2. The Securities Administrator shall segregate and hold all funds collected and received pursuant to Section 4.24 separate and apart from any of its own funds and general assets. Within five Business Days following any request of the Indenture Trustee, the Securities Administrator shall provide the Indenture Trustee with written confirmation of the existence of such Payment Account.

     (b) Funds on deposit in the Payment Account may be invested at the direction of the Master Servicer, but only in Eligible Investments selected by the Master Servicer, which Eligible Investments shall mature not later than the Payment Date next following the date of such investment. All income and gain realized from any such investment shall be for the benefit of the Master Servicer. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as such losses are realized.

     (c) The Payment Account shall initially be maintained at [Name of Securities Administrator]. If an existing Payment Account ceases to be an Eligible Account, the Securities Administrator shall establish a new Payment Account that is an Eligible Account within ten days and transfer all funds and investment property on deposit in such existing Payment Account into such new Payment Account. The Securities Administrator shall give to the Master Servicer and the Indenture Trustee prior written notice of the name and address of any other depository institution at which the Payment Account is maintained and the account number of such Payment Account.

     (d) The Securities Administrator promptly shall deposit or cause to be deposited into the Payment Account all amounts remitted to it by the Servicer pursuant to Section 4.24 and the Cap Payments remitted to it by the Cap Provider. On each Payment Date, the entire amount on deposit in the Payment Account (subject to permitted withdrawals) shall be applied to make the required payment of principal and/or interest on each class of Notes and to make any required distributions on the Certificate.

     (e) The Securities Administrator shall make withdrawals from the Payment Account only for the purposes set forth in Section 10.2 and for the following purposes:

          (i) to withdraw amounts deposited in the Payment Account in error;

          (ii) to make payments pursuant to Section 10.2 and the terms of the Indenture and the Owner Trust Agreement;

          (iii) to reimburse the Master Servicer or the Servicer, as applicable, for Monthly Advances or Servicing Advances made by any such party, such right to reimbursement pursuant to this subclause (iii) being limited to amounts received on or in respect of a particular Mortgage Loan (including, for this purpose, Liquidation Proceeds and amounts representing Insurance Proceeds with respect to the property subject to the related Mortgage) which represent late recoveries (net of the applicable Servicing Fee) of payments of principal or interest respecting which any such Advance was made, it being understood, in the case of any such reimbursement, that the Master Servicer's or Servicer's right thereto shall be prior to the rights of the Noteholders and the Certificateholder;

          (iv) to reimburse the Master Servicer or the Servicer following a final liquidation of a Mortgage Loan for any previously unreimbursed Monthly Advances made by any such party (A) that such party determines in good faith will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan and/or
     (B) to the extent that such unreimbursed Monthly Advances exceed the related Liquidation Proceeds or Insurance Proceeds, it being understood, in the case of each such reimbursement, that the Master Servicer's or Servicer's right thereto shall be prior to the rights of the Noteholders and the Certificateholder;

          (v) to reimburse the Master Servicer or the Servicer from Liquidation Proceeds for amounts expended by it in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Mortgage Rate less the applicable Servicing Fee Rate for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself or the Servicer out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that such Master Servicer's or Servicer's right thereto shall be prior to the rights of the Noteholders and the Certificateholder;

          (vi) to pay to the Seller or Servicer, as applicable, with respect to each Mortgage Loan or REO Property acquired in respect thereof that has been purchased pursuant to this Agreement, all amounts received thereon and not remitted on the date on which the related purchase was effected, and to pay to the applicable party any Monthly

     Advances and Servicing Advances to the extent specified in the definition of Repurchase Price;

          (vii) to the extent not paid by the Servicer, to pay any insurance premium with respect to a Mortgage Loan;

          (viii) to pay to the Master Servicer income earned on the investment of funds on deposit in the Payment Account;

          (ix) on or immediately prior to each Payment Date to pay to the Master Servicer the Master Servicing Fee;

          (x) to make payment of expenses and indemnities to itself, the Master Servicer, the Servicer, the Owner Trustee or the Indenture Trustee pursuant to any provision of this Agreement or the Indenture;

          (xi) to make payment to the Owner Trustee of the Owner Trustee Fee;

          (xii) to reimburse a successor master servicer (solely in its capacity as successor master servicer), for any fee or advance occasioned by a termination of the Master Servicer, and the assumption of such duties by the Indenture Trustee or a successor master servicer appointed by the Indenture Trustee pursuant to Section 8.9, in each case to the extent not reimbursed by the terminated Master Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the Master Servicer or the Indenture Trustee thereto shall be prior to the rights of the Noteholders and the Certificateholder; and

          (xiii) to clear and terminate the Payment Account pursuant to Article XI.

     In connection with withdrawals pursuant to subclauses (iii), (iv), (v) and
(vi) above, the Master Servicer's or the Servicer's or such other Person's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan. The Securities Administrator shall therefore keep and maintain a separate accounting for each Mortgage Loan for the purpose of justifying any withdrawal from the Payment Account it maintains pursuant to such subclauses.

     SECTION 10.2 Payments from the Payment Account.

     (a) On each Payment Date, the Securities Administrator (or the Paying Agent on behalf of the Securities Administrator) shall withdraw amounts on deposit in the Payment Account and pay such amounts as specified in the remainder of this
Section 10.2.

     (b) On each Payment Date, other than a date on which an Indenture Event of Default has occurred and is continuing, the Securities Administrator (or the Paying Agent on behalf of the Securities Administrator) will pay the following amounts, in the following order of priority, from Available Funds, based solely on the information from the Servicer Report:

          (i) Interest Proceeds will be paid in the following order of priority:

               (A) From the Interest Proceeds:

                    (1) To pay the Master Servicing Fee and any indemnities and expenses due and payable to the Servicer, the Master Servicer, the Securities Administrator, the Owner Trustee, the Indenture Trustee and the Custodian;

                    (2) To pay concurrently to each class of Class A Notes, pro rata based upon the entitlement of each such class, its Current Interest.

               (B) To pay, from any remaining Interest Proceeds, sequentially to each class of Class M Notes in numeric order, its Current Interest.

          (ii) Principal Proceeds will be paid in the following order of priority:

               (A) On any Payment Date prior to the Stepdown Date or if a Trigger Event is in effect, the Principal Payment Amount will be paid:

                    (1) To pay the Principal Payment Amount sequentially to the
               Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, in each case until their respective Class Principal Amounts have been reduced to zero; and

                    (2) To pay sequentially the balance of the Principal Payment
               Amount to each class of the Class M Notes in numeric order until the Adjusted Class Principal Amount of each such class has been reduced to zero.

               (B) On any Payment Date on or after the Stepdown Date and if a Trigger Event is not in effect, the Principal Payment Amount will be paid:

                    (1) To pay the lesser of the Principal Payment Amount and
               the Senior Principal Payment Amount to the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, in each case until their respective Class Principal Amounts have been reduced to zero; and

                    (2) To pay to each of the Class M Notes sequentially their respective Principal Payment Amounts until the Adjusted Class Principal Amount of each such class has been reduced to zero.

          (iii) Excess Cash flow will be paid in the following order of priority:

               (A) To pay to each of the Class A Notes, pro rata based upon the entitlement of each such class, any remaining unpaid Current Interest;

               (B) To pay the Overcollateralization Deficiency Amount as principal on the Offered Notes, payable in accordance with the payment of Principal Proceeds as set forth in clause (ii) above;

               (C) To pay sequentially to each class of Class M Notes in numeric order, any remaining unpaid Current Interest;

               (D) If any Class Impairment Amount exists, sequentially to each class of Class M Notes in numeric order, to pay principal with respect to such class of Notes in reduction of its Class Principal Amount an amount equal to the Class Impairment Amount for such class;

               (E) To pay any Basis Risk Shortfall payable to each class of Offered Notes, pro rata based upon the entitlement of such class;

               (F) To pay any Deferred Interest sequentially to each class of Class M Notes in numeric order;

               (G) To pay any Deferred Interest Basis Risk Shortfall sequentially to each class of Class M Notes in numeric order;

               (H) To pay to the Class N Notes, its Interest Payment Amount for such Payment Date, and thereafter, the Class N Principal Payment Amount for such Payment Date; and

               (I) To pay any remaining Excess Cash flow to the Certificate.

     (c) On the Optional Termination Date, the Securities Administrator (or the Paying Agent on behalf of the Securities Administrator) shall pay to each class of Notes the related Redemption Price therefor.

     (d) If the Indenture Trustee collects any money in relation to an Indenture Event of Default pursuant to Article V of the Indenture, the Indenture Trustee shall remit such funds to the Securities Administrator, which shall pay out the money in the following order:

          (i) first: to the Indenture Trustee, for costs or expenses, including reasonable out-of-pocket attorneys' fees, incurred by it in connection with the enforcement of the remedies provided for in this Agreement and for any other unpaid amounts due to the Indenture Trustee hereunder, to the Securities Administrator for any amounts due and owing to it, to the Master Servicer for any amounts due and owing to it under this Agreement and the other Operative Agreements, and to the Owner Trustee, to the extent of any fees and expenses due and owing to it (including pursuant to Section of the Owner Trust Agreement) and for any other unpaid amounts due to the Owner Trustee, to the extent of any fees and expenses due and owing to it;

          (ii) second: to the Servicer for any fees then due and unpaid and any unreimbursed Advances;

          (iii) third: to the Notes, all accrued and unpaid interest thereon (including Deferred Interest, Basis Risk Shortfalls and Deferred Interest Basis Risk Shortfalls) and amounts in respect of the Class Principal Amount according to the priorities set forth in

     Section 10.2 of this Agreement; provided, however, that accrued and unpaid interest shall be paid to each class of Offered Notes before any payments in respect of principal; and

          (iv) fourth: to the Owner Trustee or its Paying Agent for any amounts to be distributed to the Certificateholder.

     The Securities Administrator may fix a record date and payment date for any payment to Noteholders pursuant to this Section 10.2(b)(i). At least 15 days before such record date, the Securities Administrator shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

     (e) On each Payment Date, the Securities Administrator (or the Paying Agent on behalf of the Securities Administrator) shall apply any Cap Payment as Interest Proceeds pursuant to Section 10.2(b)(i).

     (f) On each Payment Date, the Securities Administrator (or the Paying Agent on behalf of the Securities Administrator) shall apply any Prepayment Premiums received by it on the Mortgage Loans with respect to such Payment Date to the payment of interest and principal on the Class N Notes and, if the Class Principal Amount of the Class N Notes has been reduced to zero, to the Certificate.

     (g) If additional amounts are recovered in any calendar month with respect to a Mortgage Loan following Liquidation and the determination of the amount of Realized Losses with respect thereto, (i) such recovery shall be part of the Principal Proceeds for the applicable Mortgage Loan Group on the following Payment Date, and (ii) the Class Impairment Amount, if any, of the most senior Class M Note with a Class Impairment Amount, shall be reduced by the amount of such recovery.

     SECTION 10.3 Indemnification.

     (a) The Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee, and any director, officer, employee or agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator or the Indenture Trustee, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Notes or any other unanticipated or extraordinary expense, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence (or gross negligence in the case of the Depositor) in the performance of such Person's duties hereunder or by reason of reckless disregard of such Person's obligations and duties hereunder. None of the Depositor, the Servicer, the Master Servicer or the Securities Administrator shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that each of the Depositor, the Servicer, the Master Servicer and the Securities Administrator may in its respective sole discretion undertake any such claim that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Indenture Trustee and the Noteholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Servicer, the Master Servicer and the Securities Administrator shall be entitled to be reimbursed therefor out of the Payment Account.

     (b) The Securities Administrator and its officers, directors, employees and agents will be entitled to recover from the Trust Fund from amounts held in the Payment Account, and shall be indemnified from the Trust Fund for, all reasonable out-of-pocket expenses, disbursements, and advances, including costs of collection, upon any Indenture Event of Default, any breach of this Agreement and the Operative Agreements or any loss, liability, expense, claim or legal action (including any pending or threatened claim or legal action) incurred or made by any of them in the performance of their duties under this Agreement and the Operative Agreements (including the reasonable compensation, expenses and disbursements of its counsel), except any such expense, loss, liability, disbursement or advance as may arise from its negligence or intentional misconduct. If funds in the Payment Account are insufficient therefor, the Securities Administrator shall recover such expenses from future funds deposited in the Payment Account. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a Securities Administrator of an express trust. Such obligations shall survive the termination of this Agreement and the Operative Agreements and the removal or resignation of the Securities Administrator.

                                   ARTICLE XI

                                   TERMINATION

     SECTION 11.1 Termination.

     The respective obligations and responsibilities of the Master Servicer, the Securities Administrator, the Depositor, the Issuing Entity, the Servicer, the Seller and the Indenture Trustee created hereby (other than obligations expressly stated to survive the termination of the Issuing Entity) shall terminate on the date (the "TERMINATION DATE") which is the earlier to occur of:

          (i) the day after the day on which the Notes are paid in full (including payment pursuant to Section 11.2 below); and

          (ii) the date that is 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     SECTION 11.2 Optional Termination; Clean-up Call.

     (a) On any Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 20% of the Cut-off Date Balance, the Certificateholder shall have the option to purchase the Mortgage Loans, any REO Property and any other property remaining in the Issuing Entity for a price equal to or greater than the Redemption Price. The Master Servicer and the Servicer will be reimbursed from the Redemption Price for any outstanding Monthly Advances, Servicing Advances, unpaid Servicing Fees and other amounts not previously reimbursed pursuant to the provisions of this Agreement, as applicable, and the Securities Administrator, the Owner Trustee and the Indenture Trustee shall be reimbursed for any previously unreimbursed amounts for which they are entitled to be reimbursed pursuant to this Agreement and any other Operative Agreement, the Indenture or the Owner Trust Agreement, as applicable. If such option is exercised, the Issuing Entity will be terminated resulting in a mandatory redemption of the Notes. The Certificateholder shall deliver written notice of its intention to exercise such option to the Issuing Entity, the Depositor, the Securities Administrator, the Indenture Trustee and the Master Servicer not less than 30 days prior to the applicable Payment Date.

     In connection with such purchase, the Certificateholder shall cause the Servicer to remit to the Securities Administrator all amounts then on deposit in the Custodial Account in respect of the related Servicer Remittance Amount for deposit to the Payment Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (b) On the Payment Date following the month in which the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period is less than 10% of the Cut-off Date Balance, and if the Certificateholder has not exercised its option in accordance with Section 11.2(a), the Servicer shall have the option to purchase the Mortgage Loans, any REO Property and any other property remaining in the Issuing Entity for a price equal to the greater of (a) 100% of the aggregate Class Principal Amount of the Notes, plus unpaid interest (including any Deferred Interest, Basis Risk Shortfall and Deferred Interest Basis Risk Shortfall) through the day before the final Payment Date and any unpaid administrative expenses of the Issuing Entity and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period plus any Principal Proceeds and Interest Proceeds collected during the current Due Period, the amount of any unpaid Advances and any unpaid administrative expenses of the Issuing Entity. If the Servicer exercises such option, it shall comply with all of the provisions of Sections 11.2 and 11.3 that would have been applicable to the Certificateholder had the Certificateholder exercised its option pursuant to Section 11.2(a). The Servicer shall deliver written notice of its intention to exercise such option to the Issuing Entity, the Depositor, the Securities Administrator, the Indenture Trustee and the Master Servicer not less than 30 days prior to the applicable Payment Date.

     (c) Promptly following any such purchase pursuant to paragraphs (a) or (b) of this Section, the Custodian shall release the Mortgage Files to the purchaser of such Mortgage Loans pursuant to this Section 11.2, or otherwise upon its order.

     SECTION 11.3 Certain Notices upon Final Payment.

     The Securities Administrator shall give the Issuing Entity, the Indenture Trustee, the Owner Trustee, each Rating Agency, each Noteholder, the Certificateholder and the Depositor at least 10 days prior written notice of the date on which the Issuing Entity is expected to terminate in accordance with
Section 11.1, or the date on which the Notes will be redeemed in accordance with
Section 11.2. Not later than the fifth Business Day in the Due Period in which the final payment in respect to the Notes is payable to the Noteholders, the Securities Administrator shall mail to the Noteholders a notice specifying the procedures with respect to such final payment. The Securities Administrator on behalf of the Indenture Trustee shall give a copy of such notice to each Rating Agency at the time such notice is given to the Noteholders. Following the final payment thereon, such Notes shall become void, no longer outstanding and no longer evidence any right or interest in the Mortgage Loans, the Mortgage Files or any proceeds of the foregoing Amendment.

                                   ARTICLE XII

                                    AMENDMENT

     SECTION 12.1 Without Consent of the Noteholders.

     (a) This Agreement may be amended from time to time by the parties hereto and the Certificateholder, without notice to or the consent of any of the
Noteholders:

          (i) to cure any ambiguity;

          (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Notes or the Certificate, the Issuing Entity or this Agreement in any Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or in any other Operative Agreement, to make any other provisions with respect to matters or questions arising under this Agreement;

          (iii) to make any other provision with respect to matters or questions arising under this Agreement or;

          (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code or ERISA and applicable regulations.

     (b) No such amendment shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel (which shall be at the expense of the party requesting such amendment) acceptable to the holder of the Certificate stating that as a result of such amendment (i) the Issuing Entity will not be subject to United States federal income tax at the entity level and (ii) the Notes, other than the Retained Notes, if any, will not lose their status as debt for United States federal income tax purposes; nor shall such amendment effected pursuant to Section 12.1(a)(iii) above adversely affect in any material respect the interests of any Noteholder, nor shall such amendment be made with respect to Section 10.2(b) or the corresponding definitions used therein. Prior to entering into any amendment without the consent of the Noteholders pursuant to this paragraph, the Indenture Trustee and the Securities Administrator may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Noteholder, if the Indenture Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to downgrade, withdraw or qualify the then current rating assigned to the Notes.

     SECTION 12.2 With Consent.

     This Agreement may also be amended from time to time by the parties hereto, with the consent of the Noteholders representing 66-2/3% of the Voting Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Notes; provided, however, that no such amendment may, without the consent of each of the Noteholders of the affected class of Notes,
(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be made on any class of Notes, without the consent of the Noteholders of such Class or (ii) reduce the aforesaid percentages of Class Principal Amount of Notes. No such amendment may be made with respect to Section 10.2(b) or the corresponding definitions used therein without 100% of the Voting Interests.

     Without the consent of Noteholders representing 100% of the Voting Interests and the holder of the certificate, no amendment shall be entered under this section 12.2 unless the Indenture Trustee shall have received an Opinion of Counsel (which shall be at the expense of the party requesting such amendment and shall not be at the expense of the Trust Fund) acceptable to the holder of the Certificate stating that as a result of such amendment (i) the Issuing Entity will not be subject to United States federal income tax at the entity level and (ii) the Notes, other than the Retained Notes, if any, will not lose their status as debt for United States federal income tax purposes.

     SECTION 12.3 Procedure and Notice.

     (a) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Noteholder, the Depositor and to each Rating Agency.

     (b) It shall not be necessary for the consent of the Noteholders under this
Section 12.3 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe..

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

     SECTION 13.1 Binding Nature of Agreement.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 13.2 Entire Agreement.

     This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     SECTION 13.3 Acts of the Noteholders.

     Except as otherwise specifically provided herein, whenever action, consent or approval by a Noteholder is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if Noteholders representing 66-2/3% of the Voting Interests agree to take such action or give such consent or approval.

     SECTION 13.4 Recordation of Agreement.

     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor on direction and at the expense of the Noteholders of not less than 66-2/3% of the of the Class Principal Amount of the Notes and of the Certificateholder requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders, or is necessary for the administration or servicing of the Mortgage Loans.

     SECTION 13.5 Governing Law.

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without reference to its conflict of laws rules (other than Section 5-1401 of the General Obligations Law, which the parties hereto expressly rely upon in the choice of such law as the governing law hereunder) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 13.6 Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows or delivered by facsimile (or such other address as may hereafter be furnished to the other party by like notice):

          (i)   if to the Seller:

                Mercury Mortgage Finance Statutory Trust,
                101 California Street
                San Francisco, California 94111
                Attention: Christopher J. Zyda
                Telephone: (415) 217-4500
                Facsimile: ______________
                with a copy to:

                Attention:
                Telephone: () -
                Facsimile: () -

          (ii)  if to the Servicer:
                _____________________________
                _____________________________
                Attn: _______________________
                _____________________________
                Telephone: __________________
                Facsimile: __________________

          (iii) if to the Master Servicer or the Securities Administrator:
                _____________________________
                _____________________________
                _____________________________
                Attn: _______________________
                Telephone: __________________
                Facsimile: __________________

          (iv)  if to the Indenture Trustee:
                _____________________________
                _____________________________
                _____________________________
                Attn: _______________________
                Telephone: __________________
                Facsimile: __________________


          (v)   if to the Depositor:

                Lares Asset Securitization, Inc.

                Attention:
                Telephone: () -
                Facsimile: () -
               with a copy to:

               One Commerce Square
               2005 Market Street
               Philadephia, PA 19103
               Attention: Megan L. Mahoney
               Telephone: (215) 564-5925
               Facsimile: (215) 564-5990

          (vi) if to the Issuing Entity:

               Luminent Mortgage Trust 200_-_
               c/o Proserpine LLC
               One Commerce Square
               2005 Market Street, 21st Floor
               Philadephia, PA 19103
               Attention: Megan L. Mahoney
               Telephone: (215) 564-5925
               Facsimile: (215) 564-5990

     All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 13.6.

     SECTION 13.7 Notice to Rating Agencies.

     (a) The Seller shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 12.3;

          (ii) the making of a final payment hereunder.

     (b) All notices to the Rating Agencies provided for by this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

               if to Moody's:

               Moody's Investors Service, Inc.
               99 Church Street
               New York, New York 10004
               Facsimile: (212) 553-4392

               if to S&P:

               Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc.
               55 Water Street
               New York, New York 10041
               Facsimile: (212) 438-2661

     The Securities Administrator shall make available to the Rating Agencies each Payment Date Report prepared pursuant to Section 5.5.

     SECTION 13.8 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or of the Certificate or the rights of the Noteholders or the Certificateholder.

     SECTION 13.9 Indulgences; No Waivers.

     Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     SECTION 13.10 Headings Not To Affect Interpretation.

     The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     SECTION 13.11 Benefits of Agreement.

     Nothing in this Agreement or in the Notes or the Certificate, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Noteholders and the Certificateholder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be an express third-party beneficiary of this Agreement.

     SECTION 13.12 Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     SECTION 13.13 Execution by the Issuing Entity; Closing Certifications.

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuing Entity, in the exercise of the powers and authority conferred and vested in it as trustee,
(b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other document.

     The Depositor may make any certifications of the Issuing Entity and required under the Indenture on and as of the Closing Date in connection with the issuance of the Notes.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                        LUMINENT MORTGAGE TRUST 200_-_, as
                                        Issuing Entity


                                        By: [_], not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        LARES ASSET SECURITIZATION, INC., as
                                        Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        [_],
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ---------------------------------------,
                                        as Securities Administrator and
                                        Master Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                       [TRANSFER AND SERVICING AGREEMENT]

                                        MERCURY MORTGAGE FINANCE STATUTORY
                                        TRUST, as Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ---------------------------------------,
                                        as Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                       [TRANSFER AND SERVICING AGREEMENT]

                                    EXHIBIT A

                  INFORMATION FIELDS FOR MORTGAGE LOAN SCHEDULE

     Each Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

1.   the Loan identification number;

2.   the applicable Cut-off Date;

3.   the zip code of the Mortgaged Property;

4. a code indicating whether the Mortgaged Property is a single family residence, duplex, three to four-family residence, planned unit development or condominium;

5.   the current Mortgage Rate;

6.   the current Scheduled Monthly Payment;

7.   the original term to maturity;

8.   the scheduled maturity date;

9. the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

10.  the Original Loan-to-Value Ratio;66

11.  the credit score of the Mortgagor at the time of origination;

12. a code indicating the credit grade and specific loan/underwriting program of each Mortgage Loan as assigned by the Issuing Entity;

13. the date on which the first Scheduled Monthly Payment was due and the applicable Due Date;

14.  the date on which the next payment is due;

15.  the documentation level (full, alternative, limited, etc.);

16.  loan purpose (i.e., purchase, rate/term refinancing, cash-out refinancing);

17. a code indicating whether the Mortgaged Property is owner-occupied, non-owner occupied property, or a second home;

18.  a code indicating the product type (e.g., 2/28, 3/27, 15 year fixed, etc.);

19. a code indicating whether the Mortgage Loan is subject to a Prepayment Premium;

20.  the term of any Prepayment Premium;

21.  the type and amount of any Prepayment Premium;

22.  with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

23.  with respect to each Adjustable Rate Mortgage Loan, the next Adjustment
     Date;

24. with respect to each Adjustable Rate Mortgage Loan, the lifetime maximum Mortgage Interest Rate;

25. with respect to each Adjustable Rate Mortgage Loan, the lifetime minimum Mortgage Interest Rate;

26. with respect to each Adjustable Rate Mortgage Loan, the periodic Mortgage Interest Rate cap;

27.  with respect to each Adjustable Rate Mortgage Loan, the Index;

28. a code indicating whether the Mortgage Loan is an adjustable rate or fixed rate mortgage loan;

29.  a code indicating whether the Mortgage Loan is a balloon loan; and

30. a code indicating whether the Mortgage Loan is a "high cost" (or similarly classified) loan under applicable federal, state and local laws.

     With respect to the Mortgage Loans in the aggregate in the related Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

1.   the number of Mortgage Loans;

2.   the current aggregate outstanding principal balance of the Mortgage Loans;

3.   the current weighted average Mortgage Interest Rate of the Mortgage Loans;
     and

4.   the weighted average months to maturity of the Mortgage Loans.

                                    EXHIBIT B

                         CONTENTS OF EACH MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items delivered to the Custodian, portions of which may be held by the Servicer in the Servicing File:

     (a)

          (i) The original Mortgage Note endorsed in blank or "Pay to the order of ___________________________, as indenture trustee (the "INDENTURE TRUSTEE") under the Transfer and Servicing Agreement, dated as of ____________________1, 200_, by and among Lares Asset Securitization, Inc., as Depositor, the Indenture Trustee, __________________, as Securities Administrator and Master Servicer, Luminent Mortgage Trust 200_-_, as Issuing Entity, _____________________, as Servicer, and , as Seller relating to Luminent Mortgage Trust 200_-_ Mortgage-Backed Securities, without recourse" and signed in the name of the Seller by an Authorized Officer (provided, in the event that the Mortgage Loan was acquired by the Seller in a merger, the signature must be in the following form: "[Seller], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the signature must be in the following form: "[Seller], formerly known as [previous name]"). The Mortgage Note must contain all necessary intervening endorsements showing a complete chain of endorsement from the originator (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as the holder of the Mortgage Note or assignee thereof, in and to that Mortgage Note); or

          With respect to no more than 1% of the Cut-off Date Balance, a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit, providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing.

          (ii) The original of any guarantee executed in connection with the Mortgage Note (if any).

          (iii) The original Mortgage, with evidence of recording thereon, except as follows: If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (a) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (b) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

          (iv) The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or, if the original of any such agreement with evidence of recording thereon has not been returned by the public recording office where such agreement has been delivered for recordation or such agreement has been lost or such public recording office retains the original recorded agreement, a photocopy of such agreement, certified by the Seller or its agent to be a true and correct copy of the agreement delivered to the appropriate public recording office for recordation. The original recorded agreement or, in the case of a agreement where a public recording office retains the original recorded agreement or in the case where an agreement is lost after recordation in a public recording office, a copy of such agreement certified by such public recording office to be a true and complete copy of the original recorded agreement, will be promptly delivered to the Custodian upon receipt thereof by the Seller.

          (v) The original Assignment of Mortgage, in blank, for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be made by "[Seller], formerly know as [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county. If the related Mortgage has been recorded in the name of MERS or its designee, no Assignment of Mortgage will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Custodian to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          (vi) For any Mortgage Loan not recorded in the name of MERS, originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such intervening assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of Mortgage or a copy of such intervening assignment of Mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment of Mortgage or in the case where an intervening assignment of Mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of Mortgage certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of Mortgage.

          (vii) The original private mortgage insurance policy where required pursuant to the Agreement.

          (viii) The original mortgagee policy of title insurance in the form required by the Agreement or, if the original lender's title insurance policy has not been issued, the preliminary report or irrevocable binder or commitment to issue the same.

          (ix) Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

          (x) For each Mortgage Loan which is secured by a residential long-term lease, if any, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation.

     (b) With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent required in the Underwriting
Guidelines:

          (i) The original hazard insurance policy and, if required by law, flood insurance policy.

          (ii) Fully executed residential loan application.

          (iii) Fully executed Mortgage Loan closing statement (i.e, a Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

          (iv) Verification of employment and income (if required pursuant to the Underwriting Guidelines).

          (v) Verification of acceptable evidence of source and amount of down payment.

          (vi) Credit report on the Mortgagor.

          (vii) Residential appraisal report.

          (viii) Photograph of the Mortgaged Property.

          (ix) Survey of the Mortgaged Property, if required by the title company or applicable law.

          (x) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy (i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.).

          (xi) All fully executed required disclosure statements required by state and federal law.

          (xii) If applicable, termite report, structural engineer's report, water potability and septic certification.

          (xiii) Sales contract, if applicable.

          (xiv) Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

          (xv) Amortization schedule, if available.

          (xvi) Payment history for any Mortgage Loan that has been closed for more than 90 days.

          (xvii) Fully executed power of attorney, if applicable.

     In the event of a delay by the public recording office in returning any recorded document, the Seller shall deliver to the Custodian, within 180 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Seller shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested form the Custodian, which consent shall not be unreasonably withheld.

                                    EXHIBIT C

                           FORM OF REQUEST FOR RELEASE

[Name of Custodian]
[Address of Custodian]

In connection with the administration of the mortgages held by you as Custodian under that certain Custodial Agreement, dated as of ________________ (the "CUSTODIAL AGREEMENT"), among ________________, as custodian (the "CUSTODIAN"), Luminent Mortgage Trust 200_-_, as Depositor (the "DEPOSITOR"), and ________________, as the trustee (the "TRUSTEE"), the [Master Servicer] [Servicer] hereby requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

     Mortgagor's Name:

     Address:

     Loan No.:

     Reason for requesting file:

1. Mortgage Loan paid in full. The [Master Servicer] [Servicer] hereby certifies that all amounts received in connection with the loan have been credited to the [Custodial Account] [Payment Account] pursuant to the Transfer and Servicing Agreement.

2. Mortgage Loan foreclosed. The [Master Servicer] [Servicer] hereby certifies that the above reference Mortgage Loan is or will be subject to a foreclosure proceeding in accordance with the Transfer and Servicing Agreement.

3. Mortgage Loan substituted. The [Master Servicer] [Servicer] hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Transfer and Servicing Agreement.

4. Mortgage Loan repurchased. The [Master Servicer] [Servicer] hereby certifies that the Repurchase Amount has been credited to the Payment Account pursuant to the Transfer and Servicing Agreement.

5. Other. [_]

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Transfer and Servicing Agreement and will be returned to you within ten (10) days of our receipt of such Mortgage File, except if the Mortgage Loan has been paid in full, repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Custodial Agreement.

                                        [_],

                                        as [Master Servicer] [Servicer]


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT D

                        FORM OF REALIZED LOSSES AND GAINS

The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

13.    THE TOTAL OF LINES 1 THOUGH 12

Credits:

14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

22.    The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds

Total Realized Loss (or Amount of Any Gain)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

--------------------------------------------------------------------------------

                 (C) Copyright Wells Fargo Bank, Corporate Trust Services

                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: ________________                              Date: _______________
Phone: ______________________   Email Address:_____________________

Servicer Loan No. ________   Servicer Name _________   Servicer Address ________

WELLS FARGO BANK, N.A. Loan No._____________________________
Borrower's Name:________________________________________________________
Property Address:_______________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan        $______________(1)
(2)  Interest accrued at Net Rate                             ______________(2)
(3)  Accrued Servicing Fees                                   ______________(3)
(4)  Attorney's Fees                                          ______________(4)
(5)  Taxes                                                    ______________(5)
(6)  Property Maintenance                                     ______________(6)
(7)  MI/Hazard Insurance Premiums                             ______________(7)
(8)  Utility Expenses                                         ______________(8)
(9)  Appraisal/BPO                                            ______________(9)
(10) Property Inspections                                     ______________(10)
(11) FC Costs/Other Legal Expenses                            ______________(11)
(12) Other (itemize)                                         $______________(12)
        Cash for Keys__________________________               ______________
        HOA/Condo Fees_________________________               ______________
        _______________________________________               ______________
        _______________________________________               ______________
        TOTAL EXPENSES                                       $______________(13)

CREDITS:
(14) Escrow Balance                                          $______________(14)
(15) HIP Refund                                               ______________(15)
(16) Rental Receipts                                          ______________(16)
(17) Hazard Loss Proceeds                                     ______________(17)
(18) Primary Mortgage Insurance Proceeds                      ______________(18)
(19) Pool Insurance Proceeds                                  ______________(19)
(20) Proceeds from Sale of Acquired Property                  ______________(20)
(21) Other (itemize)                                          ______________(21)
     __________________________________________               ______________
     __________________________________________               ______________
     TOTAL CREDITS                                           $______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                      $______________(23)

   PLEASE BE ADVISED THAT FAILURE TO COMPLY WITH ANY OR ALL OF THE GUIDELINES
         ENTAILED HEREIN MAY RESULT IN ISSUANCE OF LATE REPORTING FEES.
            (C) Copyright Wells Fargo Bank, Corporate Trust Services
        Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

                                    EXHIBIT E

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

                                    EXHIBIT F

                           CREDIT REPORTING PROCEDURE

"Full-file" reporting requires that the Servicer submit a monthly report to each of the credit repositories to describe the exact status for each Mortgage Loan.(1) The status reported generally should be the one in effect as of the last business day of each month.

The Servicer may, however, use a slightly later cut-off date -- for example, at the and of the first week of a month -- to assure that payment corrections, returned checks, and other adjustments related to the previous month's activity can be appropriately reflected in their report for that month. Statuses that must be reported for any given mortgage include the following: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, and charged-off. (The credit repositories will provide the applicable codes for reporting these statuses to them.) A listing of each of the major repositories to which "full-file" status reports must be sent is attached.

The Servicer is responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report. The Servicer must respond promptly to any inquiries from mortgagors regarding specific mortgage status information about them that was reported to the credit repositories.

----------
(1)  Based upon Fannie Mae Guide Announcement 95-19.

                            Major Credit Repositories

A "full-file" status report for each Mortgage Loan serviced for Fannie Mae must be sent to the following repositories each month:

Company                                 Telephone Number
Consumer Credit Associates, Inc.        Call (713) 595-1190, either extension
Threadneedle Street, Suite 200          950, 150, 101, or 112, for all
Houston, Texas 77079-2903               inquiries.

Equifax Members that have an account number may call their local sales representative for all inquiries; lenders that need to set up an account should call (800) 685-5000 and select the customer assistance option.

TRW Information Systems & Services      Call (800) 831-5614 for all inquiries,
601 TRW Parkway                         current members should select option 3;
Allen, Texas 75002                      lenders that need to set up an account
                                        should select Option 4.

Trans Union Corporation                 Call (312) 258-1818 to get the name of
555 West Adams                          the local bureau to contact about
Chicago, Illinois 60661                 setting up an account or obtaining other
                                        information.

                                  EXHIBIT 1122

      Assessments of Compliance and Attestation Reports Servicing Criteria*

                                                                                                Paying    Master      Securities
Reg. AB Item 1122(d) Servicing Criteria   Depositor   Seller   Servicer   Trustee   Custodian    Agent   Servicer   Administrator
---------------------------------------   ---------   ------   --------   -------   ---------   ------   --------   -------------
(1)  General Servicing Considerations

     (i)   monitoring performance or                               X                                        [X]          [X]
           other triggers and events of
           default

     (ii)  monitoring performance of                               X
           vendors of activities
           outsourced

     (iii) maintenance of back-up                                                                           [X]          [X]
           servicer for pool assets

     (iv)  fidelity bond and E&O                                   X        [X]        [X]                  [X]
           policies in effect

(2)  Cash Collection and Administration

     (i)    timing of deposits to                                  X                              [X]       [X]          [X]
            custodial account

----------
* The descriptions of the Item 1122(d) servicing criteria use key words and phrases and are not verbatim recitations of the servicing criteria. Refer to Regulation AB, Item 1122 for a full description of servicing criteria.

                                                                                                Paying    Master      Securities
Reg. AB Item 1122(d) Servicing Criteria   Depositor   Seller   Servicer   Trustee   Custodian    Agent   Servicer   Administrator
---------------------------------------   ---------   ------   --------   -------   ---------   ------   --------   -------------
     (ii)   wire transfers to investors                            X                              [X]                    [X]
            by authorized personnel

     (iii)  advances or guarantees                                 X                                        [X]
            made, reviewed and approved
            as required

     (iv)   accounts maintained as                                 X                              [X]       [X]          [X]
            required

     (v)    accounts at federally                                  X                              [X]       [X]          [X]
            insured depository
            institutions

     (vi)   unissued checks safeguarded                           [X]                             [X]                    [X]

     (vii)  monthly reconciliations of                             X                              [X]       [X]          [X]
            accounts

(3)  Investor Remittances and Reporting

     (i)    investor reports                                                                      [X]       [X]          [X]

     (ii)   remittances                                           [X]                             [X]                    [X]

     (iii)  proper posting of                                     [X]                             [X]                    [X]
            distributions

     (iv)   reconciliation of                                                                     [X]       [X]          [X]
            remittances and payment
            statements

                                                                                                Paying    Master      Securities
Reg. AB Item 1122(d) Servicing Criteria   Depositor   Seller   Servicer   Trustee   Custodian    Agent   Servicer   Administrator
---------------------------------------   ---------   ------   --------   -------   ---------   ------   --------   -------------
(4)  Pool Asset Administration

     (i)    maintenance of pool                                   [X]                  [X]
            collateral

     (ii)   safeguarding of pool                                   X         X          X
            assets/documents

     (iii)  additions, removals and           X          X        [X]       [X]        [X]                  [X]
            substitutions of pool
            assets

     (iv)   posting and allocation of                              X
            pool asset payments to pool
            assets

     (v)    reconciliation of servicer                             X
            records

     (vi)   modifications or other                                 X                                        [X]
            changes to terms of pool
            assets

     (vii)  loss mitigation and                                    X
            recovery actions

     (viii) records regarding                                      X
            collection efforts

     (ix)   adjustments to variable                                X
            interest rates on pool
            assets

                                                                                                Paying    Master      Securities
Reg. AB Item 1122(d) Servicing Criteria   Depositor   Seller   Servicer   Trustee   Custodian    Agent   Servicer   Administrator
---------------------------------------   ---------   ------   --------   -------   ---------   ------   --------   -------------
     (x)    matters relating to funds                              X
            held in trust for obligors

     (xi)   payments made on behalf of                             X
            obligors (such as for taxes
            or insurance)

     (xii)  late payment penalties with                            X
            respect to payments made on
            behalf of obligors

     (xiii) records with respect to                                X
            payments made on behalf of
            obligors

     (xiv)  recognition and recording                              X
            of delinquencies,
            charge-offs and
            uncollectible accounts

     (xv)   maintenance of external          [X]        [X]                                       [X]                    [X]
            credit enhancement or other
            support

                                                                     EXHIBIT SOX

                                   CERTIFICATE

     THIS CERTIFICATE is being delivered pursuant to that certain Transfer and Servicing Agreement dated as of ______, 200_, with respect to Luminent Mortgage Trust 200_-_, Mortgage-Backed Notes, Series 200_-_ (the "Agreement").

     I am the [title/office] of [Responsible Party] (the ["Company" or "Servicer"]) and, in such capacity, the officer in charge of the [Company's/Servicer's] performance of the Servicing Criteria identified as the [Company's/Servicer's] responsibility on Exhibit 1122 to the Agreement. I hereby certify as follows (capitalized terms used and not otherwise defined herein have the meanings assigned in the Agreement):

     1. I have reviewed the (a) Compliance Statement of the [Company/Servicer],
(b) the Assessment of Compliance of the [Company/Servicer], (c) the related Attestation Report, and (d) all other reports, data or information provided [by the Company/Servicer] to the Securities Administrator during the preceding calendar year relating to the performance of the [Company/Servicer] under the terms of the Agreement (collectively, the "[Company/ Servicer] Information");

     2. Based on my knowledge, the [Company/Servicer] Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the period covered by the [Company/Servicer] Information;

     3. Based on my knowledge, all of the [Company/Servicer] Information required to be provided by the [Company/Servicer] under the Agreement has been provided to the Securities Administrator ;

     4. I am responsible for reviewing the activities performed by the [Company/Servicer] under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement, and except as disclosed in the Compliance Statement, the Assessment of Compliance or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

     5. The Compliance Statement, the Assessment of Compliance and the Attestation Report required to be provided by the [Company/Servicer] pursuant to the Agreement have been provided to Securities Administrator. Any material instances of noncompliance described in such reports have been disclosed to the Securities Administrator. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:
      ------------


                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


SOX-1

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE


Schedule A-1

                                   SCHEDULE B

     With respect to each Assignment Agreement, the Seller hereby makes the representation that with respect to each representation and warranty with respect to any Mortgage Loan made by the related Originator that is made as of [___] no event has occurred in respect of the Mortgage Loans since such date that would render such representations and warranties to be untrue in any material respect as of the Closing Date.


Schedule B-1

                                   SCHEDULE C

                                  LIBOR FORMULA

     With respect to each Payment Date, one-month LIBOR will equal the interbank offered rate for one-month United States dollar deposits in the London market as quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of the related Interest Accrual Period. Telerate Page 3750 means the display designated as page 3750 on the Bridge Telerate, or any other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks. If the rate does not appear on the page or any other page as may replace that page on that service (or if that service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Securities Administrator after consultation with the Depositor), the rate will be the reference bank rate.

     The reference bank rate will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks, which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Securities Administrator after consultation with the Depositor, as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the first day of the related Interest Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Amounts of the Offered Notes. The Securities Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations. If on the related date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator after consultation with the Depositor, as of 11:00 A.M., New York City time, on the date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Amounts of the Offered Notes. If no quotations can be obtained, the rate will be one-month LIBOR for the prior Payment Date.

     "LIBOR Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in the city of London, England are required or authorized by law to be closed.


Schedule C-1